                                            REGISTRATION NOS. 333-69320/811-4001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          POST-EFFECTIVE AMENDMENT NO. 3                     [X]

                                     AND/OR
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 AMENDMENT NO. 51                            [X]


                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                              GARY A. BELLER, ESQ.
              SENIOR EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                        1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:
     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on May 1, 2003 pursuant to paragraph (b) of Rule 485

     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of
         Rule 485
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2002 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2003


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

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))

FORM N-4
ITEM NO.                                                             PROSPECTUS HEADING
--------                                                             ------------------
      1.  Cover Page................................    Cover Page
      2.  Definitions...............................    Important Terms You Should Know
      3.  Synopsis..................................    Table of Expenses
      4.  Condensed Financial Information...........    General Information--Advertising Performance;
                                                          General Information--Financial Statements;
                                                          Accumulation Unit Values Table
      5.  General Description of Registrant,
            Depositor, and Portfolio Companies......    MetLife; Metropolitan Life Separate Account
                                                        E; Your Investment Choices; General
                                                          Information--Voting Rights
      6.  Deductions and Expenses...................    Table of Expenses; Deferred
                                                        Annuities--Charges; Withdrawal Processing
                                                          Fee; Deferred Annuities--Premium and Other
                                                          Taxes; General Information--Who Sells the
                                                          Deferred Annuities; Appendix--Premium Tax
                                                          Table
      7.  General Description of Variable Annuity
            Contracts...............................    Variable Annuities; Deferred
                                                        Annuities--Purchase Payments (Allocation of
                                                          Purchase Payments and Limits on Purchase
                                                          Payments); Deferred Annuities--Transfer
                                                          Privilege; General
                                                          Information--Administration (Purchase
                                                          Payments/Confirming Transactions/Processing
                                                          Transactions--By Telephone or Internet/
                                                          Changes to Your Deferred Annuity/When We
                                                          Can Cancel Your Deferred Annuity)
      8.  Annuity Period............................    Important Terms You Should Know; Deferred
                                                          Annuities--Income Pay-out Options; Income
                                                          Payment Types; Withdrawal Option
      9.  Death Benefit.............................    Deferred Annuities--Death Benefit
     10.  Purchases and Annuity Values..............    MetLife; Metropolitan Life Separate Account
                                                        E; Deferred Annuities--Purchase Payments
                                                          (Allocation of Purchase Payments and Limits
                                                          on Purchase Payments); Deferred Annuities--
                                                          The Value of Your Investment; Transfer
                                                          Privilege; Deferred Annuities--Calculating
                                                          Your Income Payments; General Information--
                                                          Administration (Purchase Payments)
     11.  Redemptions...............................    Deferred Annuities--Access to Your Money
                                                          (Systematic Withdrawal Program and Minimum
                                                          Distribution); General Information--When We
                                                          Can Cancel Your Deferred Annuity
     12.  Taxes.....................................    Income Taxes
     13.  Legal Proceedings.........................    Not Applicable

FORM N-4
ITEM NO.                                                             PROSPECTUS HEADING
--------                                                             ------------------
     14.  Table of Contents of the Statement of
            Additional Information..................    Table of Contents of the Statement of
                                                        Additional Information
     15.  Cover Page................................    Cover Page
     16.  Table of Contents.........................    Table of Contents
     17.  General Information and History...........    Not Applicable
     18.  Services..................................    Independent Auditors; Distribution of
                                                        Certificates and Interests in the Deferred
                                                          Annuities
     19.  Purchase of Securities Being Offered......    Not Applicable
     20.  Underwriters..............................    Distribution of Certificates and Interests in
                                                        the Deferred Annuities
     21.  Calculation of Performance Data...........    Performance Data
     22.  Annuity Payments..........................    Calculating Your Income Payments
     23.  Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

                                   PROSPECTUS



                            (WOMAN SITTING ON DOCK)


                            METLIFE(R) ASSET BUILDER

                                                               MAY 1, 2003

METLIFE ASSET BUILDER VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group MetLife Asset Builder contracts for deferred variable annuities ("Deferred Annuities").

--------------------------------------------------------------------------------
You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through the Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund") and the portfolios of the Met Investors Series
Trust ("Met Investors Fund"). For convenience, the portfolios are referred to as "Portfolios" in this Prospectus.

  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    NEUBERGER BERMAN PARTNERS MID CAP VALUE
  STATE STREET RESEARCH BOND INCOME          JANUS MID CAP
  STATE STREET RESEARCH DIVERSIFIED          STATE STREET RESEARCH AGGRESSIVE GROWTH
  LORD ABBETT BOND DEBENTURE                 LOOMIS SAYLES SMALL CAP
  METLIFE STOCK INDEX                        RUSSELL 2000(R) INDEX
  STATE STREET RESEARCH INVESTMENT TRUST     STATE STREET RESEARCH AURORA
  DAVIS VENTURE VALUE                        T. ROWE PRICE SMALL CAP GROWTH
  HARRIS OAKMARK LARGE CAP VALUE             SCUDDER GLOBAL EQUITY
  MET/PUTNAM VOYAGER (FORMERLY PUTNAM LARGE  MORGAN STANLEY EAFE(R) INDEX
    CAP GROWTH)                              PUTNAM INTERNATIONAL STOCK
  T. ROWE PRICE LARGE CAP GROWTH
  METLIFE MID CAP STOCK INDEX



HOW TO LEARN MORE:



Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May
1, 2003. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The
Table of Contents of the SAI appears on page 65 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company
P.O. Box 740278
Atlanta, GA 30374
Attention: MetLife Asset Builder Unit
Toll Free Phone: (866) 438-6477    [SNOOPY WITH BRIEFCASE GRAPHIC]


The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the Metropolitan Fund and the Met Investors Fund prospectuses which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity.

DEFERRED ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW.............. ..............    4
TABLE OF EXPENSES..................... .....................    7
ACCUMULATION UNIT VALUES TABLES.............. ..............   10
METLIFE.......................... ..........................   18
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........   18
VARIABLE ANNUITIES..................... ....................   18
   A Deferred Annuity.......................................   19
YOUR INVESTMENT CHOICES.................. ..................   19
DEFERRED ANNUITIES..................... ....................   21
   The Deferred Annuity and Your Retirement Plan............   21
   Automated Investment Strategies..........................   22
   Purchase Payments........................................   23
      Allocation of Purchase Payments.......................   23
      Automated Purchase Payments...........................   23
      Limits on Purchase Payments...........................   23
   The Value of Your Investment.............................   24
   Transfer Privilege.......................................   25
   Access to Your Money.....................................   26
      Systematic Withdrawal Program.........................   26
      Minimum Distribution..................................   27
   Charges..................................................   28
      Separate Account Charge...............................   28
      Investment-Related Charge.............................   29
   Premium and Other Taxes..................................   29
   Withdrawal Charges.......................................   29
   Free Look................................................   30
   Death Benefit............................................   30
   Income Pay-Out Options...................................   32
   Income Payment Types.....................................   33
   Withdrawal Option........................................   35
   How The Variable Income Pay-Out Option Differs from Other
      Income Pay-Out Options................................   37
   Minimum Size of Your Income Payment......................   39
   Calculating Your Income Payments.........................   39
      Initial Income Payment................................   40
      Subsequent Income Payments............................   40
   Adjustment Factor........................................   40
      Investment Factor.....................................   41

      Determining the Investment Factor.....................   41
      Interest Factor.......................................   42
      Determining the Interest Factor.......................   42
      The Effect of the Adjustment Factor...................   42
   Reallocation.............................................   43
   Charges..................................................   44
      Withdrawal Processing Fee.............................   44
GENERAL INFORMATION.................... ....................   45
   Administration...........................................   45
      Purchase Payments.....................................   45
      Confirming Transactions...............................   45
      Processing Transactions...............................   46
        By Telephone or Internet............................   46
        After Your Death....................................   47
        Third Party Requests................................   48
        Valuation -- Suspension of Payments.................   48
   Advertising Performance..................................   48
        Pay-In Phase........................................   48
        Pay-Out Phase.......................................   49
   Changes to Your Deferred Annuity.........................   51
   Voting Rights............................................   51
   Who Sells the Deferred Annuities.........................   52
   Financial Statements.....................................   53
   Your Spouse's Rights.....................................   53
   When We Can Cancel Your Deferred Annuity.................   53
INCOME TAXES........................ .......................   53
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION....................... .......................   65
APPENDIX FOR PREMIUM TAX TABLE............... ..............   66


MetLife does not intend to offer the Deferred Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW
ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ADJUSTMENT FACTOR

The adjustment factor for each investment division is used to calculate your income payment (as defined later). For each investment division, your current income payment is equal to the income payment as of the last valuation date multiplied by the adjustment factor. The adjustment factor is the result of multiplying the interest factor times the investment factor. Whether your income payment goes up or down depends on the current adjustment factor.

ANNUITY PURCHASE RATE

The annuity purchase rate is based on the annuity income type you choose, an interest rate, and your age, sex and number of payments remaining, to the extent relevant. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost you would incur if you were choosing the same income option you have in light of this updated information.

CONTRACT


A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. Generally, you, as the participant or annuitant, receive a certificate under the contract. In other cases, only the employer, plan trustee or other entity receives a contract, and the participant or annuitant does not


[SNOOPY WITH POINTER GRAPHIC]
receive a certificate under the contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.


CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INTEREST FACTOR

The interest factor measures the impact of changes in the specified interest rate. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate, transfer or reallocate money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund or the Met Investors Fund.

INVESTMENT FACTOR

The investment factor for each investment division measures the investment experience (after applicable charges and expenses) of that investment division compared to the specified interest rate in effect on the prior valuation date. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to make a request is 866-438-6477.

SEPARATE ACCOUNT
A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in the Deferred Annuities.

SPECIFIED INTEREST RATE

The specified interest rate and the source of the rate are defined in your contract. The specified interest rate may differ among groups. The rate is based on market interest rates such as the yield on a 10 Year Treasury, LIBOR interest rate swap, corporate bond or some other measure of interest rates. We use it as the benchmark interest rate to determine your initial income payment and all future income payments. The higher the specified interest rate, the higher your initial variable income payment will be. The lower the specified interest rate, the lower your initial variable income payment will be, but subsequent variable income payments will increase more rapidly or decrease more slowly than if the specified interest rate were higher as changes occur in the specified interest rate and the actual investment experience of the investment divisions. We guarantee that we will not change the way we determine the specified interest rate or the date we choose to apply the rate to the interest factor calculation, except as stated next. We typically determine the rate on a monthly basis, but we may determine the rate either more or less often, in which case we will tell you in advance that we will be doing so. For any valuation date, we will use the designated rate. Should a rate become unavailable or if the selected rate is not published in the source as stated in your contract, we will use a readily available rate or a source that we consider most comparable.


VALUATION DATE
The day on which we calculate your income payment or process a reallocation request or determine contract value. A valuation date is a day the Exchange is open for regular trading. We value at the close of trading for the Exchange. The Exchange usually closes at 4 p.m. Eastern Time, but may close earlier or later.

VARIABLE ANNUITY
An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU
In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or the participant or annuitant for whom money is invested under group arrangements.

TABLE OF EXPENSES -- METLIFE ASSET BUILDER DEFERRED ANNUITIES


    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes the charges you will pay at the time you purchase the Deferred Annuity, make withdrawals from your Deferred Annuity or make transfers between investment divisions. There are no fees for the Fixed Interest Account. The tables do not show premium and other taxes which may apply.
--------------------------------------------------------------------------------


Contract Owner Transaction Expenses

  Sales Load Imposed on Purchases...........................              None
  Deferred Sales Load (as a percentage of the purchase
     payment funding the withdrawal during the accumulation
     period)................................................              None
  Exchange Fee..............................................              None
  Surrender Fee.............................................              None
  Withdrawal Processing Fee During Pay-Out Phase (1)........      $95 for each
                                                                    withdrawal



 (1 ) SUBJECT TO METLIFE'S UNDERWRITING REQUIREMENTS, WE MAY MAKE AVAILABLE A
      WITHDRAWAL OPTION TO YOUR INCOME PAY-OUT OPTION UNDER THE DEFERRED ANNUITY. IF THE WITHDRAWAL OPTION IS AVAILABLE TO YOUR INCOME PAY-OUT OPTION, YOU CAN CHOOSE TO ADD A WITHDRAWAL OPTION THAT PERMITS YOU TO WITHDRAW AMOUNTS FROM YOUR ANNUITY. THIS OPTION IS DESCRIBED IN MORE DETAIL IN THE PROSPECTUS.


--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

  Annual Contract Fee.......................................              None
  Transfer Fee..............................................              None



The Deferred Annuity is not designed to permit market timing. Accordingly, we reserve the right to charge a transfer fee.

Separate Account Annual Charge (as a percentage of average
  account value) (2)
  Pay-In Phase..............................................    Minimum: 0.45%
                                              Maximum Guaranteed Charge: 0.95%
  Pay-Out Phase ...........................   Maximum Guaranteed Charge: 1.25%



 (2 ) THE ANNUAL SEPARATE ACCOUNT CHARGE IS STATED IN YOUR DEFERRED ANNUITY.
      THIS CHARGE MAY NOT EXCEED 0.95% IN THE PAY-IN PHASE (OR 1.25% IN THE PAY-OUT PHASE) OF YOUR AVERAGE VALUE (OR ALLOCATION) IN THE INVESTMENT DIVISIONS. THE RATE THAT APPLIES TO YOUR DEFERRED ANNUITY MAY BE LESS THAN THIS MAXIMUM CHARGE, AS DISCUSSED LATER IN THE PROSPECTUS.


--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity. More details concerning the Metropolitan Fund and the Met Investors Fund fees and expenses are contained in their respective prospectuses.


                                                              Minimum   Maximum
                                                              -------   -------
Total Annual Metropolitan Fund and Met Investors Fund
Operating Expenses for the fiscal year ending
December 31, 2002 (expenses that are deducted from these
Funds' assets include management fees and other expenses)...  0.31%     1.12%
After Waiver and/or Reimbursement of Expenses (3)(4)........  0.31%     1.12%



(3) PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES FOR CLASS A SHARES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:



                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO......................    0.75%
MET/PUTNAM VOYAGER PORTFOLIO................................    1.00%



THE AGREEMENT MAY BE TERMINATED ANY TIME AFTER APRIL 30, 2004. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



(4) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, UNTIL AT LEAST APRIL 30, 2004, METLIFE INVESTORS HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF INTEREST, TAXES, BROKERAGE COMMISSIONS, OR EXTRAORDINARY EXPENSES AND 12B-1 PLAN FEES) AS NECESSARY TO LIMIT TOTAL EXPENSES TO 0.75% OF DAILY NET ASSETS FOR THE LORD ABBETT BOND DEBENTURE PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

METROPOLITAN FUND CLASS A ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31,
2002
(as a percentage of average net assets)

                                                                                       A+B=C
                                                                        B          TOTAL EXPENSES
                                                       A          OTHER EXPENSES       BEFORE
                                                   MANAGEMENT         BEFORE          WAIVER/
                                                      FEES        REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio....................................       0.25             0.09             0.34
State Street Research Bond Income
  Portfolio (5)(6).............................       0.40             0.11             0.51
State Street Research Diversified
  Portfolio (5)(7).............................       0.44             0.05             0.49
MetLife Stock Index Portfolio..................       0.25             0.06             0.31
State Street Research Investment Trust
  Portfolio (5)(7).............................       0.49             0.05             0.54
Davis Venture Value Portfolio (5)(7)...........       0.75             0.05             0.80
Harris Oakmark Large Cap Value
  Portfolio (5)(7).............................       0.75             0.08             0.83
Met/Putnam Voyager Portfolio (3)(5)............       0.80             0.27             1.07
T. Rowe Price Large Cap Growth
  Portfolio (5)(7).............................       0.63             0.14             0.77
MetLife Mid Cap Stock Index Portfolio..........       0.25             0.18             0.43
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(7).............................       0.69             0.11             0.80
Janus Mid Cap Portfolio (5)....................       0.69             0.06             0.75
State Street Research Aggressive Growth
  Portfolio (5)(7).............................       0.73             0.06             0.79
Loomis Sayles Small Cap Portfolio (5)..........       0.90             0.07             0.97
Russell 2000(R) Index Portfolio................       0.25             0.24             0.49
State Street Research Aurora Portfolio (5).....       0.85             0.10             0.95
T. Rowe Price Small Cap Growth Portfolio (5)...       0.52             0.09             0.61
Scudder Global Equity Portfolio (5)............       0.64             0.17             0.81
Morgan Stanley EAFE(R) Index Portfolio (3).....       0.30             0.49             0.79
Putnam International Stock Portfolio (5).......       0.90             0.22             1.12

                                                                 C-D=E TOTAL
                                                                   EXPENSES
                                                       D            AFTER
                                                    WAIVER/        WAIVER/
                                                 REIMBURSEMENT  REIMBURSEMENT
-----------------------------------------------  -----------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio....................................       0.00           0.34
State Street Research Bond Income
  Portfolio (5)(6).............................       0.00           0.51
State Street Research Diversified
  Portfolio (5)(7).............................       0.00           0.49
MetLife Stock Index Portfolio..................       0.00           0.31
State Street Research Investment Trust
  Portfolio (5)(7).............................       0.00           0.54
Davis Venture Value Portfolio (5)(7)...........       0.00           0.80
Harris Oakmark Large Cap Value
  Portfolio (5)(7).............................       0.00           0.83
Met/Putnam Voyager Portfolio (3)(5)............       0.07           1.00
T. Rowe Price Large Cap Growth
  Portfolio (5)(7).............................       0.00           0.77
MetLife Mid Cap Stock Index Portfolio..........       0.00           0.43
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(7).............................       0.00           0.80
Janus Mid Cap Portfolio (5)....................       0.00           0.75
State Street Research Aggressive Growth
  Portfolio (5)(7).............................       0.00           0.79
Loomis Sayles Small Cap Portfolio (5)..........       0.00           0.97
Russell 2000(R) Index Portfolio................       0.00           0.49
State Street Research Aurora Portfolio (5).....       0.00           0.95
T. Rowe Price Small Cap Growth Portfolio (5)...       0.00           0.61
Scudder Global Equity Portfolio (5)............       0.00           0.81
Morgan Stanley EAFE(R) Index Portfolio (3).....       0.04           0.75
Putnam International Stock Portfolio (5).......       0.00           1.12


                                                                                   A+B=C
                                                                    B          TOTAL EXPENSES
MET INVESTORS FUND CLASS A ANNUAL EXPENSES FOR       A        OTHER EXPENSES       BEFORE
FISCAL YEAR ENDING DECEMBER 31, 2002             MANAGEMENT       BEFORE          WAIVER/
(as a percentage of average net assets)             FEES      REIMBURSEMENT    REIMBURSEMENT
---------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio (4)(6)....    0.60           0.17             0.77

                                                                    C-D=E
                                                                TOTAL EXPENSES
MET INVESTORS FUND CLASS A ANNUAL EXPENSES FOR         D            AFTER
FISCAL YEAR ENDING DECEMBER 31, 2002                WAIVER/        WAIVER/
(as a percentage of average net assets)          REIMBURSEMENT  REIMBURSEMENT
-----------------------------------------------  -----------------------------
Lord Abbett Bond Debenture Portfolio (4)(6)....      0.02           0.75

(5) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND SAI FOR EACH RESPECTIVE FUND.



(6) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.



(7) CERTAIN OF THE METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF A PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS.


EXAMPLES
The examples are intended to help you compare the cost of investing in the Deferred Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).
EXAMPLE 1.
This Example assumes you invest $10,000 in the contract for the time periods indicated. Your actual costs may be higher or lower.
ASSUMPTIONS:

- a maximum Separate Account charge of 0.95%;


- reimbursement and/or waiver of expenses was not in effect;

- the underlying Portfolio has a 5% return each year;
- you bear the minimum or maximum fees and expenses of any of the Portfolios;
  and
- you surrender the contract, do not surrender the contract, or you do not elect to annuitize (no withdrawal charges apply).


                                                                   1             3             5              10
                                                                  YEAR         YEARS         YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum.....................................................      $212         $655          $1,124         $2,419
Minimum.....................................................      $129         $402          $  695         $1,530


EXAMPLE 2.
This example assumes that you elect to annuitize the contract with a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
ASSUMPTIONS:
- a maximum Separate Account charge of 1.25%;

- no allocation to the Basic Fixed Income Option and Flexible Fixed Payment Option (as described later in the Prospectus);

- a constant 7% specified interest rate;

- reimbursement and/or waiver of expenses was not in effect;

- the underlying Portfolio has a 5% return each year;
- you bear the minimum or the maximum fees and expenses of any of the Portfolios; and
- you elect to annuitize. (8)


                                                                   1             3             5              10
                                                                  YEAR         YEARS         YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum.....................................................      $230         $648          $1,011         $1,702
Minimum.....................................................      $152         $431          $  678         $1,161


(8) THE EXAMPLE ASSUMES THAT A DEFERRED ANNUITY PAYING MONTHLY BENEFITS IS ANNUITIZED AT THE BEGINNING OF YEAR 1 BY A MALE, AGE 65 AND IS PAYING MONTHLY BENEFITS DURING THE PERIOD SHOWN.

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION


THESE TABLES AND BAR CHARTS SHOW FLUCTUATIONS IN THE ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION FROM YEAR END TO YEAR END. THE INFORMATION IN THIS TABLE HAS BEEN DERIVED FROM THE SEPARATE ACCOUNT'S FULL FINANCIAL STATEMENTS OR OTHER REPORTS (SUCH AS THE ANNUAL REPORT). THE FIRST TABLE AND CHARTS SHOW THE DEFERRED ANNUITY THAT HAS THE MAXIMUM GUARANTEED SEPARATE ACCOUNT CHARGE (0.95%), AND THE SECOND TABLE AND CHARTS SHOW THE DEFERRED ANNUITY THAT HAS THE LOWEST SEPARATE ACCOUNT CHARGE (0.45%). A TABLE WITH ACCUMULATION UNIT VALUES FOR DEFERRED ANNUITIES WITH SEPARATE ACCOUNT CHARGES OTHER THAN THE MINIMUM AND THE MAXIMUM APPEAR IN THE SAI, WHICH IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 1-866-438-6477.



-----------------------------------------------------------------------------------------------------------
                                                         BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                   ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 1 and Bar Chart 1 (Maximum Guaranteed Charge) YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Division(a).....  2002      $ 9.70            $10.59        14,828.68
                                                    2001        9.67              9.70                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Bond Income Division(a)(b)... 2002        9.75             10.46         4,305.23
                                                    2001        9.73              9.75                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

State Street Research Diversified Division(a).....  2002       10.77              9.19         1,357.98
                                                    2001       10.87             10.77                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Lord Abbett Bond Debenture Division(a)(c).........  2002        9.62              9.96           917.29
                                                    2001       10.00              9.62                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


MetLife Stock Index Division(a)...................  2002       11.07              8.52        69,373.58
                                                    2001       11.26             11.07                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


[LUCY WITH STOCK TICKER GRAPHIC]

-----------------------------------------------------------------------------------------------------------
                                                         BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                   ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 1 and Bar Chart 1 (Maximum Guaranteed Charge) YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

State Street Research Investment Trust
  Division(a).....................................  2002      $11.46            $ 8.39         4,019.83
                                                    2001       11.63             11.46                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Davis Venture Value Division(a)...................  2002       10.66              8.83         7,235.96
                                                    2001       10.07             10.66                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Harris Oakmark Large Cap Value Division(a)........  2002       10.16              8.64         7,246.30
                                                    2001       10.02             10.16                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Met/Putnam Voyager Division(a)....................  2002       12.01              8.46           320.01
                                                    2001       12.50             12.01                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth Division(a)........  2002       11.36              8.64           395.58
                                                    2001       11.47             11.36                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

MetLife Mid Cap Stock Index Division(a)...........  2002       10.00              8.43        12,716.05
                                                    2001        9.96             10.00                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------------------------
                                                         BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                   ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 1 and Bar Chart 1 (Maximum Guaranteed Charge) YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Neuberger Berman Partners Mid Cap Value
  Division(a).....................................  2002      $ 9.75            $ 8.73         9,207.29
                                                    2001        9.62              9.75                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Janus Mid Cap Division(a).........................  2002       12.02              8.46           751.49
                                                    2001       12.18             12.02                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

State Street Research Aggressive Growth
  Division(a).....................................  2002       11.49              8.11         3,156.97
                                                    2001       11.68             11.49                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Loomis Sayles Small Cap Division(a)...............  2002       10.45              8.12         8,252.11
                                                    2001       10.37             10.45                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Russell 2000(R) Index Division(a).................  2002       10.35              8.16         3,215.61
                                                    2001       10.23             10.35                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

State Street Research Aurora Division(a)..........  2002        9.98              7.78         4,888.82
                                                    2001        9.86              9.98                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------------------------
                                                         BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                   ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 1 and Bar Chart 1 (Maximum Guaranteed Charge) YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Division(a)........  2002      $11.37            $ 8.26        12,326.50
                                                    2001       11.31             11.37                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Scudder Global Equity Division(a).................  2002       10.42              8.67           314.60
                                                    2001       10.46             10.42                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index Division(a)..........  2002       10.44              8.63         2,927.15
                                                    2001       10.68             10.44                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Putnam International Stock Division(a)............  2002       10.58              8.64             7.86
                                                    2001       10.81             10.58                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION


----------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                  ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 2 and Bar Chart 2 (Lowest Charge)            YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Division(a)..... 2002      $ 9.90            $10.86            0
                                                   2001        9.87              9.90            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Bond Income
  Division(a)(b).................................. 2002        9.85             10.62
                                                   2001        9.83              9.85            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

State Street Research Diversified Division(a)..... 2002       10.27              8.81            0
                                                   2001       10.36             10.27            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Lord Abbett Bond Debenture Division(a)(c)......... 2002        9.69              9.77
                                                   2001        9.75              9.69            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


MetLife Stock Index Division(a)................... 2002       10.14              7.84            0
                                                   2001       10.30             10.14            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


[LUCY WITH STOCK TICKER GRAPHIC]

----------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                  ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 2 and Bar Chart 2 (Lowest Charge)            YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------

State Street Research Investment Trust
  Division(a)..................................... 2002      $10.51            $ 7.73            0
                                                   2001       10.66             10.51            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Davis Venture Value Division(a)................... 2002       10.31              8.58            0
                                                   2001       10.34             10.31            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Harris Oakmark Large Cap Value Division(a)........ 2002        9.78              8.36            0
                                                   2001        9.64              9.78            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Met/Putnam Voyager Division(a).................... 2002       10.67              7.55            0
                                                   2001       11.09             10.67            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth Division(a)........ 2002       10.39              7.94            0
                                                   2001       10.48             10.39            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

MetLife Mid Cap Stock Index Division(a)........... 2002        9.85              8.35            0
                                                   2001        9.81              9.85            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                  ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 2 and Bar Chart 2 (Lowest Charge)            YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------

Neuberger Berman Partners Mid Cap Value
  Division(a)..................................... 2002      $ 9.75            $ 8.77            0
                                                   2001        9.61              9.75            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Janus Mid Cap Division(a)......................... 2002       11.35              8.03            0
                                                   2001       11.50             11.35            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

State Street Research Aggressive Growth
  Division(a)..................................... 2002       10.86              7.71            0
                                                   2001       11.04             10.86            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Loomis Sayles Small Cap Division(a)............... 2002       10.22              7.98            0
                                                   2001       10.14             10.22            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Russell 2000(R) Index Division(a)................. 2002       10.17              8.06            0
                                                   2001       10.05             10.17            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

State Street Research Aurora Division(a).......... 2002        9.68              7.58            0
                                                   2001        9.56              9.68            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                  ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 2 and Bar Chart 2 (Lowest Charge)            YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Division(a)........ 2002      $10.68            $ 7.80            0
                                                   2001       10.62             10.68            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Scudder Global Equity Division(a)................. 2002       10.19              8.52            0
                                                   2001       10.22             10.19            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index Division(a).......... 2002       10.37              8.62            0
                                                   2001       10.61             10.37            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Putnam International Stock Division(a)............ 2002       10.34              8.49            0
                                                   2001       10.56             10.34            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


----------------------------------------
(a)Inception Date: December 6, 2001.

(b)The assets of the State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002, are those of State Street Research Income Division.

(c)The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002, are those of Loomis Sayles High Yield Bond Division.

METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 12 million individuals in the United States and companies and institutions with 33 million employees and members. It also has international insurance operations in 12 countries.


METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Asset Builder Variable Annuity Contracts and other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES
This Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are "variable" because the value of your account varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. Your income payment under your Deferred Annuity may also vary. These payments vary based upon investment performance and market interest rates. MetLife and its affiliates also offer other annuities not described in this Prospectus.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account". With the Fixed Interest Account, your money earns a rate of interest that we guarantee. The Deferred Annuities have a fixed payment option called the Flexible Fixed Income Option. We may make available another fixed payment option called the Basic Fixed Income Option. Under the Flexible Fixed Income Option and the Basic Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.


A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA such as the availability of a guaranteed income for life or the death benefits.

The pay-out phase begins when you either take all of your money out of the account or you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."


YOUR INVESTMENT CHOICES
The Metropolitan Fund and the Met Investors Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund and the Met Investors Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The classes of shares available to the MetLife Asset Builder Variable Annuities do not impose any 12b-1 Plan fees.

The investment choices are listed in the approximate risk relationship among the available Portfolios from the most conservative to the most aggressive, with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of


The group Deferred Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive, with all those within the same investment style listed in alphabetical order.

The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate option.

a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

                                           [SNOOPY READING MENU GRAPHIC]
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
LORD ABBETT BOND DEBENTURE PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO
DAVIS VENTURE VALUE PORTFOLIO
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

MET/PUTNAM VOYAGER PORTFOLIO

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
METLIFE MID CAP STOCK INDEX PORTFOLIO
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO
JANUS MID CAP PORTFOLIO
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
LOOMIS SAYLES SMALL CAP PORTFOLIO
RUSSELL 2000(R) INDEX PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
SCUDDER GLOBAL EQUITY PORTFOLIO
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
PUTNAM INTERNATIONAL STOCK PORTFOLIO

Some of the investment choices may not be available under the terms of the Deferred Annuity. The contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

*   Some of the investment divisions are not approved in your state.

* Your employer, association or other group contract holder limits available investment divisions.

*   We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund or the Met Investors Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
 20

The Metropolitan Fund and the Met Investors Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap Portfolio, each Portfolio is "diversified" under the 1940 Act.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund or the Met Investors Fund.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which you can accumulate money:

  * Non-Qualified         * Roth IRAs (Roth
  * Traditional IRA           Individual
    (Individual               Retirement
    Retirement                Annuities)
    Annuities)

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations imposed by the plan may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM) An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

THE EQUALIZER(SM) You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If, over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(SM) You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM) You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models.


We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.
          Also, these strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.
                                                                  [SAFE GRAPHIC]
                                                                 [SCALE GRAPHIC]
                                                             [PIE CHART GRAPHIC]
                                                                 [GLOBE GRAPHIC]

We may rely on a third party for its expertise in creating appropriate allocations.


THE ALLOCATOR(SM) Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.


The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change, as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Non-Qualified Deferred Annuity, you may be able to elect to have purchase payments made automatically. With "automatic payroll deduction," your employer deducts an amount from your salary and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws or regulatory requirements;

*   Our right to limit the total of your purchase payments to $1,000,000;

* Our right to restrict purchase payments to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g. $1,000,000); and
*   Participation in the Systematic Withdrawal Program (as described later).

                              [HOUR GLASS GRAPHIC]
You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.

THE VALUE OF YOUR INVESTMENT
Accumulation units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of the Separate Account charge for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50; ($10.00 x 1.05 = $10.50 is the new Accumulation Unit Value). The value of your $500 investment is then $525 (50 x $10.50 = $525).

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50; ($10.00 x .95 = $9.50 is the new Accumulation Unit Value). The value of your $500 investment is then $475 (50 x $9.50 = $475).

TRANSFER PRIVILEGE
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


We reserve the right to restrict transfers to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate; or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).


Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.


The Deferred Annuity is not designed to permit market timing. Accordingly, we reserve the right to: (1) defer the transfer privilege at any time that we are unable to purchase or redeem shares in the Portfolios, to the extent permitted by law; (2) limit the number of transfers you may make each Contract Year; (3) limit the dollar amount that may be transferred at any one time; (4) charge a transfer fee; and (5) impose limitations and modifications where exercise of the transfer privilege creates or would create disadvantages to other contractholders. Examples of these limitations or modifications include, but are not limited to: (1) imposing a minimum time period between each transfer; and
(2) requiring a signed, written request to make the transfer. In addition, in accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.


Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

You may transfer money within your contract. You will not incur current taxes on your earnings as a result of transferring your money.

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes and tax penalties may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis, with the percentage of your Account

Income taxes and tax penalties may apply to any withdrawal you make.

We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or the investment divisions you select either pro rata or in the proportions you request.
 26

Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request.


Changes in the dollar amount, percentage or timing of the payments can be made at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program.

You may request to stop your Systematic Withdrawal Program at anytime. We must receive any request in good order at least 30 days in advance. Although we need your written authorization to begin this program, you may cancel this program at any time by telephone (or over the Internet, if we agree) or by writing to us at your MetLife Designated Office.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

If you would like to receive your Systematic Withdrawal Program payment by the first of the month, you should request that the payment date be the 20th day of the month.

Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option.

CHARGES
There are two types of charges you pay while you have money in an investment division:


*   Separate Account charge and


*   Investment-related charge.

SEPARATE ACCOUNT CHARGE


You pay an annual Separate Account charge that, during the pay-in phase, will not exceed 0.95% of the average value of the amounts in the investment divisions. The rate that applies is stated in your Deferred Annuity contract, and may be less than this maximum rate. We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. We consider a variety of factors in determining charges, including but not limited to:


*   The nature of the group;

* The method by which sales will be made to the individuals associated with the group;

*   The facility by which premiums will be paid;

*   The group's capabilities with respect to administrative tasks;

*   Our anticipated persistency of the contracts;

*   The size of the group and the number of years it has been in existence; and

* The aggregate amount of premiums we expect to be paid on the contracts owned by the group or by individuals associated with the group.


Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any contract holder.


This charge includes insurance-related charges that pay us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers and miscellaneous administrative costs. These administrative costs which we incur include financial, actuarial, accounting and legal expenses.

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges every time we calculate the Accumulation Unit Value.
The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges every time we calculate the Accumulation Unit Value.
 28

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment manager for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. None of the shares available to the Deferred Annuity has 12b-1 Plan fees. The percentage you pay for the investment-related charge depends on which divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Our practice is generally to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments any taxes (including, but not limited, to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


WITHDRAWAL CHARGES

There are no withdrawal charges.

FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies).

If you intend to purchase the Deferred Annuity for use with a Traditional IRA or Roth IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.


If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:



   *   Your Account Balance;



   *   The total of all of your purchase payments less any partial withdrawals;
       and



   * Your highest Account Balance as of the end of your fifth contract anniversary and at the end of every other fifth anniversary, less any later partial withdrawals, fees and charges.



Subject to state approval, for a Deferred Annuity purchased after April 30, 2003, if you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:


1.  Your Account Balance; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal; or

3. "Highest Account Balance" as of the end of each fifth contract anniversary, determined as follows:

   *   At issue, the highest Account Balance is your initial purchase payment;

   *   Increase the highest Account Balance by each subsequent purchase payment;

   * Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

   * On each fifth contract anniversary, compare the (1) then highest Account Balance to the (2) current Account Balance and (3) total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal and set the Account Balance equal to the highest of the three.

EXAMPLE:

---------------------------------------------------------------------------------
                                          DATE                    AMOUNT
                                 ------------------------ ------------------------
  A      INITIAL PURCHASE               10/1/2003                $100,000
         PAYMENT
---------------------------------------------------------------------------------
  B      ACCOUNT BALANCE                10/1/2004                $104,000
                                     (FIRST CONTRACT
                                      ANNIVERSARY)
---------------------------------------------------------------------------------
  C      DEATH BENEFIT               AS OF 10/1/2004             $104,000
                                                          (= GREATER OF A AND B)
---------------------------------------------------------------------------------
  D      ACCOUNT BALANCE                10/1/2005                 $90,000
                                    (SECOND CONTRACT
                                      ANNIVERSARY)
---------------------------------------------------------------------------------
  E      DEATH BENEFIT                  10/1/2005                $100,000
                                                          (= GREATER OF A AND D)
---------------------------------------------------------------------------------
  F      WITHDRAWAL                     10/2/2005                 $9,000
---------------------------------------------------------------------------------
  G      PERCENTAGE REDUCTION           10/2/2005                   10%
         IN ACCOUNT BALANCE                                       (= F/D)
---------------------------------------------------------------------------------
  H      ACCOUNT BALANCE AFTER          10/2/2005                 $81,000
         WITHDRAWAL                                              (= D - F)
---------------------------------------------------------------------------------
  I      PURCHASE PAYMENTS                AS OF                   $90,000
         REDUCED FOR WITHDRAWAL         10/2/2005             [= A - (A X G)]
---------------------------------------------------------------------------------
  J      DEATH BENEFIT                  10/2/2005                 $90,000
                                                          (= GREATER OF H AND I)
---------------------------------------------------------------------------------
  K      ACCOUNT BALANCE                10/1/2008                $125,000
---------------------------------------------------------------------------------
  L      DEATH BENEFIT (HIGHEST      AS OF 10/1/2008             $125,000
         ACCOUNT BALANCE)          (FIFTH ANNIVERSARY)    (= GREATER OF I AND K)
---------------------------------------------------------------------------------
  M      ACCOUNT BALANCE                10/2/2008                $110,000
---------------------------------------------------------------------------------
  N      DEATH BENEFIT                    AS OF                  $125,000
                                        10/2/2008         (= GREATEST OF I, L, M)
---------------------------------------------------------------------------------

Note to Example

    Account Balances on 10/1/05 and 10/2/05 are assumed to be equal prior to the withdrawal.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. We may also offer other options for distribution of the death benefit if permitted under the tax law.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance.) There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers.

If the beneficiary is your spouse, he/she may be substituted as the owner of the Deferred Annuity and continue the contract. In that case, the Account Balance will be reset to equal the death benefit on the date the beneficiary continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance.) If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include Highest Account Balance as of the end of your fifth contract anniversary and at the end of every other fifth anniversary, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the contract.

Where there are multiple beneficiaries, we will value the death benefit as of the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

INCOME PAY-OUT OPTIONS

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The following sections describe the income pay-out options that are currently available. However the pay-out options may not be available in all states.

 The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.


                                                     [SNOOPY SUNBATHING GRAPHIC]
 32

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period; and

*   A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or for the lifetimes of two people or over a specified period.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under a fixed income option.

By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a lifetime income annuity with a 10 year guarantee period. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Flexible Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Deferred Annuity, to the extent permitted by law.

INCOME PAYMENT TYPES

We provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your pay-out phase:

* Owner: the person or entity which has all rights including the right to direct who receives payment. (Typically, the owner under a group contract permits the annuitant to choose a beneficiary.)

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum, if any, if the owner dies.

Your income payment amount will depend in large part on your choices. For lifetime types, the age and sex of the measuring lives (annuitants) will also be considered. Whether you choose a withdrawal option will also be considered. For example, if you select a pay-out type guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out type with payments over only your lifetime. Typically, income payment types which have a withdrawal option will result in lower income payments than if you had chosen an income payment type without this feature. We reserve the right to limit, modify or stop issuing any of the income types currently available based upon legal requirements or other considerations. The following income payment


You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.

Many times the Owner and the Annuitant are the same person.

types are currently available. We may limit income payment types offered to meet federal tax law requirements.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living. No income payments are made once the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed income payments have been made, income payments are made to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY LIMITED TO A SPECIFIED PERIOD: A variable income that continues as long as the annuitant lives up to a designated number of years. No income payments are made once the annuitant is no longer living or the specified period has elapsed.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that continues as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living.


In that event, the income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed income payments have been made, income payments are made to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. If one annuitant dies after the guarantee period has expired, income payments continue to be made to the living annuitant. In that event, income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once the guarantee period has expired and both annuitants are no longer living.


INCOME ANNUITY FOR A GUARANTEE PERIOD: A variable income that continues for a guaranteed period of up to 30 years. If the annuitant dies before all income payments have been made, income payments are paid to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income type.


When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;

- The growth potential of other investments; and

- How long you would like your income to last.

                                                     [SNOOPY UNDER PALM GRAPHIC]
 34

WITHDRAWAL OPTION



Subject to MetLife's underwriting requirements, we may make available a withdrawal option. If the withdrawal option is available under your income payment type, you can choose to add this optional withdrawal feature. The decision to add this feature is made at annuitization and is irrevocable. The withdrawal option may not be available in all states. This feature varies by your income payment type (described above) and whether you purchase your Deferred Annuity with pre-tax or post-tax dollars.


Please refer to the discussion in the Tax Section of this Prospectus concerning the possibility that the choice of a pay-out on this withdrawal option or the exercise of this option may result in the pay-out not satisfying minimum distribution requirements.


Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the withdrawal option, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.



Please note that the purchase of the withdrawal option may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the withdrawal feature may not be appropriate under defined benefit plans.


DURING THE FIRST TWO YEARS IN THE PAY-OUT PHASE

You may withdraw up to an amount equal to the "fair market value" of your future income payments during the first two years you are in the pay-out phase of the Deferred Annuity. We calculate the "fair market value" as follows:

*   First, we update the adjustment factor as of the date of the withdrawal;

* Then we determine what your revised income payment would be based on that updated adjustment factor;

* Then we calculate the maximum permissible withdrawal amount by multiplying the revised income payment by an updated annuity purchase rate, which has been adjusted to reflect the value of the withdrawal feature.

If you withdraw this maximum amount during the first two years, there will be no value left in your annuity. Consequently, we will then have no further obligations to you; you will receive no further income payments.

If you withdraw less than the maximum amount permitted, each future income payment will be reduced proportionately by the percentage equal to the ratio of your withdrawal amount to the maximum permitted withdrawal amount.

AFTER THE FIRST TWO YEARS IN THE PAY-OUT PHASE

You may make withdrawals after the first two years following annuitization only if you purchased a Non-Qualified Deferred Annuity with post-tax dollars with one of the following income payment types that provides for a period of guaranteed payments:

*   Lifetime Income Annuity with a Guarantee Period;

*   Lifetime Income Annuity for Two with a Guarantee Period; or

*   Income Annuity for a Guarantee Period.


You may withdraw on a cumulative basis up to an amount equal to 75% of the "withdrawal value" of the payments in the guarantee period under your income payment type. When we calculate the "withdrawal value" of these payments, we use the "fair market value" calculation previously described except that in the third step the maximum permissible withdrawal calculation uses an updated annuity purchase rate that reflects only the payments in the remaining guarantee period for your income payment type.



Each future income payment after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the full "withdrawal value" of the payments in the guarantee period under your income payment type at the time of the withdrawal. You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your remaining income payments during the guarantee period to less than 25% of what those payments would have been had no withdrawals been made during the guarantee period. Any income payments payable after the guarantee period will not be reduced for the withdrawals you made.


REQUESTING A WITHDRAWAL

At your request, we will determine for you the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken.

You generally may make a withdrawal on any business day during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. Unless you tell us otherwise, we will take the withdrawal proportionately from each investment division, Basic Fixed Income Option and the Flexible Fixed Income Option in which you then had an allocation.

A processing fee of $95 will be deducted from each withdrawal. Withdrawals must be at least $1,000. If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will consider this to be a request for a full withdrawal.

If you choose an income payment type with this feature, the amount of the income payments you receive will be lower than what you would have received had you chosen an income payment type without this feature.

The amount by which your income payments will be reduced will depend upon your life expectancy during the permitted withdrawal period, the income type you choose and the amount applied to provide the payments.


We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law or to protect you and other contract holders in the investment divisions from adverse tax consequences.


HOW THE VARIABLE INCOME PAY-OUT OPTION DIFFERS FROM OTHER INCOME PAY-OUT OPTIONS

Income pay-out options generally come in two varieties, fixed or variable. The income pay-out option provided by the investment divisions of this variable annuity does not fall squarely in either of these traditional categories.


A fixed income pay-out option provides guaranteed payments based on a fixed rate of return that typically reflects market interest rates at the time of purchase. The amount of each payment is fixed for the duration of the income pay-out option. A fixed income pay-out option provides you with the security of a guaranteed income but does not protect your income payments from the negative impact of inflation over time.

A variable income pay-out option provides payments which vary based on the net investment performance of underlying portfolios of stocks and bonds relative to a benchmark, commonly termed the assumed investment return (AIR). This benchmark is constant for the duration of the annuity. To the extent that the net investment performance exceeds the benchmark, income payments go up. Conversely, if the net investment performance is below the benchmark, income payments go down. Despite the risk you bear of lower payments, the economic assumption underlying a typical variable income pay-out option is that over the long term the stock and bond investment returns will outperform the guaranteed interest rate of a typical fixed income pay-out option.

If market interest rates at the time a variable income pay-out option is selected exceed the stated AIR, then the payments under a fixed income pay-out option generally will be greater than the initial

[HOURGLASS WITH DOLLAR GRAPHIC]
variable payment under the variable income pay-out option. There are two reasons for the higher fixed income pay-out option payment. First, higher interest rates yield higher income payments. Second, a variable income pay-out option typically assumes a relatively low AIR which increases the likelihood of rising income payments over time. Even though the initial payment under a variable income pay-out option may be lower than payments under the fixed income pay-out option, variable income payments may increase over time (although they may decrease as well). Therefore, variable income pay-out options provide potential protection against inflation.

The income pay-out option under the Deferred Annuity has both fixed and variable income options. The Flexible Fixed Income Option and the Basic Fixed Income Option work like a fixed annuity. If you want the security of a guaranteed income you may allocate a portion or all of your income payments to the Flexible Fixed Income Option and the Basic Fixed Income Option. You may also have a portion or all of your income payment allocated to the variable investment divisions.

The variable income pay-out option contains features of both fixed and variable income pay-out options, but also has key differences:

* The initial variable income payment is comparable to that provided by a fixed income pay-out option, because it uses a benchmark interest rate (the specified interest rate) that reflects market interest rates. Subsequent income payments vary based on net investment performance relative to the benchmark interest rate and the impact of changes to the benchmark interest rate.

* Unlike a traditional variable income pay-out option, which has a constant benchmark rate (the AIR) and a variable investment component, this pay-out option has both a variable benchmark interest rate and variable investment component.

* This pay-out option is also different from other traditional income pay-out options because you may move the source of income payments back and forth between the Flexible Fixed Income Option and the investment divisions. This feature allows you to select an asset allocation based on your risk tolerance and adjust it over time with periodic rebalancing. Some other variable income pay-out options have a fixed option. However, these typically do not allow fixed option payments to be reallocated to the variable option.

COMPARISON (FOR THESE PURPOSES, THE FLEXIBLE FIXED INCOME OPTION AND THE SEPARATE ACCOUNT INVESTMENT DIVISIONS ONLY)

                  TRADITIONAL FIXED  TRADITIONAL VARIABLE       METLIFE ASSET BUILDER
                   INCOME PAY-OUT       INCOME PAY-OUT         INCOME VARIABLE PAY-OUT
FEATURE                OPTION               OPTION                     OPTION
------------------------------------------------------------------------------------------
Return            Fixed              Constant - Assumed    Varies - specified interest
Assumption                           Investment Return     rate (based on market interest
                                     (AIR)                 rates)
------------------------------------------------------------------------------------------
Who Bears Risk
  Investment      Not applicable     You                   You
  Performance
  Interest Rate   Issuer             Not applicable        You
------------------------------------------------------------------------------------------
Amount of         Based on market    Based on the AIR      Based on specified interest
Initial Payment   interest rates     (generally, less      rate (based on market interest
                                     than a fixed          rates)
                                     annuity)
------------------------------------------------------------------------------------------
Subsequent        Fixed-guaranteed   Varies - based on     Varies - based on net
Income                               net investment        investment performance relative
Payments                             performance relative  to the prior specified interest
                                     to AIR                rate and impact of change in
                                                           the specified interest rate
------------------------------------------------------------------------------------------
Transfers         Not applicable     Limited or            Permitted
between funding                      Prohibited
options
(including
Flexible Fixed
Income Option)
------------------------------------------------------------------------------------------
Asset Allocation  Not applicable     Generally, limited    Permitted
and Rebalancing                      to variable options
------------------------------------------------------------------------------------------

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

CALCULATING YOUR INCOME PAYMENTS

The variable income payments you receive are calculated based on the investment factor for each investment division you select and the interest factor. We reflect the combined impact of these two factors in the adjustment factor. How much your variable income payment will change from one payment to the next payment and whether the income payment goes up or down depends on the adjustment factor calculated for each of the investment divisions on the Valuation Date. For each income payment, we determine an adjustment factor (a number) for each investment division which you have selected. The amount of your income payment goes up from your last income payment when the adjustment factor is more than one; the amount of your income payment goes down when the adjustment factor is less than one. You can verify the amount of your current income payment by multiplying your last calculated income payment for an investment division by the current adjustment factor for that investment division.

INITIAL INCOME PAYMENT


The initial income payment for an investment division is a hypothetical amount which is calculated based upon the current annuity purchase rate. Before we determine your initial income payment, we reduce the portion of your Account Balance you want to take as an income payment by premium taxes. We further reduce the purchase payment by any amount allocated to the fixed payment options: the Flexible Fixed Payment Option and the Basic Fixed Payment Option. The hypothetical amount will be the first income payment you will receive only if your first income payment is payable within 10 days. If your first income payment is payable more than 10 days later, the amount of the first income payment you receive will be different from the initial income payment calculated. In this case, the amount of your first income payment will be calculated using the method described in the next section (Subsequent Income Payments).


SUBSEQUENT INCOME PAYMENTS

Subsequent income payments depend on the net investment performance of the investment divisions you choose and changes in the specified interest rate. The impact of these market factors are reflected in an adjustment factor that is calculated for each investment division. Whether your income payment increases or decreases will depend upon the adjustment factor calculated for each investment division you choose.

Subsequent income payments are calculated on each valuation date by multiplying the income payment for an investment division on the last valuation date by the adjustment factor for that investment division. If you choose more than one investment division, your variable income payment will be the sum of the income payments from each investment division. The valuation date is typically 10 days prior to the date your income payment is due.
ADJUSTMENT FACTOR

The adjustment factor used to calculate your income payments has two components: the investment factor and the interest factor. We compute a number for each of these factors and multiply these numbers together to produce an adjustment factor for each investment division on each valuation date. Generally, to the extent that the net investment performance exceeds the specified interest rate, the investment factor will tend to increase your income payment.


The adjustment factor has two components: the investment factor and the interest factor.
 40

Similarly, when there is an increase in the specified interest rate relative to the prior period's specified interest rate, the interest factor will tend to increase your income payments. However, the investment factor and interest factor may have opposite impacts which will cause the components that comprise the adjustment factor to offset each other. Following is a more in depth discussion of these factors.

INVESTMENT FACTOR

The investment factor reflects an investment division's net investment performance as compared to the specified interest rate effective on the prior valuation date. Setting aside the impact of the interest factor, if an investment division's annualized net investment performance is more than the specified interest rate on the prior valuation date, this increases your income payment. In this case, the investment factor will have a value more than one. Conversely, setting aside the impact of the interest factor, if an investment division's annualized net investment performance is less than the specified interest rate on the prior valuation date, this decreases your income payment. In this case, the investment factor will have a value less than one.

TO SUMMARIZE:
If an investment division's    Then the investment
annualized net investment      factor (assuming the     Value of the investment
performance is                 interest factor is 1)    factor is
More than the prior            Increases your income    More than 1
specified interest rate        payment

Equal to the prior             Keeps your income        Equal to 1
specified                      payment the same
interest rate

Less than the prior            Decreases your income    Less than 1
specified interest rate        payment

DETERMINING THE INVESTMENT FACTOR

We separately determine the investment factor for each investment division you choose on each valuation date.

The investment factor for an investment division is based upon the net investment performance for that division. This is how we calculate the investment factor for each investment division.

     -- First, we determine the investment performance (reflecting any investment-related charge) for the underlying Portfolio from the previous valuation date to the current valuation date;

     -- Next, we subtract the daily equivalent of the Separate Account charge for each day since the last valuation date. This number is the net investment performance for the investment division.

     -- Then, we multiply by an adjustment based on the specified interest rate in effect on the last valuation date for each day since that last valuation date. This number is the investment factor for the current valuation date.

INTEREST FACTOR

The interest factor reflects the impact of changes in the value of the specified interest rate from the prior valuation date to the current valuation date. Setting aside the impact of the investment factor, if the specified interest rate increases from the prior valuation date to the current valuation date, this increases your income payment. In this case, the value of the interest factor is more than one. Again, setting aside the impact of the investment factor, if the specified interest rate decreases from the prior valuation date to the current valuation date, this decreases your income payment. In this case, the value of the interest factor is less than one.

TO SUMMARIZE:               Then the interest factor
If the current specified    (assuming the investment    Value of the interest
interest rate is            factor is 1)                factor is
More than the prior         Increases your income       More than 1
specified interest rate     payment

The same as the prior       Keeps your income           Equal to 1
specified interest rate     payment the same

Less than the prior         Decreases your income       Less than 1
specified interest rate     payment

DETERMINING THE INTEREST FACTOR

     -- First, we determine the annuity purchase rate based on the specified interest rate in effect as of the prior valuation date. This annuity purchase rate is updated to reflect your age, where relevant, and future income payments.

     -- Next, we perform the same calculation to determine a new annuity purchase rate based on the specified interest rate updated to the current valuation date for all future income payments.

     -- Then, we divide the annuity purchase rate we calculated in the first step by the annuity purchase rate we calculated in the second step. The resulting number is the interest factor for the current valuation date.

THE EFFECT OF THE ADJUSTMENT FACTOR

Whether your income payment will increase or decrease depends on how the investment factor and the interest factor work together. If each of them is more than one, your income payment will increase. If each of them is less than one, your income payment will decrease. If one of them has an increasing effect and the other has a decreasing effect, whether your income payment will increase or decrease will depend on which factor has the bigger impact.

     The interest factor changes based on fluctuations in the specified interest rate.

 Each investment division has a different investment factor. The interest factor is the same for all investment divisions.

When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease.
 42

To determine how the investment factor and the interest factor work together to change your income payment, we multiply them to produce the adjustment factor. When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease.

TO SUMMARIZE:
If the adjustment factor is:      Your income payment will:
More than 1                       Increase
Equal to 1                        Stay the same
Less than 1                       Decrease

EXAMPLES OF INCOME PAYMENT CALCULATIONS

Below are some examples of the income payment calculation for an investment division reflecting the combined effect of the interest factor and investment factor.

                                                 Prior
Interest       Investment       Adjustment       Income         Current Income
Factor         Factor           Factor           Payment        Payment
1.01000(@)  x  (@)1.00225   =   (@)1.01227   x   $500.00    =   $506.14(@)
1.00553(@)  x  (!)0.99857   =   (@)1.00409   x   $506.14    =   $508.21(@)
0.98800(!)  x  (@)1.01105   =   (!)0.99892   x   $508.21    =   $507.66(!)
0.99937(!)  x  (!)0.98788   =   (!)0.98726   x   $507.66    =   $501.19(!)

---------------
(@) arrow pointing up

(!) arrow pointing down

REALLOCATION
You can reallocate among investment divisions and the Flexible Fixed Income Option or to the Basic Fixed Income Option. You may not reallocate amounts from the Basic Fixed Income Option. There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying assets we have designated to generate your income payments.

For us to process a reallocation, you must tell us:

* For each investment division (or Flexible Fixed Income Option), the percentage reduction (not dollar amount) in your current allocation necessary to achieve the new allocation you want for future income payments; and

* The investment divisions (or Flexible Fixed Income Option and Basic Fixed Income Option) to which you want to increase the allocation and the percentage of the total reallocation amount by which you want to increase them.

We may require that you use our forms to make reallocations.

Each Fund may restrict or refuse purchases or redemption of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

We reserve the right to: (1) defer a reallocation at any time that we are unable to purchase or redeem shares in the Portfolios, to the



If you chose more than one investment division, your new variable income payment is the sum of the amounts determined for each investment division.

[WOODSTOCK AND SCALES GRAPHIC]
extent permitted by law; (2) limit the number of reallocations you may make each Contract Year; (3) limit the dollar amount that may be reallocated at any one time; (4) charge a reallocation fee; and (5) impose limitations and modification where exercise of the reallocation privilege creates or would create disadvantages to other contractholders. Examples of these limitations or modifications include, but are not limited to: (1) imposing a minimum time period between each reallocation; and (2) requiring a signed written request to make the reallocation.

Your reallocation request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other reallocation requests in good order will be processed on the next business day.

When you request a reallocation, we first update the adjustment factor as of the date of the reallocation and determine what a revised income payment amount would be based on that updated adjustment factor. We then determine the revised allocation of future income payments based on the new percentages you selected. Thus, if your most recent income payment attributable to an investment division was $100, the revised income payment as of the date of reallocation is $95, and you asked us to move 30% from that investment division, we would reallocate $28.50 (30% of $95). This would leave an income payment of $66.50 in that investment division as of the reallocation date. When we calculate the next income payment, we would determine the new income payment amount based on net investment performance and specified interest rate change from the reallocation date to the next valuation date.

Income payments under the Basic Fixed Income Option may differ from income payments as described in this Prospectus. It is not clear whether the effect of such a transfer to the Basic Fixed Income Option will satisfy minimum distribution requirements. Please see the Tax Section of this Prospectus.

CHARGES

You continue to pay the Separate Account charge and the applicable investment-related charge during the pay-out phase of the Deferred Annuity. Charges are not deducted directly from your income payment. The charges are applied when we calculate the investment factor. The charges during the pay-in phase and pay-out phase may be different. However, the annual Separate Account charge can never be greater than 1.25% of the average value of the amounts in the investment divisions.

WITHDRAWAL PROCESSING FEE

During the pay-out phase of the Deferred Annuity, a withdrawal processing fee of $95 will be deducted from each withdrawal.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or wire made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value is not calculated or that is not a valuation date, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value is calculated or on the next valuation date.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities, your employer, or the group in which you are a participant or member must identify you to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on, to limit or to reverse any transaction request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account, including, but not limited to, any transaction request that we believe in good faith constitutes market timing. We reserve the right to impose administrative procedures to implement these rights. Such procedures include, but are not limited to, imposing a minimum time period between transfers or requiring a signed, written request to make a transfer. If we reverse a transaction we deem to be invalid, because it should have been rejected under our procedures but was nevertheless implemented by mistake, we will treat the transaction as if it had not occurred.


If mandated by applicable law, including, but not limited, to Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits until instructions are received by the appropriate governmental authority.


BY TELEPHONE OR INTERNET

You may request a variety of transactions and obtain information by telephone virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:

*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments

*   Payment reallocations under the pay-out option.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation Unit Value or net investment performance is not calculated or after the


You may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree.
 46
close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:


* any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or


* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH


If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the death benefit instead. If the beneficiary is your spouse and if the contract permits, your spouse may be substituted as the purchaser of the Deferred Annuity and continue the contract. Your beneficiary may continue to hold a Traditional IRA Deferred Annuity in your name for his/her benefit. If you are receiving income payments, we will cancel any outstanding request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept requests that we believe in good faith constitute market timing transactions from you or any other third party. In addition, we reserve the right not to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners, including those who engage in market timing transactions.

VALUATION -- SUSPENSION OF PAYMENTS

We determine the Accumulation Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities. Subject to our procedure, we will make withdrawals and transfers at a later date, if you request. If your withdrawal request is to elect a variable income pay-out option under your Deferred Annuity, we base the amount you receive on the next valuation date. All transactions in the pay-out phase are processed on the next valuation date.

We reserve the right to suspend or postpone payment for a withdrawal or transfer (reallocation) when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

PAY-IN PHASE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value," "average annual total return" or some combination of these terms.


All performance numbers are based upon historical information. These numbers are not intended to indicate future results.
 48

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.


CHANGE IN ACCUMULATION UNIT VALUE is calculated by determining the percentage change in the value of an accumulation unit for a certain period. These numbers may also be annualized. Change in Accumulation Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the highest possible Separate Account charge.



AVERAGE ANNUAL TOTAL RETURN calculations reflect all investment-related and Separate Account charges. These figures also assume a steady annual rate of return.


We may also show change in accumulation unit value with the applicable lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


For purposes of presentation, we may assume the Deferred Annuities were in existence prior to the inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund and Met Investors Portfolios. We use the actual accumulation unit data after the inception date.


Past performance is no guarantee of future results.

PAY-OUT PHASE
We periodically advertise the performance of the investment divisions prior to any calculation that incorporates the interest factor or annuity purchase rates (i.e., net investment return, less the Separate Account charge). You may get performance information from a variety of sources including your quarterly statements, the Internet, annual reports and semiannual reports.

We may state this performance in terms of "yield," "change in value" or "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN VALUE is calculated by determining return for a certain period. These numbers may also be annualized.

Both yield and change in value reflect investment-related and the highest possible Separate Account charges.


AVERAGE ANNUAL TOTAL RETURN calculations reflect all investment-related and Separate Account charges. These figures also assume a steady annual rate of return.


Average annual total return calculations reflect the highest possible Separate Account charge.

We may also show change in value and annualized change in value with the applicable, lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge when the performance is accompanied by average annual total return.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical specified interest rates and the applicable annuity purchase rates, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge. We may assume that the Deferred Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Deferred Annuity and historical rates for the specified interest rate.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical specified interest rates and the applicable annuity purchase rates, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge, and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge.

Any illustration should not be relied upon as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY

We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.


* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws including limiting the number, frequency or types of transfers permitted).


* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS


Based on our current view of applicable law, you have voting interests under your Deferred Annuity concerning the Metropolitan Fund or the Met Investors Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.


We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund or the Met Investors Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES

All Deferred Annuities are sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The commissions we pay may range up to 3% of purchase payments or up to 0.50% of assets annually.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we may pay an amount up to 3% of the total Account Balances of the Deferred Annuities. These asset based commissions compensate the sales representative for servicing the Deferred Annuities.

                      [SNOOPY AND WOODSTOCK SHAKE GRAPHIC]
 52

FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receiveany purchase payments from you for 120 days after we issue your Deferred Annuity. We may also cancel your Deferred Annuity if we do not receive any purchase payments for over 36 consecutive months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law.

If we do cancel your Deferred Annuity, we will return the full Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any of the transactions under your Deferred Annuity satisfy applicable tax law.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

[SNOOPY WITH TAX BILL GRAPHIC]
Simply stated, Federal income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.

Where otherwise permitted under the Deferred Annuities, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.


To the extent permitted under Federal tax laws, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


GENERAL

Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does provide you additional insurance benefits such as guaranteed income for life.

WITHDRAWALS

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:

*   annuity you purchase (e.g., Non-Qualified or IRA), and

*   pay-out option you elect.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


                                                 Type of Contract
                                         ---------------------------------
                                           Non-            Trad.      Roth
                                         Qualified          IRA       IRA
                                         ---------         -----      ----
In a series of substantially equal
payments made annually (or more
frequently) for life or life
expectancy (SEPP)                              x              x         x

After you die                                  x              x         x

After you become totally disabled
(as defined in the Code)                       x              x         x

To pay deductible medical expenses                            x         x

To pay medical insurance premiums
if you are unemployed                                         x         x

To pay for qualified higher
education expenses, or                                        x         x

For qualified first time home
purchases up to $10,000                                       x         x

After December 31, 1999 for IRS
levies                                                        x         x

Certain immediate income annuities
providing a series of substantially
equal periodic payments made
annually (or more frequently) over
the specified payment period                   x



If you have not attained age 59 1/2 and you exercise the withdrawal option, the taxable portion of the additional payment will generally be subject to the 10% penalty tax. Any future income payments you receive may also be subject to the 10% penalty tax. Consult your tax advisor.



If you have not attained age 59 1/2 at the time income payments started and intend to use the income payments made under the Deferred Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of the withdrawal option prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received.


SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the

[PIGGY BANK GRAPHIC]
retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified Contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the contract.

* Your Non-Qualified Contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.


* Consult your tax advisor prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.


* When a non-natural person owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus lose the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.


* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest payments.


* Annuities issued after October 21, 1988 by the same insurance company (or an affiliate) in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* Where otherwise permitted under the Deferred Annuity, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards


 After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.
 56
would result in immediate taxation to contract holders of gains under their contract.


CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     -- Possible taxation of transfers between investment divisions or reallocations from an investment division to the Fixed Interest Account or fixed income options.

     -- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

     -- Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under federal tax law and to protect you and others having a beneficial interest in the investment divisions from adverse tax consequences.

PURCHASE PAYMENTS

Although the Code does not limit the total amount of your purchase payments, your contract may have a limit.

PARTIAL AND FULL WITHDRAWALS

Generally, when you make a partial withdrawal from your non-qualified annuity, the Code treats such a withdrawal as:

*   First coming from earnings (and thus subject to income tax); and

*   Then from your purchase payments (which are not subject to income tax).

* In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME ANNUITY PAYMENTS

Different tax rules apply to payments made generally pursuant to a pay-out option under your contract. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:

*   A non-taxable return of your purchase payments; and

*   A taxable payment of earnings.

The IRS has not approved the use of an exclusion ratio when only part of an account balance is used to convert to income payments.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable annuity where reallocations are permitted between investment divisions or between an investment division and a fixed income option.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

These rules also apply to income payments made to your beneficiary as a death benefit.

Under the Code, withdrawals or income payments from Non-Qualified annuities need not be made by a particular age. However, it is possible that the IRS may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).


EXERCISE OF WITHDRAWAL OPTION



If the contract is terminated as a result of the exercise of the withdrawal option during the pay-out phase, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax contributions.



It is uncertain how amounts received under the exercise of the withdrawal option where income payments are continuing are taxed. Exercise of the withdrawal option may adversely impact the amount of subsequent payments which can be treated as a non-taxable return of investment. We intend to recompute the unrecovered investment in the annuity after the withdrawal and allocate this amount over the remaining income payments. However, it is conceivable that the IRS may impose a different methodology which would result in a different taxable amount of each income payment.


AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die during the pay-in phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the contract.


If you die during the pay-in phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the contract.
 58

If you die before the annuity starting date, as defined under Treasury Regulations, we must make payment of your entire interest in the contract within five years of the date of your death or begin payments for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract.


If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.


If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

When the owner is not a natural person, these rules will be applied on the change or death of any annuitant.

INDIVIDUAL RETIREMENT ANNUITIES
[TRADITIONAL IRAS AND ROTH IRAS]

GENERAL

The sale of a contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The IRS has not yet reviewed the contract for qualification as a Traditional or Roth IRA, nor has it addressed in a ruling of general applicability whether a death benefit exceeding the greater of the purchase payments or the account balance at the time of death conforms with IRA qualification requirements. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the contract and other adverse tax consequences.


Consult your tax advisor prior to the purchase of the contract as a Traditional IRA or Roth IRA.


Your total annual contributions to all your Traditional and Roth IRAs may not exceed the lesser of 100% of your "compensation" as defined by the Code, or the deductible amount each year ($3,000 for 2003 for individuals under age 50).

The Economic Growth and Tax Relief Reconciliation Act of 2001 has made certain changes to IRAs, including:

* increasing the contribution limits for Traditional and Roth IRAs, starting in 2002;

*   adding "catch-up" contributions for taxpayers age 50 and above; and

*   adding expanded portability and tax-free rollover opportunities.

*   All these changes are scheduled to expire after 2010.


You should consult your tax advisor regarding these changes.


Generally, except for Roth IRAs, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the contract.

*   You must be both the owner and the annuitant under the contract.

* Your annuity is generally not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the contract.


* You can transfer your IRA proceeds to a similar IRA, certain qualified retirement plans (or a SIMPLE IRA to a Traditional IRA after two years) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Generally:

* Except for permissable rollovers and direct transfers, purchase payments to Traditional and Roth IRAs are limited to the lesser of 100% of compensation or the deductible amount each year ($3,000 for 2003-2004 for individuals under age 50). This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). Purchase payments up to the deductible amount for the year can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.


    If contributions are being made under a SEP or SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.


* Beginning in 2002, individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.


                    In some cases, your purchase payments may be tax deductible. 60

* Purchase payments in excess of permitted amounts may be subject to a penalty tax.

* Purchase payments (except for permissable rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2.

*   These age and dollar limits do not apply to tax-free rollovers or transfers.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.


In general, new proposed regulations issued in 2002 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is broadly defined to include changes in the assumed interest rate such as those produced by the specified interest rate under the pay-out option under the Deferred Annuity. Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.



If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.


You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.


If your spouse is your beneficiary, and, if your contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Also, if your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract. Your spouse beneficiary may also be able to rollover the proceeds into another eligible retirement plan permitted under the tax law.


If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided by the Code (and any applicable regulations).


ROTH IRA ANNUITIES


GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS


Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited to the lesser of 100% of compensation or the deductible amount ($3,000 for individuals under age 50 for tax years 2003-2004, including contributions to all your Traditional and Roth IRAs). For individuals under age 50 the amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). You may contribute up to the annual contribution limit in 2003, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your income is between:


       STATUS                          INCOME
     ----------
                                    -----------
     Individual                  $95,000--$110,000
   Married filing
        jointly                  $150,000--$160,000
   Married filing
      separately                    $0--$10,000

     -- Annual purchase payment limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

     --   You can contribute to a Roth IRA after age 70 1/2.

     -- If you exceed the purchase payment limits, you may be subject to a tax penalty.

     -- If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

*   The withdrawal is:

     -- At least five taxable years after your first purchase payment to a Roth IRA, and

*   The withdrawal is made:

     --   On or after you reach age 59 1/2;

     --   Upon your death or disability; or

     --   For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

* The first money withdrawn is any annual (non-conversion/rollover) purchase payments to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount withheld is determined by the Code.

CONVERSION

You may convert/rollover an existing Traditional IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert an existing IRA into a Roth IRA.

Except to the extent you have non-deductible IRA purchase payments, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

If you mistakenly convert or otherwise wish to change your Roth IRA purchase payment to a Traditional IRA purchase payment, the tax law now allows you to reverse your conversion provided you do so before you file your tax return for the year of the purchase payment and if certain conditions are met.

Unless you elect otherwise, the amount converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

AFTER DEATH

Generally, when you die we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your sole beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION


                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES.............. ..............     2
CALCULATING YOUR INCOME PAYMENTS......... ..........     3
INVESTMENT MANAGEMENT FEES............ .............     4
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     5
VOTING RIGHTS................... ...................     9
ERISA....................... .......................     9
TAXES....................... .......................    10
ACCUMULATION UNIT VALUE TABLE........... ...........    15
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........  F-65

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Deferred Annuity.

                                                    Non-Qualified
                                    IRA Deferred    Deferred
                                    Annuities(1)    Annuities
California......................    0.5%(2)         2.35%
Maine...........................    --              2.0%
Nevada..........................    --              3.5%
Puerto Rico.....................    1.0%            1.0%
South Dakota....................    --              1.25%
West Virginia...................    1.0%            1.0%
Wyoming.........................    --              1.0%

----------------

(1) PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED ANNUITIES."

(2) WITH RESPECT TO DEFERRED ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.

(C)2003 METROPOLITAN LIFE INSURANCE COMPANY

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and Met
    Investors Series Trust

[ ] I have changed my address. My current address is:

-------------------------------  Name    -------------------------------
       (Contract Number)
                                 Address -------------------------------

-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
P.O. Box 740278
Atlanta, GA 30374
Attention: MetLife Asset Builder Unit

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

                                 [MetLife Logo]







METROPOLITAN LIFE INSURANCE COMPANY, ONE MADISON AVENUE, NEW YORK, NY 10010-3690
                       2-064(0402) E02048W7Z(0503)MLIC-LD
                                 MABPROS(05003)

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                             METLIFE ASSET BUILDER
                        GROUP DEFERRED ANNUITY CONTRACTS
                                  MAY 1, 2003

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B

     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Asset Builder Variable Annuity Contracts dated May 1, 2003 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, P.O. Box 740278 Atlanta, GA 30374, Attention: MetLife Asset Builder Unit, Toll Free
Phone: (866) 438-6477.

     A Statement of Additional Information for the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are attached at the end of this Statement of Additional Information.

     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectus for MetLife Asset Builder Variable Annuity Contracts dated May 1, 2003.
                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Independent Auditors........................................     2
Distribution of Certificates and Interests in the Deferred
  Annuities.................................................     2
Calculating Your Income Payments............................     3
Investment Management Fees..................................     4
Performance Data and Advertisement of the Separate
  Account...................................................     5
Voting Rights...............................................     9
ERISA.......................................................     9
Taxes.......................................................    10
Accumulation Unit Value Table...............................    14
Financial Statements of the Separate Account................   F-1
Financial Statements of MetLife.............................  F-65

INDEPENDENT AUDITORS

     The financial statements of Metropolitan Life Separate Account E and Metropolitan Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED ANNUITIES

     MetLife is both the depositor and the underwriter (issuer) of the annuities.

     The certificates and interests in the Deferred Annuities are sold through individuals who are licensed life insurance sales representatives of MetLife. MetLife is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail and over the Internet.

     The offering of all Deferred Annuities is continuous. Owners and participants under Deferred Annuities may not be offered all investment choices. Each contract will indicate those investment choices available under the Deferred Annuity.

                        CALCULATING YOUR INCOME PAYMENTS

                    SAMPLE CALCULATION ILLUSTRATING HOW THE
                        ADJUSTMENT FACTOR IS DETERMINED
                       AND APPLIED TO THE INCOME PAYMENTS

Example of Calculation of Investment Factor
a. Assumed net investment performance for the period
   (.65%)...................................................     1.00650

b. Assumed interest rate (as specified in your contract) as
   of the last valuation date...............................         7.1%

c. Adjustment based on assumed interest rate for the
   period(1)................................................     0.99467

d. Investment factor (a) x (c)..............................     1.00114

Example of Calculation of Interest Factor
a. Annuity purchase rate based on prior interest rate
   (7.1%)(2)................................................   122.32996

b. Annuity purchase rate based on current interest rate
   (7.2%)(3)................................................   121.37388

c. Interest Factor (a)/(b)..................................     1.00788

Life annuity for male, age 65
a. First monthly variable income payment due February 1,
   2003.....................................................  $   400.00

b. Assumed investment factor for first month*...............     1.00114

c. Assumed interest factor for first month*.................     1.00788

d. Adjustment factor (b) x (c)..............................     1.00903

e. Second monthly variable income payment due March 1, 2003
   (a) x (d)................................................  $   403.61

f. Assumed investment factor for second month*..............      .99981

g. Assumed interest factor for second month*................      .97665

h. Adjustment factor (f) x (g)..............................      .97646

i. Third monthly variable income payment due April 1, 2003
   (e) x (h)................................................  $   394.11

------------------
Notes:

(1) Approximately one month.
(2) This is the annuity purchase rate in effect on the prior valuation date, based on your future annuity income, age as of the prior valuation date, and the interest rate (as specified in your contract) as of the prior valuation date.
(3) This is the annuity purchase rate in effect on the prior valuation date, based on your future annuity income, age as of the prior valuation date, and the interest rate as of the current valuation date. However, the interest rate as of the current valuation date is adjusted to reflect the interest rate as of the prior valuation date for the time period from the prior valuation date to the current valuation date.
* Calculated on the income determination date which is 10 days prior to the date the income payment is made.

INVESTMENT MANAGEMENT FEES

METLIFE ADVISERS
     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment manager of the Metropolitan Fund an investment management fee.

     The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each portfolio:


                                                       INVESTMENT
                                                       MANAGEMENT
                                        AVERAGE            FEE
                                       DAILY NET       SCHEDULE--
            PORTFOLIO                    ASSETS        % PER ANNUM
            ---------              ------------------  -----------
State Street Research Investment   1st $500 Million        .55%
  Trust                            next $500 million       .50%
                                   over $1 billion         .45%
State Street Research Diversified  1st $500 million        .50%
                                   next $500 million       .45%
                                   over $1 billion         .40%
State Street Research              1st $500 million        .75%
  Aggressive Growth                next $500 million       .70%
                                   over $1 billion         .65%
Met/Putnam Voyager                 1st $500 million        .80%
                                   next $500 million       .75%
                                   over $1 billion         .70%
State Street Research Aurora       1st $500 million        .85%
                                   next $500 million       .80%
                                   over $1 billion         .75%
Putnam International Stock         1st $500 million        .90%
                                   next $500 million       .85%
                                   over $1 billion         .80%
T. Rowe Price Small Cap Growth     1st $100 million        .55%
                                   next $300 million       .50%
                                   over $400 million       .45%
T. Rowe Price Large Cap Growth     1st $50 million         .70%
                                   over $50 million        .60%
Janus Mid Cap                      1st $100 million        .75%
                                   next $400 million       .70%
                                   over $500 million       .65%
Scudder Global Equity              1st $50 million         .90%
                                   next $50 million        .55%
                                   next $400 million       .50%
                                   over $500 million     0.475%
Harris Oakmark Large Cap Value     1st $250 million        .75%
                                   over $250 million       .70%
Neuberger Berman Partners          1st $100 million        .70%
  Mid Cap Value                    next $250 million     0.675%
                                   next $500 million       .65%
                                   next $750 million     0.625%
                                   over $1.6 billion       .60%
MetLife Stock Index                All Assets              .25%
Lehman Brothers(R) Aggregate       All Assets              .25%
  Bond Index
Russell 2000(R) Index              All Assets              .25%
Morgan Stanley EAFE(R) Index       All Assets              .30%
MetLife Mid Cap Stock Index        All Assets              .25%
Loomis Sayles Small Cap            1st $500 million        .90%
                                   over $500 million       .85%



                                                       INVESTMENT
                                                       MANAGEMENT
                                        AVERAGE            FEE
                                       DAILY NET       SCHEDULE--
            PORTFOLIO                    ASSETS        % PER ANNUM
            ---------              ------------------  -----------
Davis Venture Value                1st $1 billion         0.75%
                                   over $1 billion        0.70%
State Street Research Bond Income  1st $1 billion         0.40%
                                   next $1 billion        0.35%
                                   next $1 billion        0.30%
                                   over $3 billion        0.25%


     MetLife Advisers pays the following entities for providing services as sub-investment manager of the Metropolitan Fund portfolio(s) indicated:

     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
MetLife                           MetLife Stock Index
                                  Lehman Brothers(R) Aggregate
                                    Bond Index
                                  Russell 2000(R) Index
                                  Morgan Stanely EAFE(R) Index
                                  MetLife Mid Cap Stock Index
State Street Research &           State Street Research
  Management Company(1)           Diversified
                                  State Street Research
                                  Investment Trust
                                  State Street Research
                                    Aggressive Growth
                                  State Street Research Aurora
                                  State Street Research Bond
                                    Income
Putnam Investment Management,     Met/Putnam Voyager
  Inc.                            Putnam International Stock
Janus Capital Management LLC      Janus Mid Cap
T. Rowe Price Associates, Inc.    T. Rowe Price Small Cap Growth
                                  T. Rowe Price Large Cap Growth
Deutsche Investment Management    Scudder Global Equity
  Americas Inc.
Harris Associates, L.P.           Harris Oakmark Large Cap Value
Neuberger Berman Management       Neuberger Berman Partners Mid
  Incorporated                      Cap Value
Davis Selected Advisers, L.P.     Davis Venture Value
Loomis Sayles, & Company, L.P.    Loomis Sayles Small Cap

------------------
(1) State Street Research & Management Company is one of our subsidiaries.

     Met Investors Advisory LLC, the investment manager of the Met Investors Fund, has overall responsibility for the general management and administration of the Lord Abbett Bond Debenture Portfolio. Met Investors Advisory LLC is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.


     As compensation for its services to the Met Investors Fund Lord Abbett Bond Debenture Portfolio, Met Investors Advisory LLC receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio. The investment management fees for the Portfolio is 0.60% for all assets.


     Met Investors Advisory LLC pays investment advisory fees to Lord Abbett & Co. for the Lord Abbett Bond

Debenture Portfolio based on the Portfolio's average daily net assets. These fees are solely the responsibility of Met Investors Advisory LLC.

PERFORMANCE DATA AND ADVERTISEMENT OF THE SEPARATE ACCOUNT

PAY-IN PHASE

     From time to time we advertise the performance of various Separate Account investment divisions. This performance will be stated in terms of either yield, "change in Accumulation Unit Value," or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b/cd + 1)(6)-1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. Change in Accumulation Unit Value refers to the comparison between values of accumulation units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV(1)/UV(0))(annualization factor)]-1, where UV(1) represents the current unit value and UV(0) represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Average annual total return differs from the change in Accumulation Unit Value because it assumes a steady rate of return and reflects all expenses. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)(n)=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion).

     Performance may be calculated based upon historical performance of the underlying portfolios of the Metropolitan Fund, and the Met Investors Fund and may assume that the Deferred Annuities were in existence prior to their inception date. After the inception date, actual accumulation unit data is used.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid-Cap(R) Growth Index, the Russell 2500(TM) Growth Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000(R) Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers(R) Intermediate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     Performance may be shown for certain investment strategies that are made available under certain Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. The second technique is the "Equalizer(SM)." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or

State Street Research Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index Selector(SM)". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account in order to bring the percentage of the account balance in each of these investment divisions and the Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models: The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

     An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

     Historical performance information should not be relied on as a guarantee of future performance results.

     The following data is illustrative only and should not be relied upon. Past performance is no guarantee of future results.

     The following data for the investment divisions has been restated to reflect the deduction of the minimum Separate Account charge and the investment-related charge for the period before the inception of the Deferred Annuity. We use the actual performance since the inception date of the Deferred Annuity (December 6, 2001).

     Average annual total return for the investment divisions for the Period Ending 12/31/02. For periods of 1, 5 and 10 years (or since inception) and year to date as applicable.


                                      1 YEAR      5 YEARS    10 YEARS
                                        (OR         (OR         (OR
                                     INCEPTION   INCEPTION   INCEPTION
                         INCEPTION    TO DATE     TO DATE     TO DATE    INCEPTION
INVESTMENT DIVISION        DATE      IF LESS)    IF LESS)    IF LESS)     TO DATE
-------------------      ---------   ---------   ---------   ---------   ---------
Lehman Brothers(R)
 Aggregate Bond Index
 Division..............  11/09/98       9.75%         NA          NA        6.44%
State Street Research
 Diversified
 Division..............  07/25/86     -14.25%       0.72%       6.87%       8.22%
State Street Research
 Investment Trust
 Division..............  06/24/83     -26.44%      -3.10%       6.79%       9.43%
MetLife Stock Index
 Division..............  05/01/90     -22.66%      -1.29%       8.45%       9.51%
Harris Oakmark Large
 Cap Value Division....  11/09/98     -14.53%         NA          NA        0.38%
Davis Venture Value
 Division..............  10/31/94     -16.75%       1.35%         NA       11.19%
T. Rowe Price Large Cap
 Growth Division.......  11/09/98     -23.57%         NA          NA       -2.23%
Met/Putnam Voyager
 Division..............  05/01/00     -29.22%         NA          NA      -32.18%
MetLife Mid Cap Stock
 Index Division........  07/05/00     -15.23%         NA          NA       -4.61%
Neuberger Berman
 Partners Mid Cap Value
 Division..............  11/09/98     -10.04%         NA          NA        8.49%
State Street Research
 Aggressive Growth
 Division..............  04/29/88     -29.04%      -5.75%       2.67%       7.66%
Janus Mid Cap
 Division..............  03/03/97     -29.25%      -1.75%         NA        2.72%
Russell 2000(R) Index
 Division..............  11/09/98     -20.76%         NA          NA       -0.46%
Loomis Sayles Small Cap
 Division..............  05/02/94     -21.93%      -0.95%         NA        7.73%
State Street Research
 Aurora Division.......  07/05/00     -21.67%         NA          NA        4.34%
T. Rowe Price Small Cap
 Growth Division.......  03/03/97     -26.98%      -4.72%         NA       -1.24%
Scudder Global Equity
 Division..............  03/03/97     -16.39%      -0.33%         NA        1.24%
Putnam International
 Stock Division........  07/01/91     -17.88%      -3.85%       1.90%       1.21%
Morgan Stanley EAFE(R)
 Index Division........  11/09/98     -16.91%         NA          NA       -7.00%
State Street Research
 Bond Income Division..  06/24/83       7.84%       6.41%       6.94%       9.13%
Lord Abbett Bond
 Debenture Division....  03/03/97       0.87%       1.08%         NA        1.90%


     The following data for the investment divisions has been restated to reflect the deduction of the maximum Separate Account charge and the investment-related charge for the period before the inception date of the Deferred Annuity. We use the actual performance since the inception of the Deferred Annuity (December 6, 2001).

     Average annual total return for the investment divisions for the Period Ending 12/31/02. For periods of 1, 5 and 10 years (or since inception) as applicable.


                             INCEPTION                                 INCEPTION
INVESTMENT DIVISION            DATE      1 YEAR   5 YEARS   10 YEARS    TO DATE
-------------------          ---------   ------   -------   --------   ---------
Lehman Brothers(R)
 Aggregate Bond Index
 Division..................  11/09/98      9.21%      NA        NA        5.92%
State Street Research
 Diversified Division......  07/25/86    -14.68%    0.23%     6.34%       7.69%
State Street Research
 Investment Trust
 Division..................  06/24/83    -26.82%   -3.58%     6.27%       8.89%
MetLife Stock Index
 Division..................  05/01/90    -23.06%   -1.79%     7.92%       8.97%
Harris Oakmark Large Cap
 Value Division............  11/09/98    -14.96%      NA        NA       -0.12%
Davis Venture Value
 Division..................  10/31/94    -17.17%    0.85%       NA       10.65%
T. Rowe Price Large Cap
 Growth Division...........  11/09/98    -23.96%      NA        NA       -2.72%
Met/Putnam Voyager
 Division..................  05/01/00    -29.58%      NA        NA      -32.53%
MetLife Mid Cap Stock Index
 Division..................  07/05/00    -15.66%      NA        NA       -5.09%
Neuberger Berman Partners
 Mid Cap Value Division....  11/09/98    -10.50%      NA        NA        7.95%
State Street Research
 Aggressive Growth
 Division..................  04/29/88    -29.40%   -6.23%     2.16%       7.13%
Janus Mid Cap Division.....  03/03/97    -29.62%   -2.24%       NA        2.21%
Russell 2000(R) Index
 Division..................  11/09/98    -21.16%      NA        NA       -0.96%
Loomis Sayles Small Cap
 Division..................  05/02/94    -22.32%   -1.45%       NA        7.20%
State Street Research
 Aurora Division...........  07/05/00    -22.07%      NA        NA        3.83%
T. Rowe Price Small Cap
 Growth Division...........  03/03/97    -27.35%   -5.19%       NA       -1.73%
Scudder Global Equity
 Division..................  03/03/97    -16.81%   -0.82%       NA        0.74%
Putnam International Stock
 Division..................  07/01/91    -18.30%   -4.33%     1.39%       0.71%
Morgan Stanley EAFE(R)
 Index Division............  11/09/98    -17.33%      NA        NA       -7.46%
State Street Research Bond
 Income Division...........  06/24/83      7.31%    5.88%     6.41%       8.60%
Lord Abbett Bond Debenture
 Division..................  03/03/97      0.37%    0.58%       NA        1.39%


PAY-OUT PHASE

     From time to time we advertise the performance of various Separate Account investment divisions prior to any calculation that incorporates the interest rate factor or annuity purchase rates, (i.e., the net investment return, less Separate Account charge). Performance will be stated in terms of either yield, "change in value" or "average annual total return" or some combination of the foregoing. Yield, change in value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in value calculations reflect all Separate Account and investment-related charges. This value is calculated by determining the percentage change in return for a certain period. These numbers also may be annualized. Both yield and change in value reflect investment-related and Separate Account charges.


     Average annual return calculations reflect all investment-related and Separate Account charges. These figures also assume a steady annual rate of return. Average annual total return calculations reflect the highest possible Separate Account charge. We may also show change in value and annualized change in value with the applicable, lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge and when that performance is accompanied by average annual total return.


     We may demonstrate hypothetical values of annuity benefits over a specified period based on historical net asset values of the portfolios and the historical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and the investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the Separate Account charge, as well as the investment and interest factors and the investment-related charge. We may assume that the pay-out options of the Deferred Annuity were in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying portfolio for the period before the inception date. We use the actual annuity unit data after the inception date.

     Historical performance information should not be relied on as a guarantee of future performance results.

     We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the portfolios, hypothetical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age

65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charges for all portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge.

     The following data for the investment divisions has been restated to reflect the deduction of the Separate Account charge and the investment-related charge for the period before the inception date of the Deferred Annuity. We use the actual performance since the inception.

     Annualized changes in value for the investment divisions for the Period Ending 12/31/2002. For periods of 1, 5, and 10 years (or since inception) as applicable (without sales charges).


                             INCEPTION                                 INCEPTION
INVESTMENT DIVISION            DATE      1 YEAR   5 YEARS   10 YEARS    TO DATE
-------------------          ---------   ------   -------   --------   ---------
Lehman Brothers(R)
 Aggregate Bond Index
 Division..................  11/09/98      9.21%      NA        NA        5.92%
State Street Research
 Diversified Division......  07/25/86    -14.68%    0.23%     6.34%       7.69%
State Street Research
 Investment Trust
 Division..................  06/24/83    -26.82%   -3.58%     6.27%       8.89%
MetLife Stock Index
 Division..................  05/01/90    -23.06%   -1.79%     7.92%       8.97%
Harris Oakmark Large Cap
 Value Division............  11/09/98    -14.96%      NA        NA       -0.12%
Davis Venture Value
 Division..................  10/31/94    -17.17%    0.85%       NA       10.65%
T. Rowe Price Large Cap
 Growth Division...........  11/09/98    -23.96%      NA        NA       -2.72%
Met/Putnam Voyager
 Division..................  05/01/00    -29.58%      NA        NA      -32.53%
MetLife Mid Cap Stock Index
 Division..................  07/05/00    -15.66%      NA        NA       -5.09%
Neuberger Berman Partners
 Mid Cap Value Division....  11/09/98    -10.50%      NA        NA        7.95%
State Street Research
 Aggressive Growth
 Division..................  04/29/88    -29.40%   -6.23%     2.16%       7.13%
Janus Mid Cap Division.....  03/03/97    -29.62%   -2.24%       NA        2.21%
Russell 2000(R) Index
 Division..................  11/09/98    -21.16%      NA        NA       -0.96%
Loomis Sayles Small Cap
 Division..................  05/02/94    -22.32%   -1.45%       NA        7.20%
State Street Research
 Aurora Division...........  07/05/00    -22.07%      NA        NA        3.83%
T. Rowe Price Small Cap
 Growth Division...........  03/03/97    -27.35%   -5.19%       NA       -1.73%
Scudder Global Equity
 Division..................  03/03/97    -16.81%   -0.82%       NA        0.74%



                             INCEPTION                                 INCEPTION
INVESTMENT DIVISION            DATE      1 YEAR   5 YEARS   10 YEARS    TO DATE
-------------------          ---------   ------   -------   --------   ---------
Putnam International Stock
 Division..................  07/01/91    -18.30%   -4.33%     1.39%       0.71%
Morgan Stanley EAFE(R)
 Index Division............  11/09/98    -17.33%      NA        NA       -7.46%
State Street Research Bond
 Income Division...........  06/24/83      7.31%    5.88%     6.41%       8.60%
Lord Abbett Bond Debenture
 Division..................  03/03/97      0.37%    0.58%       NA        1.39%


     The following data for the payout phase has been restated to reflect the deduction of the 1.25% Separate Account charge and the investment-related charge. It includes performance based on the historical performance of the underlying Portfolios for the period before the inception date of the Deferred Annuity. We use the actual performance after the inception date.


                             INCEPTION                                 INCEPTION
INVESTMENT DIVISION            DATE      1 YEAR   5 YEARS   10 YEARS    TO DATE
-------------------          ---------   ------   -------   --------   ---------
Lehman Brothers(R)
 Aggregate Bond Index
 Division..................  11/09/98      8.91%      NA        NA        5.62%
State Street Research
 Diversified Division......  07/25/86    -14.98%    -.07%     6.04%       7.39%
State Street Research
 Investment Trust
 Division..................  06/24/83    -27.12%   -3.88%     5.97%       8.59%
MetLife Stock Index
 Division..................  05/01/90    -23.36%   -2.09%     7.62%       8.67%
Harris Oakmark Large Cap
 Value Division............  11/09/98    -15.26%      NA        NA       -0.42%
Davis Venture Value
 Division..................  10/31/94    -17.47%    0.55%       NA       10.35%
T. Rowe Price Large Cap
 Growth Division...........  11/90/98    -24.26%      NA        NA       -3.02%
Met/Putnam Voyager
 Division..................  05/01/00    -29.88%      NA        NA      -32.83%
MetLife Mid Cap Stock Index
 Division..................  07/05/00    -15.96%      NA        NA       -5.39%
Neuberger Berman Partners
 Mid Cap Value Division....  11/09/98    -10.80%      NA        NA        7.65%
State Street Research
 Aggressive Growth
 Division..................  04/29/88    -29.7 %   -6.53%     1.86%       6.83%
Janus Mid Cap Division.....  03/03/97    -29.92%   -2.54%       NA        1.91%
Russell 2000(R) Index
 Division..................  11/09/98    -21.46       NA        NA       -1.26%
Loomis Sayles Small Cap
 Division..................  05/02/94    -22.62%   -1.75%       NA        6.90%
State Street Research
 Aurora Division...........  07/05/00    -22.37%      NA        NA        3.53%
T. Rowe Price Small Cap
 Growth Division...........  03/03/97    -27.65%   -5.49%       NA       -2.03%
Scudder Global Equity
 Division..................  03/03/97    -17.11%   -1.12%       NA       -0.44%
Putnam International Stock
 Division..................  07/01/91    -18.60%   -4.63%     1.09%       0.41%

                             INCEPTION                                 INCEPTION
INVESTMENT DIVISION            DATE      1 YEAR   5 YEARS   10 YEARS    TO DATE
-------------------          ---------   ------   -------   --------   ---------
Morgan Stanely EAFE(R)
 Index Division............  11/09/98    -17.63%      NA        NA       -7.76%
State Street Research Bond
 Income Division...........  06/24/83      7.01%    5.58%     6.11%       8.30%
Lord Abbett Bond Debenture
 Division..................  03/03/97      0.07%    0.28%       NA        1.09%


VOTING RIGHTS

     In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account which are deemed attributable to all the Deferred Annuities described in the Prospectus at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

     Accordingly, you have voting interests under all the Deferred Annuities described in the Prospectus. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of the Deferred Annuity attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including the Deferred Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     Qualified plans do not have voting interests through life insurance or annuities and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to qualified plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

     You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's or the Met Investor Fund's boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

ERISA

     If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights as described below.

     Generally, the spouse must give qualified consent whenever you elect to:

          a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

          b. make certain withdrawals under plans for which a qualified consent is required;

          c. name someone other than the spouse as your beneficiary;

          d. use your accrued benefit as security for a loan exceeding $5,000.

     Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

     If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

TAXES

GENERAL

     Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant adverse tax consequences and penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

     In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Deferred Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

DEFERRED ANNUITIES

     To the extent contributions to your Annuity were not subject to Federal income tax, withdrawals of these contributions will be subject to Federal income taxes. Earnings under your Annuity are generally subject to income tax when distributed. However, "qualified distributions" of earnings from a Roth IRA are not subject to Federal income tax.

     Contributions to Non-Qualified and Roth IRA Annuities, as well as non-deductible contributions to IRA Annuities are made on an "after-tax basis", so that making purchase payments does not reduce the taxes you pay.

     Earnings under the Non-Qualified Annuities and IRA Annuities, are normally not taxed until withdrawn, if you, as the owner, are an individual. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed. For Roth IRA Annuities, "qualified distributions" of earnings are not subject to Federal income tax. Withdrawals of contributions are generally not subject to income tax. However, withdrawals from a Roth IRA of previously taxed converted amounts may be subject to a penalty tax if made before age 59 1/2.

     Generally, the Non-Qualified Deferred Annuities are issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal. The IRS has not specifically approved the use of an exclusion ratio or recovery amount with respect to a variable annuity where transfers are permitted between funding options or between a funding option and a guaranteed interest option. At the present time MetLife intends to report the taxable income payments made to you under general tax principles for variables annuities using an excludable amount for each payment based upon your purchase payment (reduced by any refund or guarantee feature as required by Federal tax law) made to provide the income annuity divided by the expected number of payments. For the Roth IRA Deferred Annuity, "qualified distributions" of earnings are not subject to tax. Withdrawals of contributions are generally not subject to income tax. However, withdraw-als from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2.


     The IRA Annuities accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code. Roth IRA Deferred Annuities only accept "after-tax" contributions.


     Each type of Annuity is subject to various tax limitations. Typically, except for the Non-Qualified Annuities the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Annuities before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the Annuity (or in some cases from the plan or arrangement that purchased the Annuity) before you are age 59 1/2.

     In general, an income option will meet minimum distribution requirements under the tax law where the payments are non-increasing, made at least annually, and are payable over your lifetime (or a period not exceeding your life expectancy), or over the joint lives of you and the designated beneficiary (or over a period not exceeding the life expectancies of you and the designated beneficiary).


     In general, new proposed regulations issued in 2002 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is broadly defined to include changes in the assumed interest rate such as those produced by the specified interest rate under the pay-out option under the Deferred Annuity. Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.


     If you intend to choose an pay-out option which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.

     The rules for minimum distribution are very complex and you should consult your own tax advisor as to their applicability to the Annuity and the tax consequences of transferring allocating money between investment divisions or between investment divisions and the Fixed Interest Option.

     If your benefit under a plan subject to the Retirement Equity Act (REA) is worth more than $5,000, the Code requires that your Deferred Annuity protect your spouse if you die before your receive any income payments or if you die while income payments are being made. If your Deferred Annuity is subject to the REA, your spouse has certain rights which may be waived with the written consent of your spouse. Waiving these requirements will cause your initial monthly benefit to increase.

     The rules as to what payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the Federal tax rules on an Annuity-by-Annuity basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 has made certain changes to IRAs, including:

    * increasing the contribution limits for Traditional and Roth IRAs, starting in 2002;

    *  adding "catch-up" contributions for taxpayers age 50 and above; and

    *  adding expanded portability and tax-free opportunities.

    *  all these changes are scheduled to expire after 2010.

     You should consult your tax adviser regarding these changes.


     Traditional IRA Annuities. Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of the deductible amount under Section 219(b)(1)(A) of the Code ($3,000 for 2003-2004, $4,000 for 2005-2007, and $5,000
for 2008-2010 as indexed for inflation) or 100% of your "compensation" as defined by the Code, except "spousal IRAs" discussed in the next paragraph. (Additionally, if you are at least 50 years old, you may make additional contributions of $500 per year through 2005, and $1,000 per year for 2006 through 2010.) Generally, no contributions are allowed during or after the tax year in which you attain age 70 1/2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free "rollovers" or transfers from other IRAs or from other tax-favored plans that the Code allows. If contributions are being made under a SEP or SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

     Annual contributions are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2003, if you are an "active participant" in another retirement plan and if your adjusted gross income is $40,000 or less ($60,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is at least $50,000 ($70,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deduction will be phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount for the year to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.

     Taxable withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements or to other eligible retirement plans as defined in the Code) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code);
(3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) to pay deductible medical expense; (5) to enable certain unemployed persons to pay medical insurance premiums; (6) to pay for qualified higher education expenses; (7) for qualified first time home purchases; or (8) made after December 31, 1999 for IRS levies. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under sec.72(t) of the Code and thus not subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before the later of age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payments.

     If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro rata withdrawal of both, based on all of your IRAs (not just the IRA Annuities). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, which is not subject to the 10% tax penalty. You must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made.

     Withdrawals may be transferred to another IRA or to another eligible retirement plan without Federal tax consequences if Code requirements are met. Your Traditional IRA or Roth IRA Annuity is not forfeitable and you may not transfer it, assign it or pledge it as collateral for a loan.


     Your entire interest in the Deferred Annuity must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Specific rules apply to the timing and calculation of these withdrawals. Where required under the federal tax law to maintain the status of the Deferred Annuity as an annuity under Section 72(s) of the Internal Revenue Code, the actuarial value of any remaining income payments after the owner's death will be made over a period no longer than the beneficiary's remaining life expectancy or within five years of the date of death (or annuitant's death when beneficiary is not a natural person). Other rules apply to how rapidly withdrawals must be made after your death. Generally, when you die, we must make payments of your entire remaining interest over a period and in a manner as allowed by the Code and applicable regulations. If your spouse is your beneficiary, and, if your Annuity permits, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If your sole beneficiary is your spouse, he or she may elect to continue the Deferred Annuity as his or her own IRA Deferred Annuity after your death. The IRS allows you to aggregate the amount required to be withdrawn from each individual retirement arrangement you own and to withdraw this amount in total from any one or more of the individual retirement arrangements you own.


     If you satisfy certain requirements, you can change your Traditional IRA contribution to a Roth IRA if you "recharacterize" your contribution before you file your income tax return (including filing extensions).

     Roth IRA Annuities. Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of the deductible amount under Section 219(b)(1)(A) of the Code (for individuals under age 50 $3,000 for 2003-2004, $4,000 for 2005-2007, and $5,000 for 2008-2010 as indexed for inflation) or 100% of your "compensation." You could have contributed up to the annual contribution limit to a Roth IRA in 2003 if your adjusted gross income is not in excess of $95,000 ($150,000 for married couples filing jointly). The contribution limits to a Roth IRA are phased out ratably for individuals with income between $95,000 and $110,000 and for married couples filing jointly with income between $150,000 and $160,000; and for married couples filing separately between $0 and $10,000. Annual contributions to all IRAs, including Roth IRAs, may not exceed the lesser of the deductible amount or 100% of your "compensation" as defined by the Code, except for "spousal IRAs." (Additionally, if you are at least 50 years old, you may make additional contributions of $500 per year through 2005, and $1,000 per year for 2006 through 2010.) These limits on annual contributions do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from an existing IRA to a Roth IRA. You may make contributions to a Roth IRA after age 70 1/2. Excess contributions are subject to a 6% excess contribution tax penalty, unless such contributions are withdrawn under rules specified in the Code.


     You may convert/rollover an existing IRA to a Roth IRA if your adjusted gross income does not exceed $100,000 in the year you convert. If you are married but file separately, you may not convert a non-Roth IRA into a Roth IRA.

     Except to the extent you have non-deductible IRA contributions, the amount converted from a non-Roth IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed below.)

     Distributions from a Roth IRA are made first from contributions and then from earnings. Generally, withdrawals from contributions are not subject to tax. However, withdrawals of previously taxed converted amounts prior to age 59 1/2 and made within five taxable years from such conversion will be subject to the 10% premature penalty tax (unless you meet an exception).

     Withdrawals of earnings will not be subject to Federal income tax if they are "qualified distributions." In order to be a qualified distribution, the withdrawal must be: (a) made at least five taxable years from the year you established a Roth IRA, and (b) made after age 59 1/2, or for death, disability, or a first-time home purchase (up to $10,000). (Please consult your tax advisor regarding the state income tax treatment of your withdrawal.)

     The withdrawal of earnings not meeting the foregoing requirements will be subject to income tax and possibly the 10% premature tax penalty.

     Mandatory minimum distribution rules do not apply while you are alive. Generally, when you die, we must make payment of your entire remaining interest within five years of the year in which you died or begin payments over a period and in a manner allowed by the Code to your beneficiary over his/her lifetime or over a period not beyond your beneficiary's life or life expectancy starting by December 31 of the year following the year in which you die. (Certain exceptions exist for spouses.)

     You should consult your tax advisor regarding the tax treatment of Roth IRAs and the appropriateness of the Roth IRA to your particular situation. If you choose an income option, the Code requires any remaining payment be made to your beneficiary within five years of the year in which you died or over a period not exceeding your beneficiary's life or life expectancy. Therefore, if you choose an income payment type that has a period certain (e.g., an income annuity for life with a ten year term certain), the period certain should not exceed the greater of five years or the life expectancy of your beneficiary. (Subsequent changes to your beneficiary after you begin the pay-out phase of your Deferred Annuity may cause you to be in violation of this rule.)

     If you satisfy certain requirements, you can change your Traditional IRA contribution to a Roth IRA if you "recharacterize" your contribution before you file your income tax return (including filing extensions).

     Non-Qualified Annuities. No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Annuities is generally deferred until it is withdrawn only if you as owner of the Annuity are an individual (or are treatable as a natural person under certain other circumstances specified by the Code). The following discussion assumes that this is the case.

     Non-Qualified Income Options. The following discussion assumes that you are an individual (or are treated as a natural person under certain other circumstances specified by the Code). Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each income payment is a non-taxable return of your "purchase payment" (the amount you used to annuitize) and how much is a taxable payment of earnings. Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and how much of each income payment is a non-taxable return of your purchase payment.

  Diversification

     In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contract.


     We may limit the number, frequency or types of transfers to satisfy the Federal income tax law requirements.


  Changes to tax rules and interpretations

     Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

-  Possible taxation of transfers between investment divisions.

- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

- Possible limits on the number of funding options available or the frequency of transfers among them.

     Any withdrawal is generally treated as coming first from earnings (and thus subject to tax) and next from your contributions (and thus a nontaxable return of principal) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an "exclusion ratio" which determines how much of each payment is a non-taxable return of your contributions and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions equals the amount of such contributions, all remaining payments are fully taxable. If you die before all contributions are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your contributions were and how much of each income payment is a non-taxable return of contributions.

     Taxable withdrawals (other than tax-free exchanges to other non-qualified deferred annuities) before you are age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary.


     Your Non-Qualified Deferred Annuity may be exchanged for another non-qualified deferred annuity without incurring Federal income taxes if Code requirements are met. Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age, e.g., 85 or older. If you (or the annuitant if you are not a natural person) die prior to the date that income payments began, the death benefit under a non-qualified annuity contract must be paid over the remaining life expectancy of the payee, or within five years of the date of the death. If your spouse is your beneficiary or a co-owner of the Non-Qualified Annuity, this rule does not apply. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used at the time of your death in accordance with the income type selected.


     The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.


ACCUMULATION UNIT VALUE TABLE



     This table shows fluctuations in the Accumulation Unit Values for the Deferred Annuity with a Separate Account charge of 0.65% for each investment division from year-end to year-end. The guaranteed maximum highest separate account charge and lowest separate account charge tables and charts, are in the prospectus. The information in this table has been derived from the

Separate Account's full financial statements or other reports (such as the annual report).



                                       BEGINNING         END         NUMBER OF
                                        OF YEAR        OF YEAR      ACCUMULATION
                                      ACCUMULATION   ACCUMULATION    UNITS END
                               YEAR    UNIT VALUE     UNIT VALUE      OF YEAR
                               ----   ------------   ------------   ------------
State Street Research Bond
 Income Division(a)(b).......  2002      $ 9.85         $ 9.85              0
                               2001        9.83          10.60              0
Lehman Brothers(R) Aggregate
 Bond Index Division(a)......  2002        9.74          10.67         631.93
                               2001        9.72           9.74              0
State Street Research
 Diversified Division(a).....  2002       10.12           8.66              0
                               2001       10.21          10.12              0
Lord Abbett Bond Debenture
 Division(a)(c)..............  2002        9.70           9.76              0
                               2001        9.76           9.70              0
State Street Research
 Investment Trust
 Division(a).................  2002       10.37           7.61              0
                               2001       10.51          10.37              0
MetLife Stock Index
 Division(a).................  2002       10.30           7.95              0
                               2001       10.47          10.30              0
Harris Oakmark Large Cap
 Value Division(a)...........  2002       10.70           9.13              0
                               2001       10.55          10.70              0
Davis Venture Value(a).......  2002       10.46           8.69              0
                               2001       10.50          10.46              0
T. Rowe Price Large Cap
 Growth Division(a)..........  2002       10.50           8.01              0
                               2001       10.60          10.50              0
Met/Putnam Voyager
 Division(a).................  2002       10.21           7.21              0
                               2001       10.62          10.21              0
MetLife Mid Cap Stock Index
 Division(a).................  2002       10.76           9.10              0
                               2001       10.72          10.76              0
Neuberger Berman Partners Mid
 Cap Value Division(a).......  2002       10.72           9.62              0
                               2001       10.57          10.72              0



                                       BEGINNING         END         NUMBER OF
                                        OF YEAR        OF YEAR      ACCUMULATION
                                      ACCUMULATION   ACCUMULATION    UNITS END
                               YEAR    UNIT VALUE     UNIT VALUE      OF YEAR
                               ----   ------------   ------------   ------------
State Street Research
 Aggressive Growth
 Division(a).................  2002       10.58           7.49              0
                               2001       10.75          10.58              0
Janus Mid Cap Division(a)....  2002       10.42           7.35              0
                               2001       10.56          10.42              0
Russell 2000(R) Index
 Division(a).................  2002       11.04           8.72              0
                               2001       10.91          11.04              0
Loomis Sayles Small Cap
 Division(a).................  2002       10.86           8.46              0
                               2001       10.78          10.86              0
State Street Research Aurora
 Division(a).................  2002       10.95           8.56              0
                               2001       10.82          10.95              0
T. Rowe Price Small Cap
 Growth Division(a)..........  2002       11.12           8.10              0
                               2001       11.06          11.12              0
Scudder Global Equity
 Division(a).................  2002       10.17           8.48              0
                               2001       10.20          10.17              0
Putnam International Stock
 Division(a).................  2002       10.21           8.37              0
                               2001       10.43          10.21              0
Morgan Stanley EAFE(R) Index
 Division(a).................  2002       10.11           8.37              0
                               2001       10.33          10.11              0


------------------

(a) Inception Date: December 6, 2001.


(b) The assets of the State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002, are those of State Street Research Income Division.


(c) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002, are those of Loomis Sayles High Yield Bond Division.

                         INDEPENDENT AUDITORS' REPORT

To the Policyholders of
Metropolitan Life Separate Account E
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company as of December 31, 2002, and the related statement of operations for the period then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts comprising Metropolitan Life Separate Account E of Metropolitan Life Insurance Company as of December 31, 2002, and the results of their operations for the period then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida

March 24, 2003

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002

                                                                                Metropolitan Fund
                                                        -----------------------------------------------------------------

                                                          State Street                                      State Street
                                                            Research                                          Research
                                                        Investment Trust Variable B  Variable C Variable D  Diversified
                                                           Portfolio     Portfolio   Portfolio  Portfolio    Portfolio
                                                        ---------------- ----------- ---------- ---------- --------------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (62,564,716 Shares; cost $2,069,419,451)..............  $1,196,193,540  $        -- $       --  $    --   $           --
Variable B Portfolio
 (1,931,870 Shares; cost $61,472,461)..................              --   36,937,355         --       --               --
Variable C Portfolio
 (61,225 Shares; cost $1,948,863)......................              --           --  1,170,621       --               --
Variable D Portfolio
 (1,245 Shares; cost $34,391)..........................              --           --         --   23,813               --
State Street Research Diversified Portfolio
 (105,258,642 Shares; cost $1,817,406,651).............              --           --         --       --    1,375,721,650
State Street Research Aggressive Growth Portfolio
 (42,277,613 Shares; cost $1,146,825,141)..............              --           --         --       --               --
MetLife Stock Index Portfolio
 (91,801,612 Shares; cost $2,885,238,954)..............              --           --         --       --               --
Putnam International Stock Portfolio
 (19,113,816 Shares; cost $177,461,823)................              --           --         --       --               --
Janus Mid Cap Portfolio
 (50,373,567 Shares; cost $1,311,330,492)..............              --           --         --       --               --
T. Rowe Price Small Cap Growth Portfolio
 (18,817,992 Shares; cost $193,565,454)................              --           --         --       --               --
Scudder Global Equity Portfolio
 (13,582,164 Shares; cost $174,103,183)................              --           --         --       --               --
Harris Oakmark Large Cap Value Portfolio
 (22,621,550 Shares; cost $248,479,877)................              --           --         --       --               --
Neuberger Berman Partners Mid Cap Value Portfolio
 (10,775,870 Shares; cost $151,477,247)................              --           --         --       --               --
T. Rowe Price Large Cap Growth Portfolio
 (11,649,075 Shares; cost $154,802,359)................              --           --         --       --               --
Lehman Brothers Aggregate Bond Index Portfolio
 (26,459,687 Shares; cost $272,639,938)................              --           --         --       --               --
Morgan Stanley EAFE Index Portfolio
 (14,457,554 Shares; cost $122,732,892)................              --           --         --       --               --
Russell 2000 Index Portfolio
 (13,363,288 Shares; cost $146,125,445)................              --           --         --       --               --
Putnam Large Cap Growth Portfolio
 (6,371,868 Shares; cost $32,099,084)..................              --           --         --       --               --
State Street Research Aurora Portfolio
 (20,569,583 Shares; cost $282,196,914)................              --           --         --       --               --
MetLife Mid Cap Stock Index Portfolio
 (12,068,412 Shares; cost $123,033,051)................              --           --         --       --               --
Janus Growth Portfolio
 (1,838,115 Shares; cost $11,938,091)..................              --           --         --       --               --
Franklin Templeton Small Cap Growth Portfolio
 (1,819,673 Shares; cost $12,345,495)..................              --           --         --       --               --
State Street Research Large Cap Value Portfolio
 (393,784 Shares; cost $3,184,323).....................              --           --         --       --               --
Zenith Fund
State Street Research Bond Income Portfolio
 (4,211,961 Shares; cost $446,943,990).................              --           --         --       --               --
State Street Research Money Market Portfolio
 (91,630 Shares; cost $9,162,957)......................              --           --         --       --               --
Davis Venture Value Portfolio
 (3,051,394 Shares; cost $74,325,359)..................              --           --         --       --               --
Loomis Sayles Small Cap Portfolio
 (114,725 Shares; cost $18,970,437)....................              --           --         --       --               --
MFS Investors Trust Portfolio
 (986,586 Shares; cost $7,723,533).....................              --           --         --       --               --
MFS Research Managers Portfolio
 (358,130 Shares; cost $2,910,163).....................              --           --         --       --               --
Harris Oakmark Focused Value Portfolio
 (858,266 Shares; cost $154,917,325)...................              --           --         --       --               --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (2,580,845 Shares; cost $28,689,516)..................              --           --         --       --               --
Salomon Brothers U.S. Government Portfolio
 (7,339,695 Shares; cost $88,918,636)..................              --           --         --       --               --
                                                         --------------  ----------- ----------  -------   --------------
Total investments......................................   1,196,193,540   36,937,355  1,170,621   23,813    1,375,721,650
Cash and Accounts Receivable...........................              --           --         --       --               --
                                                         --------------  ----------- ----------  -------   --------------
Total assets...........................................   1,196,193,540   36,937,355  1,170,621   23,813    1,375,721,650
LIABILITIES:
Due to Metropolitan Life Insurance Company.............              29           --         --       --               --
                                                         --------------  ----------- ----------  -------   --------------
NET ASSETS.............................................  $1,196,193,511  $36,937,355 $1,170,621  $23,813   $1,375,721,650
                                                         ==============  =========== ==========  =======   ==============
Outstanding Units (In Thousands).......................          49,890          306          8       10           58,215
Unit Value.............................................        $8.39 to      $104.24    $104.24  $122.89         $9.19 to
                                                                 $49.99                                            $33.95

                      See Notes to Financial Statements.

                                                Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------
State Street
  Research                     Putnam                    T. Rowe                                     Neuberger
 Aggressive     MetLife     International    Janus     Price Small     Scudder    Harris Oakmark  Berman Partners
   Growth     Stock Index       Stock       Mid Cap    Cap Growth   Global Equity Large Cap Value  Mid Cap Value
 Portfolio     Portfolio      Portfolio    Portfolio    Portfolio     Portfolio      Portfolio       Portfolio
------------ -------------- ------------- ------------ ------------ ------------- --------------- ---------------
$         -- $           -- $         --  $         -- $         -- $         --   $         --    $         --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
 539,038,492             --           --            --           --           --             --              --
          --  2,148,997,728           --            --           --           --             --              --
          --             --  148,302,248            --           --           --             --              --
          --             --           --   524,360,926           --           --             --              --
          --             --           --            --  163,890,019           --             --              --
          --             --           --            --           --  121,961,430             --              --
          --             --           --            --           --           --    217,357,181              --
          --             --           --            --           --           --             --     137,491,102
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
          --             --           --            --           --           --             --              --
------------ -------------- ------------  ------------ ------------ ------------   ------------    ------------
 539,038,492  2,148,997,728  148,302,248   524,360,926  163,890,019  121,961,430    217,357,181     137,491,102
          --             --           --            --          287           --             --              --
------------ -------------- ------------  ------------ ------------ ------------   ------------    ------------
 539,038,492  2,148,997,728  148,302,248   524,360,926  163,890,306  121,961,430    217,357,181     137,491,102
         287             --           --            --           --           --             --              --
------------ -------------- ------------  ------------ ------------ ------------   ------------    ------------
$539,038,205 $2,148,997,728 $148,302,248  $524,360,926 $163,890,306 $121,961,430   $217,357,181    $137,491,102
============ ============== ============  ============ ============ ============   ============    ============
      28,889         80,966       14,131        46,925       18,480       11,877         22,099          10,131
    $8.11 to       $8.52 to     $8.48 to      $8.46 to     $8.26 to     $8.67 to       $8.64 to        $8.73 to
      $27.57         $29.70       $10.85        $11.36        $9.03       $10.44          $9.95          $13.73

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002

                                                                           Metropolitan Fund
                                                        -------------------------------------------------------
                                                        T. Rowe Price Lehman Brothers    Morgan
                                                          Large Cap      Aggregate      Stanley      Russell
                                                           Growth       Bond Index     EAFE Index   2000 Index
                                                          Portfolio      Portfolio     Portfolio    Portfolio
                                                        ------------- --------------- ------------ ------------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (62,564,716 Shares; cost $2,069,419,451).............. $         --   $         --   $         -- $         --
Variable B Portfolio
 (1,931,870 Shares; cost $61,472,461)..................           --             --             --           --
Variable C Portfolio
 (61,225 Shares; cost $1,948,863)......................           --             --             --           --
Variable D Portfolio
 (1,245 Shares; cost $34,391)..........................           --             --             --           --
State Street Research Diversified Portfolio
 (105,258,642 Shares; cost $1,817,406,651).............           --             --             --           --
State Street Research Aggressive Growth Portfolio
 (42,277,613 Shares; cost $1,146,825,141)..............           --             --             --           --
MetLife Stock Index Portfolio
 (91,801,612 Shares; cost $2,885,238,954)..............           --             --             --           --
Putnam International Stock Portfolio
 (19,113,816 Shares; cost $177,461,823)................           --             --             --           --
Janus Mid Cap Portfolio
 (50,373,567 Shares; cost $1,311,330,492)..............           --             --             --           --
T. Rowe Price Small Cap Growth Portfolio
 (18,817,992 Shares; cost $193,565,454)................           --             --             --           --
Scudder Global Equity Portfolio
 (13,582,164 Shares; cost $174,103,183)................           --             --             --           --
Harris Oakmark Large Cap Value Portfolio
 (22,621,550 Shares; cost $248,479,877)................           --             --             --           --
Neuberger Berman Partners Mid Cap Value Portfolio
 (10,775,870 Shares; cost $151,477,247)................           --             --             --           --
T. Rowe Price Large Cap Growth Portfolio
 (11,649,075 Shares; cost $154,802,359)................  103,789,751             --             --           --
Lehman Brothers Aggregate Bond Index Portfolio
 (26,459,687 Shares; cost $272,639,938)................           --    295,466,638             --           --
Morgan Stanley EAFE Index Portfolio
 (14,457,554 Shares; cost $122,732,892)................           --             --    104,947,903           --
Russell 2000 Index Portfolio
 (13,363,288 Shares; cost $146,125,445)................           --             --             --  110,231,824
Putnam Large Cap Growth Portfolio
 (6,371,868 Shares; cost $32,099,084)..................           --             --             --           --
State Street Research Aurora Portfolio
 (20,569,583 Shares; cost $282,196,914)................           --             --             --           --
MetLife Mid Cap Stock Index Portfolio
 (12,068,412 Shares; cost $123,033,051)................           --             --             --           --
Janus Growth Portfolio
 (1,838,115 Shares; cost $11,938,091)..................           --             --             --           --
Franklin Templeton Small Cap Growth Portfolio
 (1,819,673 Shares; cost $12,345,495)..................           --             --             --           --
State Street Research Large Cap Value Portfolio
 (393,784 Shares; cost $3,184,323).....................           --             --             --           --
Zenith Fund
State Street Research Bond Income Portfolio
 (4,211,961 Shares; cost $446,943,990).................           --             --             --           --
State Street Research Money Market Portfolio
 (91,630 Shares; cost $9,162,957)......................           --             --             --           --
Davis Venture Value Portfolio
 (3,051,394 Shares; cost $74,325,359)..................           --             --             --           --
Loomis Sayles Small Cap Portfolio
 (114,725 Shares; cost $18,970,437)....................           --             --             --           --
MFS Investors Trust Portfolio
 (986,586 Shares; cost $7,723,533).....................           --             --             --           --
MFS Research Managers Portfolio
 (358,130 Shares; cost $2,910,163).....................           --             --             --           --
Harris Oakmark Focused Value Portfolio
 (858,266 Shares; cost $154,917,325)...................           --             --             --           --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (2,580,845 Shares; cost $28,689,516)..................           --             --             --           --
Salomon Brothers U.S. Government Portfolio
 (7,339,695 Shares; cost $88,918,636)..................           --             --             --           --
                                                        ------------   ------------   ------------ ------------
Total investments......................................  103,789,751    295,466,638    104,947,903  110,231,824
Cash and Accounts Receivable...........................           --             --             --           --
                                                        ------------   ------------   ------------ ------------
Total assets...........................................  103,789,751    295,466,638    104,947,903  110,231,824
LIABILITIES:
Due to Metropolitan Life Insurance Company.............           --             --             --           --
                                                        ------------   ------------   ------------ ------------
NET ASSETS............................................. $103,789,751   $295,466,638   $104,947,903 $110,231,824
                                                        ============   ============   ============ ============
Outstanding Units (In Thousands).......................       11,767         23,589         14,678       11,624
Unit Value.............................................     $8.64 to      $10.59 to       $6.85 to     $8.16 to
                                                               $8.92         $12.69          $8.63        $9.61

                      See Notes to Financial Statements.

                                 Metropolitan Fund                                          Zenith Fund
------------------------------------------------------------------------------------ -------------------------
             State Street   MetLife                                   State Street   State Street State Street
Putnam Large   Research     Mid Cap      Janus    Franklin Templeton    Research       Research     Research
 Cap Growth     Aurora    Stock Index   Growth     Small Cap Growth  Large Cap Value Bond Income  Money Market
 Portfolio    Portfolio    Portfolio   Portfolio      Portfolio         Portfolio     Portfolio    Portfolio
------------ ------------ ------------ ---------- ------------------ --------------- ------------ ------------
$        --  $         -- $         -- $       --    $        --       $       --    $         --  $       --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
 22,871,019            --           --         --             --               --              --          --
         --   227,655,295           --         --             --               --              --          --
         --            --  107,024,585         --             --               --              --          --
         --            --           --  9,978,351             --               --              --          --
         --            --           --         --     11,664,106               --              --          --
         --            --           --         --             --        3,130,580              --          --
         --            --           --         --             --               --     474,778,079          --
         --            --           --         --             --               --              --   9,162,959
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
         --            --           --         --             --               --              --          --
-----------  ------------ ------------ ----------    -----------       ----------    ------------  ----------
 22,871,019   227,655,295  107,024,585  9,978,351     11,664,106        3,130,580     474,778,079   9,162,959
         --            --           --         --             --               --              --       9,004
-----------  ------------ ------------ ----------    -----------       ----------    ------------  ----------
 22,871,019   227,655,295  107,024,585  9,978,351     11,664,106        3,130,580     474,778,079   9,171,963
          1            --           --         --             --               --              --          --
-----------  ------------ ------------ ----------    -----------       ----------    ------------  ----------
$22,871,018  $227,655,295 $107,024,585 $9,978,351    $11,664,106       $3,130,580    $474,778,079  $9,171,963
===========  ============ ============ ==========    ===========       ==========    ============  ==========
      6,587        20,893       12,280      1,877          1,861              396          18,889         459
   $3.38 to      $7.78 to     $8.43 to   $5.22 to       $6.18 to         $7.88 to       $10.46 to   $19.98 to
      $8.46        $10.98        $8.78      $5.34          $6.31            $7.95          $46.31      $21.75

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002

                                                                    Zenith Fund
                                                        ------------------------------------
                                                           Davis                     MFS
                                                          Venture   Loomis Sayles Investors
                                                           Value      Small Cap     Trust
                                                         Portfolio    Portfolio   Portfolio
                                                        ----------- ------------- ----------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (62,564,716 Shares; cost $2,069,419,451).............. $        --  $        --  $       --
Variable B Portfolio
 (1,931,870 Shares; cost $61,472,461)..................          --           --          --
Variable C Portfolio
 (61,225 Shares; cost $1,948,863)......................          --           --          --
Variable D Portfolio
 (1,245 Shares; cost $34,391)..........................          --           --          --
State Street Research Diversified Portfolio
 (105,258,642 Shares; cost $1,817,406,651).............          --           --          --
State Street Research Aggressive Growth Portfolio
 (42,277,613 Shares; cost $1,146,825,141)..............          --           --          --
MetLife Stock Index Portfolio
 (91,801,612 Shares; cost $2,885,238,954)..............          --           --          --
Putnam International Stock Portfolio
 (19,113,816 Shares; cost $177,461,823)................          --           --          --
Janus Mid Cap Portfolio
 (50,373,567 Shares; cost $1,311,330,492)..............          --           --          --
T. Rowe Price Small Cap Growth Portfolio
 (18,817,992 Shares; cost $193,565,454)................          --           --          --
Scudder Global Equity Portfolio
 (13,582,164 Shares; cost $174,103,183)................          --           --          --
Harris Oakmark Large Cap Value Portfolio
 (22,621,550 Shares; cost $248,479,877)................          --           --          --
Neuberger Berman Partners Mid Cap Value Portfolio
 (10,775,870 Shares; cost $151,477,247)................          --           --          --
T. Rowe Price Large Cap Growth Portfolio
 (11,649,075 Shares; cost $154,802,359)................          --           --          --
Lehman Brothers Aggregate Bond Index Portfolio
 (26,459,687 Shares; cost $272,639,938)................          --           --          --
Morgan Stanley EAFE Index Portfolio
 (14,457,554 Shares; cost $122,732,892)................          --           --          --
Russell 2000 Index Portfolio
 (13,363,288 Shares; cost $146,125,445)................          --           --          --
Putnam Large Cap Growth Portfolio
 (6,371,868 Shares; cost $32,099,084)..................          --           --          --
State Street Research Aurora Portfolio
 (20,569,583 Shares; cost $282,196,914)................          --           --          --
MetLife Mid Cap Stock Index Portfolio
 (12,068,412 Shares; cost $123,033,051)................          --           --          --
Janus Growth Portfolio
 (1,838,115 Shares; cost $11,938,091)..................          --           --          --
Franklin Templeton Small Cap Growth Portfolio
 (1,819,673 Shares; cost $12,345,495)..................          --           --          --
State Street Research Large Cap Value Portfolio
 (393,784 Shares; cost $3,184,323).....................          --           --          --
Zenith Fund
State Street Research Bond Income Portfolio
 (4,211,961 Shares; cost $446,943,990).................          --           --          --
State Street Research Money Market Portfolio
 (91,630 Shares; cost $9,162,957)......................          --           --          --
Davis Venture Value Portfolio
 (3,051,394 Shares; cost $74,325,359)..................  59,152,035           --          --
Loomis Sayles Small Cap Portfolio
 (114,725 Shares; cost $18,970,437)....................          --   15,933,407          --
MFS Investors Trust Portfolio
 (986,586 Shares; cost $7,723,533).....................          --           --   6,718,652
MFS Research Managers Portfolio
 (358,130 Shares; cost $2,910,163).....................          --           --          --
Harris Oakmark Focused Value Portfolio
 (858,266 Shares; cost $154,917,325)...................          --           --          --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (2,580,845 Shares; cost $28,689,516)..................          --           --          --
Salomon Brothers U.S. Government Portfolio
 (7,339,695 Shares; cost $88,918,636)..................          --           --          --
                                                        -----------  -----------  ----------
Total investments......................................  59,152,035   15,933,407   6,718,652
Cash and Accounts Receivable...........................          --           --          --
                                                        -----------  -----------  ----------
Total assets...........................................  59,152,035   15,933,407   6,718,652
LIABILITIES:
Due to Metropolitan Life Insurance Company.............          --           --          --
                                                        -----------  -----------  ----------
NET ASSETS............................................. $59,152,035  $15,933,407  $6,718,652
                                                        ===========  ===========  ==========
Outstanding Units (In Thousands).......................       2,653          904       1,023
Unit Value.............................................    $8.83 to     $8.12 to    $6.33 to
                                                             $22.86       $18.27       $6.65

                      See Notes to Financial Statements.

                                  Zenith Fund
          -----------------------------------------------------------
             MFS                    Salomon Brothers
          Research   Harris Oakmark  Strategic Bond  Salomon Brothers
          Managers   Focused Value   Opportunities   U.S. Government
          Portfolio    Portfolio       Portfolio        Portfolio
          ---------- -------------- ---------------- ----------------
          $       --  $         --    $        --      $        --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
                  --            --             --               --
           2,451,502            --             --               --
                  --   145,221,494             --               --
                  --            --     29,511,785               --
                  --            --             --       90,530,462
          ----------  ------------    -----------      -----------
           2,451,502   145,221,494     29,511,785       90,530,462
                  --            --             --               --
          ----------  ------------    -----------      -----------
           2,451,502   145,221,494     29,511,785       90,530,462

                  --            --             --               --
          ----------  ------------    -----------      -----------
          $2,451,502  $145,221,494    $29,511,785      $90,530,462
          ==========  ============    ===========      ===========
                 374         6,025          1,691            5,668
            $6.11 to     $21.83 to      $16.05 to        $14.69 to
               $6.69        $24.83         $17.99           $16.46

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                       Zenith Fund
                                                           -----------------------------------

                                                               FI          FI          MFS
                                                           Structured    Mid Cap      Total
                                                             Equity   Opportunities  Return
                                                           Portfolio    Portfolio   Portfolio
                                                           ---------- ------------- ----------
ASSETS:
Investments at Value:
Zenith Fund (Continued)
FI Structured Equity Portfolio
  (8,596 Shares; cost $1,071,535)......................... $1,071,595  $       --   $       --
FI Mid Cap Opportunities Portfolio
  (326,360 Shares; cost $2,639,346).......................         --   2,672,891           --
MFS Total Return Portfolio
  (1 Share; cost $68).....................................         --          --           68
Fidelity Fund
Fidelity VIP Money Market Portfolio
  (11,063,486 Shares; cost $11,063,485)...................         --          --           --
Fidelity VIP Equity-Income Portfolio
  (5,894,720 Shares; cost $132,605,146)...................         --          --           --
Fidelity VIP Growth Portfolio
  (5,416,910 Shares; cost $210,816,895)...................         --          --           --
Fidelity VIP Overseas Portfolio
  (1,767,929 Shares; cost $24,476,920)....................         --          --           --
Fidelity VIP Investment Grade Bond Portfolio
  (1,621,136 Shares; cost $20,507,290)....................         --          --           --
Fidelity VIP Asset Manager Portfolio
  (3,581,594 Shares; cost $56,747,034)....................         --          --           --
Calvert Fund
Calvert Social Balanced Portfolio
  (29,722,390 Shares; cost $57,244,150)...................         --          --           --
Calvert Social Mid Cap Growth Portfolio
  (489,235 Shares; cost $13,855,915)......................         --          --           --
Met Investors Fund
Lord Abbett Bond Debenture Portfolio
  (5,597,774 Shares; cost $58,300,289)....................         --          --           --
MFS Research International Portfolio
  (1,113,585 Shares; cost $9,008,471).....................         --          --           --
MFS Mid Cap Growth Portfolio
  (2,929,179 Shares; cost $19,385,554)....................         --          --           --
PIMCO Total Return Portfolio
  (12,161,032 Shares; cost $131,060,849)..................         --          --           --
PIMCO Innovation Portfolio
  (3,789,729 Shares; cost $13,919,424)....................         --          --           --
Met/AIM Mid Cap Core Equity Portfolio
  (448,907 Shares; cost $4,474,136).......................         --          --           --
Met/AIM Small Cap Growth Portfolio
  (204,811 Shares; cost $1,809,552).......................         --          --           --
State Street Research Concentrated International Portfolio
  (89,565 Shares; cost $796,730)..........................         --          --           --
Oppenheimer Capital Appreciation Portfolio
  (488 Shares; cost $3,274)...............................         --          --           --
American Fund
American Funds Growth Portfolio
  (3,144,360 Shares; cost $122,885,993)...................         --          --           --
American Funds Growth-Income Portfolio
  (4,063,713 Shares; cost $119,334,746)...................         --          --           --
American Funds Global Small Cap Portfolio
  (2,039,826 Shares; cost $22,546,666)....................         --          --           --
                                                           ----------  ----------   ----------
Total investments.........................................  1,071,595   2,672,891           68
Cash and Accounts Receivable..............................         --          --           --
                                                           ----------  ----------   ----------
Total assets..............................................  1,071,595   2,672,891           68
LIABILITIES:
Due to Metropolitan Life Insurance Company................         --          --           --
                                                           ----------  ----------   ----------
NET ASSETS................................................ $1,071,595  $2,672,891         $ 68
                                                           ==========  ==========   ==========
Outstanding Units (In Thousands)..........................         56         328         .002
Unit Value................................................  $17.32 to    $8.07 to    $32.23 to
                                                               $19.59       $8.14       $33.00

                      See Notes to Financial Statements.

                                Fidelity Fund                                      Calvert Fund
----------------------------------------------------------------------------- ----------------------
                                                                                           Calvert
Fidelity VIP Fidelity VIP                           Fidelity VIP Fidelity VIP   Calvert    Social
   Money       Equity-    Fidelity VIP Fidelity VIP  Investment     Asset       Social     Mid Cap
   Market       Income       Growth      Overseas    Grade Bond    Manager     Balanced    Growth
 Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio  Portfolio
------------ ------------ ------------ ------------ ------------ ------------ ----------- ----------
$        --  $         -- $         -- $        --  $        --  $        --  $        -- $       --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
 11,063,485            --           --          --           --           --           --         --
         --   107,048,117           --          --           --           --           --         --
         --            --  126,972,358          --           --           --           --         --
         --            --           --  19,411,860           --           --           --         --
         --            --           --          --   22,209,564           --           --         --
         --            --           --          --           --   45,665,325           --         --
         --            --           --          --           --           --   44,583,585         --
         --            --           --          --           --           --           --  8,957,889
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
         --            --           --          --           --           --           --         --
-----------  ------------ ------------ -----------  -----------  -----------  ----------- ----------
 11,063,485   107,048,117  126,972,358  19,411,860   22,209,564   45,665,325   44,583,585  8,957,889
         --            --           --          --           --           --           --         --
-----------  ------------ ------------ -----------  -----------  -----------  ----------- ----------
 11,063,485   107,048,117  126,972,358  19,411,860   22,209,564   45,665,325   44,583,585  8,957,889
         --            --           --          --           --           --           --         --
-----------  ------------ ------------ -----------  -----------  -----------  ----------- ----------
$11,063,485  $107,048,117 $126,972,358 $19,411,860  $22,209,564  $45,665,325  $44,583,585 $8,957,889
===========  ============ ============ ===========  ===========  ===========  =========== ==========
        746         3,628        4,626       1,400        1,040        2,125        2,114        468
     $15.17        $29.50       $27.45      $13.85       $21.36       $21.47    $20.02 to     $19.16
                                                                                   $21.51

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                    Met Investors Fund
                                                           -------------------------------------

                                                           Lord Abbett      MFS          MFS
                                                              Bond       Research      Mid Cap
                                                            Debenture  International   Growth
                                                            Portfolio    Portfolio    Portfolio
                                                           ----------- ------------- -----------
ASSETS:
Investments at Value:
Zenith Fund (Continued)
FI Structured Equity Portfolio
  (8,596 Shares; cost $1,071,535)......................... $        --  $       --   $        --
FI Mid Cap Opportunities Portfolio
  (326,360 Shares; cost $2,639,346).......................          --          --            --
MFS Total Return Portfolio
  (1 Shares; cost $68)....................................          --          --            --
Fidelity Fund
Fidelity VIP Money Market Portfolio
  (11,063,486 Shares; cost $11,063,485)...................          --          --            --
Fidelity VIP Equity-Income Portfolio
  (5,894,720 Shares; cost $132,605,146)...................          --          --            --
Fidelity VIP Growth Portfolio
  (5,416,910 Shares; cost $210,816,895)...................          --          --            --
Fidelity VIP Overseas Portfolio
  (1,767,929 Shares; cost $24,476,920)....................          --          --            --
Fidelity VIP Investment Grade Bond Portfolio
  (1,621,136 Shares; cost $20,507,290)....................          --          --            --
Fidelity VIP Asset Manager Portfolio
  (3,581,594 Shares; cost $56,747,034)....................          --          --            --
Calvert Fund
Calvert Social Balanced Portfolio
  (29,722,390 Shares; cost $57,244,150)...................          --          --            --
Calvert Social Mid Cap Growth Portfolio
  (489,235 Shares; cost $13,855,915)......................          --          --            --
Met Investors Fund
Lord Abbett Bond Debenture Portfolio
  (5,597,774 Shares; cost $58,300,289)....................  57,316,343          --            --
MFS Research International Portfolio
  (1,113,585 Shares; cost $9,008,471).....................          --   8,338,351            --
MFS Mid Cap Growth Portfolio
  (2,929,179 Shares; cost $19,385,554)....................          --          --    13,645,467
PIMCO Total Return Portfolio
  (12,161,032 Shares; cost $131,060,849)..................          --          --            --
PIMCO Innovation Portfolio
  (3,789,729 Shares; cost $13,919,424)....................          --          --            --
Met/AIM Mid Cap Core Equity Portfolio
  (448,907 Shares; cost $4,474,136).......................          --          --            --
Met/AIM Small Cap Growth Portfolio
  (204,811 Shares; cost $1,809,552).......................          --          --            --
State Street Research Concentrated International Portfolio
  (89,565 Shares; cost $796,730)..........................          --          --            --
Oppenheimer Capital Appreciation Portfolio
  (488 Shares; cost $3,274)...............................          --          --            --
American Fund
American Funds Growth Portfolio
  (3,144,360 Shares; cost $122,885,993)...................          --          --            --
American Funds Growth-Income Portfolio
  (4,063,713 Shares; cost $119,334,746)...................          --          --            --
American Funds Global Small Cap Portfolio
  (2,039,826 Shares; cost $22,546,666)....................          --          --            --
                                                           -----------  ----------   -----------
Total investments.........................................  57,316,343   8,338,351    13,645,467
Cash and Accounts Receivable..............................          --          --            --
                                                           -----------  ----------   -----------
Total assets..............................................  57,316,343   8,338,351    13,645,467
LIABILITIES:
Due to Metropolitan Life Insurance Company................          --          --            --
                                                           -----------  ----------   -----------
NET ASSETS................................................ $57,316,343  $8,338,351   $13,645,467
                                                           ===========  ==========   ===========
Outstanding Units (In Thousands)..........................       5,370       1,105         2,939
Unit Value................................................    $9.96 to    $7.63 to      $4.66 to
                                                                $13.79       $7.67         $4.68

                      See Notes to Financial Statements.

                            Met Investors Fund                                         American Fund
-------------------------------------------------------------------------- -------------------------------------
                                                State Street                             American     American
   PIMCO                   Met/AIM    Met/AIM     Research    Oppenheimer   American       Funds        Funds
   Total       PIMCO       Mid Cap   Small Cap  Concentrated    Capital       Funds       Growth-      Global
  Return     Innovation  Core Equity  Growth    International Appreciation   Growth       Income      Small Cap
 Portfolio   Portfolio    Portfolio  Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
------------ ----------- ----------- ---------- ------------- ------------ ------------ ------------ -----------
$         -- $        -- $       --  $       --   $      --    $      --   $         -- $         -- $        --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
          --          --         --          --          --           --             --           --          --
 137,802,804          --         --          --          --           --             --           --          --
          --  11,592,650         --          --          --           --             --           --          --
          --          --  4,412,747          --          --           --             --           --          --
          --          --         --   1,769,568          --           --             --           --          --
          --          --         --          --     794,444           --             --           --          --
          --          --         --          --          --        3,150             --           --          --
          --          --         --          --          --           --    104,487,140           --          --
          --          --         --          --          --           --             --  103,900,891          --
          --          --         --          --          --           --             --           --  18,827,591
------------ ----------- ----------  ----------   ---------    ---------   ------------ ------------ -----------
 137,802,804  11,592,650  4,412,747   1,769,568     794,444        3,150    104,487,140  103,900,891  18,827,591
          --          --         --          --          --           --             --           --          --
------------ ----------- ----------  ----------   ---------    ---------   ------------ ------------ -----------
 137,802,804  11,592,650  4,412,747   1,769,568     794,444        3,150    104,487,140  103,900,891  18,827,591
          --           1         --          --          --           --             --           --          --
------------ ----------- ----------  ----------   ---------    ---------   ------------ ------------ -----------
$137,802,804 $11,592,649 $4,412,747  $1,769,568   $ 794,444       $3,150   $104,487,140 $103,900,891 $18,827,591
============ =========== ==========  ==========   =========    =========   ============ ============ ===========
      12,100       3,262        454         208          90         .499          1,194        1,478       1,733
   $11.11 to    $2.93 to   $9.58 to    $8.41 to    $8.86 to     $6.30 to      $71.44 to    $57.44 to   $10.35 to
      $11.47       $3.65      $9.74       $8.54       $8.89        $6.31         $93.21       $74.94      $11.05

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                                    Metropolitan Fund
                                                                    -------------------------------------------------
                                                                     State Street
                                                                       Research
                                                                      Investment
                                                                        Trust       Variable B   Variable C Variable D
                                                                      Portfolio     Portfolio    Portfolio  Portfolio
                                                                    -------------  ------------  ---------- ----------
INVESTMENT (LOSS) INCOME
Income:
  Dividends........................................................ $   8,886,606  $    266,310  $   9,216   $   151
  Expenses.........................................................    18,909,283       441,705         --        --
                                                                    -------------  ------------  ---------   -------
Net investment (loss) income.......................................   (10,022,677)     (175,395)     9,216       151
                                                                    -------------  ------------  ---------   -------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON
 INVESTMENTS:
Net realized (losses) gains from security transactions.............   (66,085,417)      643,331     43,399        --
Change in net unrealized (depreciation) appreciation of investments
 for the period....................................................  (428,155,040)  (15,556,854)  (562,444)   (8,572)
                                                                    -------------  ------------  ---------   -------
Net realized and unrealized (losses) gains on investments..........  (494,240,457)  (14,913,523)  (519,045)   (8,572)
                                                                    -------------  ------------  ---------   -------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS................................................... $(504,263,134) $(15,088,918) $(509,829)  $(8,421)
                                                                    =============  ============  =========   =======

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                                  Metropolitan Fund
--------------------------------------------------------------------------------------------------------------------
                State Street
 State Street     Research                      Putnam                       T. Rowe
   Research      Aggressive      MetLife     International     Janus       Price Small     Scudder    Harris Oakmark
 Diversified       Growth      Stock Index       Stock        Mid Cap      Cap Growth   Global Equity Large Cap Value
  Portfolio      Portfolio      Portfolio      Portfolio     Portfolio      Portfolio     Portfolio      Portfolio
-------------  -------------  -------------  ------------- -------------  ------------  ------------- ---------------
$  40,427,315  $          --  $  44,415,384  $  1,522,109  $          --  $         --  $  2,454,476   $  7,186,463
   20,578,131      8,264,707     31,201,033     2,096,472      7,931,142     2,426,851     1,709,646      2,789,769
-------------  -------------  -------------  ------------  -------------  ------------  ------------   ------------
   19,849,184     (8,264,707)    13,214,351      (574,363)    (7,931,142)   (2,426,851)      744,830      4,396,694
-------------  -------------  -------------  ------------  -------------  ------------  ------------   ------------
  (33,325,338)   (98,158,424)   (47,830,847)    1,229,560   (299,802,071)  (30,658,257)   (6,095,281)     2,731,729
 (269,960,376)  (142,132,655)  (661,053,913)  (33,522,332)    53,519,510   (34,221,994)  (21,053,921)   (49,157,322)
-------------  -------------  -------------  ------------  -------------  ------------  ------------   ------------
 (303,285,714)  (240,291,079)  (708,884,760)  (32,292,772)  (246,282,561)  (64,880,251)  (27,149,202)   (46,425,593)
-------------  -------------  -------------  ------------  -------------  ------------  ------------   ------------
$(283,436,530) $(248,555,786) $(695,670,409) $(32,867,135) $(254,213,703) $(67,307,102) $(26,404,372)  $(42,028,899)
=============  =============  =============  ============  =============  ============  ============   ============

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                                                 Metropolitan Fund
                                                                                   ---------------------------------------------

                                                                                      Neuberger    T. Rowe Price Lehman Brothers
                                                                                   Berman Partners   Large Cap      Aggregate
                                                                                    Mid Cap Value     Growth       Bond Index
                                                                                      Portfolio      Portfolio      Portfolio
                                                                                   --------------- ------------- ---------------
INVESTMENT (LOSS) INCOME
Income:
  Dividends.......................................................................  $    457,657   $    347,977    $ 7,277,719
  Expenses........................................................................     1,793,482      1,511,473      3,052,946
                                                                                    ------------   ------------    -----------
Net investment (loss) income......................................................    (1,335,825)    (1,163,496)     4,224,773
                                                                                    ------------   ------------    -----------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions............................      (588,042)    (8,230,356)     3,229,161
Change in net unrealized (depreciation) appreciation of investments for the period   (16,047,845)   (26,390,985)    14,151,148
                                                                                    ------------   ------------    -----------
Net realized and unrealized (losses) gains on investments.........................   (16,635,887)   (34,621,341)    17,380,309
                                                                                    ------------   ------------    -----------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $(17,971,712)  $(35,784,837)   $21,605,082
                                                                                    ============   ============    ===========

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                              Metropolitan Fund
-------------------------------------------------------------------------------------------------------------
                                                                                   Franklin
   Morgan                                State Street     MetLife                  Templeton    State Street
  Stanley       Russell     Putnam Large   Research       Mid Cap       Janus      Small Cap      Research
 EAFE Index    2000 Index    Cap Growth     Aurora      Stock Index    Growth       Growth     Large Cap Value
 Portfolio     Portfolio     Portfolio    Portfolio      Portfolio    Portfolio    Portfolio    Portfolio (a)
------------  ------------  ------------ ------------  ------------  -----------  -----------  ---------------
    $515,464  $    759,389  $        --  $  1,307,452  $    372,591  $        --  $        --     $  13,529
   1,245,795     1,445,740      306,771     3,085,935     1,231,387      116,512      126,140        11,199
------------  ------------  -----------  ------------  ------------  -----------  -----------     ---------
    (730,331)     (686,351)    (306,771)   (1,778,483)     (858,796)    (116,512)    (126,140)        2,330
------------  ------------  -----------  ------------  ------------  -----------  -----------     ---------
 (12,197,536)   (6,920,534)  (9,568,780)      140,071    (2,570,115)  (1,882,958)  (2,259,828)     (266,085)
  (6,039,133)  (21,331,382)     710,397   (71,663,432)  (15,835,386)  (1,738,189)    (802,862)      (53,743)
------------  ------------  -----------  ------------  ------------  -----------  -----------     ---------
 (18,236,669)  (28,251,916)  (8,858,383)  (71,523,361)  (18,405,501)  (3,621,147)  (3,062,690)     (319,828)
------------  ------------  -----------  ------------  ------------  -----------  -----------     ---------
$(18,967,000) $(28,938,267) $(9,165,154) $(73,301,844) $(19,264,297) $(3,737,659) $(3,188,830)    $(317,498)
============  ============  ===========  ============  ============  ===========  ===========     =========

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                                                 Zenith Fund
                                                                                   --------------------------------------
                                                                                   State Street State Street     Davis
                                                                                     Research     Research      Venture
                                                                                   Bond Income  Money Market     Value
                                                                                    Portfolio    Portfolio     Portfolio
                                                                                   ------------ ------------ ------------
INVESTMENT (LOSS) INCOME
Income:
  Dividends....................................................................... $26,622,068   $ 146,577   $    519,556
  Expenses........................................................................   5,759,318     159,028        726,203
                                                                                   -----------   ---------   ------------
Net investment (loss) income......................................................  20,862,750     (12,451)      (206,647)
                                                                                   -----------   ---------   ------------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions............................  (9,378,074)   (413,699)    (3,014,672)
Change in net unrealized (depreciation) appreciation of investments for the period  19,780,963     417,973     (8,476,246)
                                                                                   -----------   ---------   ------------
Net realized and unrealized (losses) gains on investments.........................  10,402,889       4,274    (11,490,918)
                                                                                   -----------   ---------   ------------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $31,265,639   $  (8,177)  $(11,697,565)
                                                                                   ===========   =========   ============

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                            Zenith Fund
---------------------------------------------------------------------------------------------------
                  MFS         MFS                    Salomon Brothers                       FI
Loomis Sayles  Investors   Research   Harris Oakmark  Strategic Bond  Salomon Brothers  Structured
  Small Cap      Trust     Managers   Focused Value   Opportunities   U.S. Government     Equity
  Portfolio    Portfolio   Portfolio    Portfolio       Portfolio        Portfolio     Portfolio (a)
------------- -----------  ---------  -------------- ---------------- ---------------- -------------
 $    17,754  $    22,398  $   3,152   $    252,961     $1,165,166       $1,838,360      $    931
     200,804       68,814     26,314      1,584,662        224,941          576,680         3,335
 -----------  -----------  ---------   ------------     ----------       ----------      --------
    (183,050)     (46,416)   (23,162)    (1,331,701)       940,225        1,261,680        (2,404)
 -----------  -----------  ---------   ------------     ----------       ----------      --------
  (2,317,368)    (359,047)  (222,160)    (1,820,374)        59,911          163,311       (17,138)
  (1,785,701)    (951,022)  (413,525)   (14,656,939)       712,043        1,598,086            61
 -----------  -----------  ---------   ------------     ----------       ----------      --------
  (4,103,069)  (1,310,069)  (635,685)   (16,477,313)       771,954        1,761,397       (17,077)
 -----------  -----------  ---------   ------------     ----------       ----------      --------
 $(4,286,119) $(1,356,485) $(658,847)  $(17,809,014)    $1,712,179       $3,023,077      $(19,481)
 ===========  ===========  =========   ============     ==========       ==========      ========

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                                           Zenith Fund
                                                                                   ---------------------------
                                                                                        FI
                                                                                      Mid Cap         MFS
                                                                                   Opportunities Total Return
                                                                                   Portfolio (a) Portfolio (b)
                                                                                   ------------- -------------
INVESTMENT (LOSS) INCOME
Income:
  Dividends.......................................................................   $      --        $--
  Expenses........................................................................      10,413         --
                                                                                     ---------        ---
Net investment (loss) income......................................................     (10,413)        --
                                                                                     ---------        ---
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions............................    (113,293)        --
Change in net unrealized (depreciation) appreciation of investments for the period      33,545         --
                                                                                     ---------        ---
Net realized and unrealized (losses) gains on investments.........................     (79,748)        --
                                                                                     ---------        ---
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................   $ (90,161)       $--
                                                                                     =========        ===

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                 Fidelity Fund                                          Calvert Fund
-------------------------------------------------------------------------------  --------------------------
                                                      Fidelity VIP                 Calvert       Calvert
Fidelity VIP Fidelity VIP  Fidelity VIP  Fidelity VIP  Investment  Fidelity VIP    Social     Social Mid Cap
Money Market Equity-Income    Growth       Overseas    Grade Bond  Asset Manager  Balanced        Growth
 Portfolio     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio
------------ ------------- ------------  ------------ ------------ ------------- -----------  --------------
  $202,096   $  4,981,916  $    396,348  $   178,464   $  629,814   $ 1,912,499  $ 1,296,489   $        --
   124,286      1,148,423     1,459,828      213,873      181,691       450,755      562,336        97,250
  --------   ------------  ------------  -----------   ----------   -----------  -----------   -----------
    77,810      3,833,493    (1,063,480)     (35,409)     448,123     1,461,744      734,153       (97,250)
  --------   ------------  ------------  -----------   ----------   -----------  -----------   -----------
        --        763,466      (118,628)     247,005      298,157      (875,165)    (357,440)     (994,226)
        --    (28,590,772)  (57,511,100)  (5,101,215)     959,591    (5,683,887)  (7,333,126)   (2,556,138)
  --------   ------------  ------------  -----------   ----------   -----------  -----------   -----------
        --    (27,827,306)  (57,629,728)  (4,854,210)   1,257,748    (6,559,052)  (7,690,566)   (3,550,364)
  --------   ------------  ------------  -----------   ----------   -----------  -----------   -----------
  $ 77,810   $(23,993,813) $(58,693,208) $(4,889,619)  $1,705,871   $(5,097,308) $(6,956,413)  $(3,647,614)
  ========   ============  ============  ===========   ==========   ===========  ===========   ===========

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                                              Met Investors Fund
                                                                                   ---------------------------------------

                                                                                    Lord Abbett       MFS          MFS
                                                                                       Bond        Research      Mid Cap
                                                                                     Debenture   International   Growth
                                                                                     Portfolio     Portfolio    Portfolio
                                                                                   ------------  ------------- -----------
INVESTMENT (LOSS) INCOME
Income:
  Dividends....................................................................... $  6,690,618    $  13,949   $    80,711
  Expenses........................................................................      719,242       74,052       165,987
                                                                                   ------------    ---------   -----------
Net investment (loss) income......................................................    5,971,376      (60,103)      (85,276)
                                                                                   ------------    ---------   -----------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions............................  (14,253,624)      22,886    (2,005,974)
Change in net unrealized (depreciation) appreciation of investments for the period    8,175,221     (735,047)   (6,237,774)
                                                                                   ------------    ---------   -----------
Net realized and unrealized (losses) gains on investments.........................   (6,078,403)    (712,161)   (8,243,748)
                                                                                   ------------    ---------   -----------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $   (107,027)   $(772,264)  $(8,329,024)
                                                                                   ============    =========   ===========

--------
(a) For the period from May 1, 2002 to December 31, 2002
(b) For the period from August 1, 2002 to December 31, 2002

                      See Notes to Financial Statements.

                                Met Investors Fund                                                American Fund
---------------------------------------------------------------------------------  -------------------------------------------
                              Met/AIM                  State Street
                              Mid Cap       Met/AIM      Research     Oppenheimer                                American Funds
   PIMCO        PIMCO          Core        Small Cap   Concentrated     Capital    American Funds American Funds     Global
Total Return  Innovation      Equity        Growth     International Appreciation      Growth     Growth-Income    Small Cap
 Portfolio    Portfolio    Portfolio (a) Portfolio (a) Portfolio (a) Portfolio (b)   Portfolio      Portfolio      Portfolio
------------ ------------  ------------- ------------- ------------- ------------- -------------- -------------- --------------
 $       --  $         --    $   4,673     $      --     $    977        $  --      $     34,029   $  1,048,373   $   120,912
    923,205       168,001       20,462         6,804        2,922            1           976,556        923,963       188,863
 ----------  ------------    ---------     ---------     --------        -----      ------------   ------------   -----------
   (923,205)     (168,001)     (15,789)       (6,804)      (1,945)          (1)         (942,527)       124,410       (67,951)
 ----------  ------------    ---------     ---------     --------        -----      ------------   ------------   -----------
    451,129    (8,862,942)    (214,427)     (142,271)     (35,493)          --        (3,452,758)    (1,338,173)      198,118
  7,040,652    (2,079,595)     (61,389)      (39,983)      (2,285)        (125)      (18,976,831)   (16,039,489)   (4,288,626)
 ----------  ------------    ---------     ---------     --------        -----      ------------   ------------   -----------
  7,491,781   (10,942,537)    (275,816)     (182,254)     (37,778)        (125)      (22,429,589)   (17,377,662)   (4,090,508)
 ----------  ------------    ---------     ---------     --------        -----      ------------   ------------   -----------
 $6,568,576  $(11,110,538)   $(291,605)    $(189,058)    $(39,723)       $(126)     $(23,372,116)  $(17,253,252)  $(4,158,459)
 ==========  ============    =========     =========     ========        =====      ============   ============   ===========

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 and 2001

                                                              Metropolitan Fund
                                         ----------------------------------------------------------
                                              State Street Research
                                           Investment Trust Portfolio       Variable B Portfolio
                                         ------------------------------  --------------------------
                                          For the Year    For the Year   For the Year  For the Year
                                             Ended           Ended          Ended         Ended
                                          December 31,    December 31,   December 31,  December 31,
                                              2002            2001           2002          2001
                                         --------------  --------------  ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $  (10,022,677) $  285,760,419  $   (175,395) $  8,822,319
 Net realized (losses) gains from
   security transactions................    (66,085,417)     40,502,292       643,331     3,201,027
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................   (428,155,040)   (798,280,444)  (15,556,854)  (25,735,304)
                                         --------------  --------------  ------------  ------------
 Net (decrease) increase in net assets
   resulting from operations............   (504,263,134)   (472,017,733)  (15,088,918)  (13,711,958)
                                         --------------  --------------  ------------  ------------
From capital transactions:
 Net premiums...........................     88,528,653     125,138,106        99,808       173,878
 Redemptions............................   (139,818,896)   (169,777,816)   (6,196,537)   (8,362,207)
                                         --------------  --------------  ------------  ------------
 Total net (redemptions) premiums.......    (51,290,243)    (44,639,710)   (6,096,729)   (8,188,329)
 Net portfolio transfers................   (194,554,453)   (198,531,959)         (439)        4,213
 Net other transfers....................       (383,956)     (1,044,291)       22,354       100,737
                                         --------------  --------------  ------------  ------------
 Net (decrease) increase in net assets
   resulting from capital transactions..   (246,228,652)   (244,215,960)   (6,074,814)   (8,083,379)
                                         --------------  --------------  ------------  ------------
NET CHANGE IN NET ASSETS................   (750,491,786)   (716,233,693)  (21,163,732)  (21,795,337)
NET ASSETS--BEGINNING OF PERIOD.........  1,946,685,297   2,662,918,990    58,101,087    79,896,424
                                         --------------  --------------  ------------  ------------
NET ASSETS--END OF PERIOD............... $1,196,193,511  $1,946,685,297  $ 36,937,355  $ 58,101,087
                                         ==============  ==============  ============  ============

                      See Notes to Financial Statements.

                                                 Metropolitan Fund
------------------------------------------------------------------------------------------------------------------
                                                         State Street Research           State Street Research
  Variable C Portfolio      Variable D Portfolio         Diversified Portfolio        Aggressive Growth Portfolio
------------------------  ------------------------  ------------------------------  ------------------------------
For the Year For the Year For the Year For the Year  For the Year    For the Year    For the Year    For the Year
   Ended        Ended        Ended        Ended         Ended           Ended           Ended           Ended
December 31, December 31, December 31, December 31,  December 31,    December 31,    December 31,    December 31,
    2002         2001         2002         2001          2002            2001            2002            2001
------------ ------------ ------------ ------------ --------------  --------------  -------------  ---------------
$     9,216   $  347,534    $   151      $  4,822   $   19,849,184  $  187,498,293  $  (8,264,707)  $  252,872,239
     43,399       72,823         --            --      (33,325,338)     16,964,189    (98,158,424)     (32,188,412)
   (562,444)    (916,481)    (8,572)      (11,427)    (269,960,376)   (384,212,752)  (142,132,655)    (523,056,616)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
   (509,829)    (496,124)    (8,421)       (6,605)    (283,436,530)   (179,750,270)  (248,555,786)    (302,372,789)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
         --           --         --            --       83,863,952     130,574,458     42,354,253       56,134,392
   (590,385)    (199,719)        --            --     (172,872,031)   (190,560,127)   (59,440,246)     (67,813,404)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
   (590,385)    (199,719)        --            --      (89,008,079)    (59,985,669)   (17,085,993)     (11,679,012)
         --           --         --            --     (206,076,228)   (157,798,327)   (62,626,898)     (69,075,745)
      2,705         (403)        --            --       (2,371,382)       (246,252)        32,635          (67,364)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
   (587,680)    (200,122)        --            --     (297,455,689)   (218,030,248)   (79,680,256)     (80,822,121)
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
 (1,097,509)    (696,246)    (8,421)       (6,605)    (580,892,219)   (397,780,518)  (328,236,042)    (383,194,910)
  2,268,130    2,964,376     32,234        38,839    1,956,613,869   2,354,394,387    867,274,247    1,250,469,157
-----------   ----------    -------      --------   --------------  --------------  -------------  ---------------
$ 1,170,621   $2,268,130    $23,813      $ 32,234   $1,375,721,650  $1,956,613,869  $ 539,038,205  $   867,274,247
===========   ==========    =======      ========   ==============  ==============  =============  ===============

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 and 2001

                                                              Metropolitan Fund
                                         ------------------------------------------------------------

                                                     MetLife                       Putnam
                                              Stock Index Portfolio      International Stock Portfolio
                                         ------------------------------  ----------------------------
                                            For the         For the        For the        For the
                                           Year Ended      Year Ended     Year Ended     Year Ended
                                          December 31,    December 31,   December 31,   December 31,
                                              2002            2001           2002           2001
                                         --------------  --------------  ------------   ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $   13,214,351  $      726,504  $   (574,363)  $  5,374,536
 Net realized (losses) gains from
   security transactions................    (47,830,847)    218,623,281     1,229,560    (58,642,621)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................   (661,053,913)   (695,352,680)  (33,522,332)     4,283,802
                                         --------------  --------------  ------------   ------------
 Net (decrease) increase in net assets
   resulting from operations............   (695,670,409)   (476,002,895)  (32,867,135)   (48,984,283)
                                         --------------  --------------  ------------   ------------
From capital transactions:
 Net premiums...........................    205,870,674     247,478,793    17,914,868     21,428,581
 Redemptions............................   (238,537,193)   (245,802,849)  (14,202,903)   (14,914,493)
                                         --------------  --------------  ------------   ------------
 Total net (redemptions) premiums.......    (32,666,519)      1,675,944     3,711,965      6,514,088
 Net portfolio transfers................   (121,464,210)   (132,036,347)  (13,312,317)   (15,462,226)
 Net other transfers....................       (841,450)       (235,289)      204,245         39,484
                                         --------------  --------------  ------------   ------------
 Net (decrease) increase in net assets
   resulting from capital transactions..   (154,972,179)   (130,595,692)   (9,396,107)    (8,908,654)
                                         --------------  --------------  ------------   ------------
NET CHANGE IN NET ASSETS................   (850,642,588)   (606,598,587)  (42,263,242)   (57,892,937)
NET ASSETS--BEGINNING OF PERIOD.........  2,999,640,316   3,606,238,903   190,565,490    248,458,427
                                         --------------  --------------  ------------   ------------
NET ASSETS--END OF PERIOD............... $2,148,997,728  $2,999,640,316  $148,302,248   $190,565,490
                                         ==============  ==============  ============   ============

                      See Notes to Financial Statements.

                                                Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------
                                      T. Rowe Price
        Janus Mid Cap               Small Cap Growth             Scudder Global           Harris Oakmark Large
          Portfolio                     Portfolio               Equity Portfolio           Cap Value Portfolio
-----------------------------  --------------------------  --------------------------  --------------------------
   For the        For the        For the       For the       For the       For the       For the       For the
  Year Ended     Year Ended     Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
 December 31,   December 31,   December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
     2002           2001           2002          2001          2002          2001          2002          2001
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
$  (7,931,142) $  (13,354,117) $ (2,426,851) $ 18,345,297  $    744,830  $ 17,805,115  $  4,396,694  $ (1,389,508)
 (299,802,071)    (67,658,830)  (30,658,257)  (63,940,947)   (6,095,281)     (344,522)    2,731,729      (336,559)
   53,519,510    (501,903,569)  (34,221,994)   16,602,625   (21,053,921)  (50,075,476)  (49,157,322)   16,427,340
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
 (254,213,703)   (582,916,516)  (67,307,102)  (28,993,025)  (26,404,372)  (32,614,883)  (42,028,899)   14,701,273
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
   78,317,495     134,829,501    23,773,940    28,226,005    18,661,812    24,278,930    55,698,963    43,289,710
  (55,664,011)    (71,519,010)  (17,416,451)  (15,841,130)  (12,212,003)  (10,733,613)  (18,302,421)   (9,475,831)
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
   22,653,484      63,310,491     6,357,489    12,384,875     6,449,809    13,545,317    37,396,542    33,813,879
 (126,395,606)   (180,614,322)  (18,785,506)  (24,810,765)  (15,561,211)   (9,195,948)   24,610,591    97,996,381
     (340,988)        377,348       (22,983)      (53,080)      (51,225)      (31,909)      (12,518)       (2,270)
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
 (104,083,110)   (116,926,483)  (12,451,000)  (12,478,970)   (9,162,627)    4,317,460    61,994,615   131,807,990
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
 (358,296,813)   (699,842,999)  (79,758,102)  (41,471,995)  (35,566,999)  (28,297,423)   19,965,716   146,509,263
  882,657,739   1,582,500,738   243,648,408   285,120,403   157,528,429   185,825,852   197,391,465    50,882,202
-------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 524,360,926  $  882,657,739  $163,890,306  $243,648,408  $121,961,430  $157,528,429  $217,357,181  $197,391,465
=============  ==============  ============  ============  ============  ============  ============  ============

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                      Metropolitan Fund
                                                   ------------------------------------------------------
                                                    Neuberger Berman Partners      T. Rowe Price Large
                                                     Mid Cap Value Portfolio      Cap Growth Portfolio
                                                   --------------------------  --------------------------
                                                     For the       For the       For the       For the
                                                    Year Ended    Year Ended    Year Ended    Year Ended
                                                   December 31,  December 31,  December 31,  December 31,
                                                       2002          2001          2002          2001
                                                   ------------  ------------  ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income..................... $ (1,335,825) $  1,195,041  $ (1,163,496) $ (1,748,863)
 Net realized (losses) gains from security
   transactions...................................     (588,042)    3,807,073    (8,230,356)     (682,160)
 Change in net unrealized (depreciation)
   appreciation of investments....................  (16,047,845)  (10,467,310)  (26,390,985)  (17,787,487)
                                                   ------------  ------------  ------------  ------------
 Net (decrease) increase in net assets resulting
   from operations................................  (17,971,712)   (5,465,196)  (35,784,837)  (20,218,510)
                                                   ------------  ------------  ------------  ------------
From capital transactions:
 Net premiums.....................................   24,528,755    30,474,103    16,607,597    28,687,964
 Redemptions......................................  (11,844,163)  (10,432,016)  (10,459,277)   (9,751,130)
                                                   ------------  ------------  ------------  ------------
 Total net (redemptions) premiums.................   12,684,592    20,042,087     6,148,320    18,936,834
 Net portfolio transfers..........................   (1,512,656)    5,817,583   (14,168,225)  (20,582,506)
 Net other transfers..............................       11,488        (5,285)      (47,292)      (34,941)
                                                   ------------  ------------  ------------  ------------
 Net (decrease) increase in net assets resulting
   from capital transactions......................   11,183,424    25,854,385    (8,067,197)   (1,680,613)
                                                   ------------  ------------  ------------  ------------
NET CHANGE IN NET ASSETS..........................   (6,788,288)   20,389,189   (43,852,034)  (21,899,123)
NET ASSETS--BEGINNING OF PERIOD...................  144,279,390   123,890,201   147,641,785   169,540,908
                                                   ------------  ------------  ------------  ------------
NET ASSETS--END OF PERIOD......................... $137,491,102  $144,279,390  $103,789,751  $147,641,785
                                                   ============  ============  ============  ============

                      See Notes to Financial Statements.

                                              Metropolitan Fund
------------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate      Morgan Stanley EAFE            Russell 2000               Putnam Large
   Bond Index Portfolio           Index Portfolio             Index Portfolio         Cap Growth Portfolio
--------------------------  --------------------------  --------------------------  ------------------------
  For the       For the       For the       For the       For the       For the       For the      For the
 Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31, December 31,
    2002          2001          2002          2001          2002          2001          2002         2001
------------  ------------  ------------  ------------  ------------  ------------  ------------ ------------
$  4,224,773  $    489,786  $   (730,331) $   (817,472) $   (686,351) $ (1,099,774) $  (306,771) $  (290,076)
   3,229,161       988,979   (12,197,536)  (19,467,764)   (6,920,534)   (1,019,377)  (9,568,780)  (3,198,474)
  14,151,148     8,296,558    (6,039,133)   (2,918,733)  (21,331,382)    2,115,434      710,397   (4,848,712)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  21,605,082     9,775,323   (18,967,000)  (23,203,969)  (28,938,267)       (3,717)  (9,165,154)  (8,337,262)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  71,552,667    59,258,535    31,484,149    28,355,503    25,188,548    22,795,243    6,666,399   11,725,933
 (21,649,754)  (13,628,069)   (8,786,993)   (6,204,831)  (10,278,268)   (7,832,759)  (1,774,289)  (1,094,842)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  49,902,913    45,630,466    22,697,156    22,150,672    14,910,280    14,962,484    4,892,110   10,631,091
  14,654,153    29,693,207     1,498,716     6,905,872     2,093,085    (8,465,618)    (827,035)   6,858,021
     (54,738)      (39,733)      (11,531)      (11,272)        5,035       (14,940)       5,270        9,368
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  64,502,328    75,283,940    24,184,341    29,045,272    17,008,400     6,481,926    4,070,345   17,498,480
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  86,107,410    85,059,263     5,217,341     5,841,303   (11,929,867)    6,478,209   (5,094,809)   9,161,218
 209,359,228   124,299,965    99,730,562    93,889,259   122,161,691   115,683,482   27,965,827   18,804,609
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
$295,466,638  $209,359,228  $104,947,903  $ 99,730,562  $110,231,824  $122,161,691  $22,871,018  $27,965,827
============  ============  ============  ============  ============  ============  ===========  ===========

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                           Metropolitan Fund
                                         -----------------------------------------------------

                                            State Street Research         MetLife Mid Cap
                                              Aurora Portfolio         Stock Index Portfolio
                                         --------------------------  -------------------------

                                           For the       For the       For the       For the
                                          Year Ended    Year Ended    Year Ended    Year Ended
                                         December 31,  December 31,  December 31,  December 31,
                                             2002          2001          2002          2001
                                         ------------  ------------  ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $ (1,778,483) $ (1,181,736) $   (858,796) $  (542,629)
 Net realized (losses) gains from
   security transactions................      140,071     2,710,571    (2,570,115)    (704,463)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................  (71,663,432)   11,525,102   (15,835,386)     907,048
                                         ------------  ------------  ------------  -----------
 Net (decrease) increase in net assets
   resulting from operations............  (73,301,844)   13,053,937   (19,264,297)    (340,044)
                                         ------------  ------------  ------------  -----------
From capital transactions:
 Net premiums...........................   64,952,373    57,884,018    31,850,585   27,729,414
 Redemptions............................  (18,528,997)   (8,894,295)   (8,035,867)  (4,228,148)
                                         ------------  ------------  ------------  -----------
 Total net (redemptions) premiums.......   46,423,376    48,989,723    23,814,718   23,501,266
 Net portfolio transfers................   46,056,104    95,499,619    15,929,248    3,843,424
 Net other transfers....................       75,719      (144,748)        7,647       14,241
                                         ------------  ------------  ------------  -----------
 Net (decrease) increase in net assets
   resulting from capital transactions..   92,555,199   144,344,594    39,751,613   27,358,931
                                         ------------  ------------  ------------  -----------
NET CHANGE IN NET ASSETS................   19,253,355   157,398,531    20,487,316   27,018,887
NET ASSETS--BEGINNING OF PERIOD.........  208,401,940    51,003,409    86,537,269   59,518,382
                                         ------------  ------------  ------------  -----------
NET ASSETS--END OF PERIOD............... $227,655,295  $208,401,940  $107,024,585  $86,537,269
                                         ============  ============  ============  ===========

                      See Notes to Financial Statements.

                            Metropolitan Fund                                     Zenith Fund
------------------------------------------------------------------------  --------------------------
                                                         State Street
          Janus                Franklin Templeton       Research Large       State Street Research
     Growth Portfolio      Small Cap Growth Portfolio Cap Value Portfolio    Bond Income Portfolio
-------------------------  -------------------------  ------------------- --------------------------
                For the                    For the          For the
  For the    Period May 1,   For the    Period May 1,    Period May 1,      For the       For the
 Year Ended     2001 to     Year Ended     2001 to          2002 to        Year Ended    Year Ended
December 31, December 31,  December 31, December 31,     December 31,     December 31,  December 31,
    2002         2001          2002         2001             2002             2002          2001
------------ ------------- ------------ ------------- ------------------- ------------  ------------
$  (116,512)  $  (34,781)  $  (126,140)  $  (23,853)      $    2,330      $ 20,862,750  $ 27,442,886
 (1,882,958)    (284,528)   (2,259,828)     (92,759)        (266,085)       (9,378,074)      379,716
 (1,738,189)    (221,552)     (802,862)     121,474          (53,743)       19,780,963       249,272
-----------   ----------   -----------   ----------       ----------      ------------  ------------
 (3,737,659)    (540,861)   (3,188,830)       4,862         (317,498)       31,265,639    28,071,874
-----------   ----------   -----------   ----------       ----------      ------------  ------------
  4,468,356    4,067,645     4,644,131    2,352,146          980,885        50,993,993    48,241,660
   (649,094)    (104,809)     (779,669)     (59,962)         (57,995)      (45,822,604)  (39,191,743)
-----------   ----------   -----------   ----------       ----------      ------------  ------------
  3,819,262    3,962,836     3,864,462    2,292,184          922,890         5,171,389     9,049,917
  1,534,438    4,965,438     3,988,094    4,705,317        2,525,640        (7,622,352)   26,561,578
    (17,000)      (8,103)          970       (2,953)            (452)         (689,641)     (136,479)
-----------   ----------   -----------   ----------       ----------      ------------  ------------
  5,336,700    8,920,171     7,853,526    6,994,548        3,448,078        (3,140,604)   35,475,016
-----------   ----------   -----------   ----------       ----------      ------------  ------------
  1,599,041    8,379,310     4,664,696    6,999,410        3,130,580        28,125,035    63,546,890
  8,379,310           --     6,999,410           --               --       446,653,044   383,106,154
-----------   ----------   -----------   ----------       ----------      ------------  ------------
$ 9,978,351   $8,379,310   $11,664,106   $6,999,410       $3,130,580      $474,778,079  $446,653,044
===========   ==========   ===========   ==========       ==========      ============  ============

                     Metropolitan Life Separate Account E

                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 and 2001


                                                             Zenith Fund
                                         ---------------------------------------------------
                                           State Street Research         Davis Venture
                                          Money Market Portfolio        Value Portfolio
                                         ------------------------  -------------------------

                                           For the      For the      For the       For the
                                          Year Ended   Year Ended   Year Ended    Year Ended
                                         December 31, December 31, December 31,  December 31,
                                             2002         2001         2002          2001
                                         ------------ ------------ ------------  ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $   (12,451) $   277,039  $   (206,647) $ 3,410,789
 Net realized (losses) gains from
   security transactions................    (413,699)       7,391    (3,014,672)  (2,016,375)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................     417,973       16,573    (8,476,246)  (7,151,686)
                                         -----------  -----------  ------------  -----------
 Net (decrease) increase in net assets
   resulting from operations............      (8,177)     301,003   (11,697,565)  (5,757,272)
                                         -----------  -----------  ------------  -----------
From capital transactions:
 Net premiums...........................     141,673      145,344    14,236,039   22,970,731
 Redemptions............................  (2,118,843)  (1,766,058)   (4,683,545)  (2,519,810)
                                         -----------  -----------  ------------  -----------
 Total net (redemptions) premiums.......  (1,977,170)  (1,620,714)    9,552,494   20,450,921
 Net portfolio transfers................  (1,385,023)   1,530,800     2,966,432   14,699,473
 Net other transfers....................      (6,467)        (407)      (23,689)     (17,824)
                                         -----------  -----------  ------------  -----------
 Net (decrease) increase in net assets
   resulting from capital transactions..  (3,368,660)     (90,321)   12,495,237   35,132,570
                                         -----------  -----------  ------------  -----------
NET CHANGE IN NET ASSETS................  (3,376,837)     210,682       797,672   29,375,298
NET ASSETS--BEGINNING OF PERIOD.........  12,548,800   12,338,118    58,354,363   28,979,065
                                         -----------  -----------  ------------  -----------
NET ASSETS--END OF PERIOD............... $ 9,171,963  $12,548,800  $ 59,152,035  $58,354,363
                                         ===========  ===========  ============  ===========

                      See Notes to Financial Statements.

                                                Zenith Fund
----------------------------------------------------------------------------------------------------------
      Loomis Sayles             MFS Investors               MFS Research              Harris Oakmark
   Small Cap Portfolio         Trust Portfolio           Managers Portfolio       Focused Value Portfolio
------------------------  -------------------------  -------------------------  --------------------------
                                          For the                    For the                     For the
  For the      For the      For the    Period May 1,   For the    Period May 1,   For the     Period May 1,
 Year Ended   Year Ended   Year Ended     2001 to     Year Ended     2001 to     Year Ended      2001 to
December 31, December 31, December 31, December 31,  December 31, December 31,  December 31,  December 31,
    2002         2001         2002         2001          2002         2001          2002          2001
------------ ------------ ------------ ------------- ------------ ------------- ------------  -------------
$  (183,050) $   785,264  $   (46,416)  $  (17,516)   $  (23,162)  $   (6,670)  $ (1,331,701)  $  (281,199)
 (2,317,368)    (566,119)    (359,047)     (40,034)     (222,160)      (6,449)    (1,820,374)       18,688
 (1,785,701)  (1,185,244)    (951,022)     (53,859)     (413,525)     (45,135)   (14,656,939)    4,961,108
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
 (4,286,119)    (966,099)  (1,356,485)    (111,409)     (658,847)     (58,254)   (17,809,014)    4,698,597
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
  4,096,075    5,571,839    2,818,772    2,117,535       989,248      563,137     45,776,502    16,869,874
 (1,225,608)    (430,618)    (429,424)     (70,413)     (163,199)     (20,851)   (10,153,825)   (1,451,046)
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
  2,870,467    5,141,221    2,389,348    2,047,122       826,049      542,286     35,622,677    15,418,828
  1,308,370    2,621,334    1,521,544    2,231,462       940,646      981,355     49,368,108    57,897,479
    (19,251)     (16,318)      (2,652)        (278)     (120,721)      (1,012)        19,954         4,865
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
  4,159,586    7,746,237    3,908,240    4,278,306     1,645,974    1,522,629     85,010,739    73,321,172
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
   (126,533)   6,780,138    2,551,755    4,166,897       987,127    1,464,375     67,201,725    78,019,769
 16,059,940    9,279,802    4,166,897           --     1,464,375           --     78,019,769            --
-----------  -----------  -----------   ----------    ----------   ----------   ------------   -----------
$15,933,407  $16,059,940  $ 6,718,652   $4,166,897    $2,451,502   $1,464,375   $145,221,494   $78,019,769
===========  ===========  ===========   ==========    ==========   ==========   ============   ===========

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001



                                                               Zenith Fund
                                         ------------------------------------------------------
                                              Salomon Brothers
                                               Strategic Bond             Salomon Brothers
                                           Opportunities Portfolio    U.S. Government Portfolio
                                         --------------------------  --------------------------
                                                      For the Period              For the Period
                                           For the     May 1, 2001     For the     May 1, 2001
                                          Year Ended        to        Year Ended        to
                                         December 31,  December 31,  December 31,  December 31,
                                             2002          2001          2002          2001
                                         ------------ -------------- ------------ --------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $   940,225    $  (32,522)  $ 1,261,680   $   (67,139)
 Net realized (losses) gains from
   security transactions................      59,911        14,575       163,311       140,914
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................     712,043       110,225     1,598,086        13,739
                                         -----------    ----------   -----------   -----------
 Net (decrease) increase in net assets
   resulting from operations............   1,712,179        92,278     3,023,077        87,514
                                         -----------    ----------   -----------   -----------
From capital transactions:
 Net premiums...........................   9,357,545     3,660,495    26,611,616     9,311,981
 Redemptions............................  (1,646,534)     (108,151)   (4,736,316)     (635,745)
                                         -----------    ----------   -----------   -----------
 Total net (redemptions) premiums.......   7,711,011     3,552,344    21,875,300     8,676,236
 Net portfolio transfers................  12,008,736     4,403,445    47,121,418     9,761,913
 Net other transfers....................      34,339        (2,547)      (11,933)       (3,063)
                                         -----------    ----------   -----------   -----------
 Net (decrease) increase in net assets
   resulting from capital transactions..  19,754,086     7,953,242    68,984,785    18,435,086
                                         -----------    ----------   -----------   -----------
NET CHANGE IN NET ASSETS................  21,466,265     8,045,520    72,007,862    18,522,600
NET ASSETS--BEGINNING OF PERIOD.........   8,045,520            --    18,522,600            --
                                         -----------    ----------   -----------   -----------
NET ASSETS--END OF PERIOD............... $29,511,785    $8,045,520   $90,530,462   $18,522,600
                                         ===========    ==========   ===========   ===========




                      See Notes to Financial Statements.

                   Zenith Fund                                         Fidelity Fund
-------------------------------------------------  ----------------------------------------------------
                       FI Mid Cap     MFS Total          Fidelity VIP               Fidelity VIP
FI Structured Equity Opportunities      Return           Money Market               Equity-Income
     Portfolio         Portfolio      Portfolio            Portfolio                  Portfolio
-------------------- -------------- -------------- ------------------------  --------------------------
   For the Period    For the Period For the Period
    May 1, 2002       May 1, 2002   July 12, 2002    For the      For the      For the       For the
         to                to             to        Year Ended   Year Ended   Year Ended    Year Ended
    December 31,      December 31,   December 31,  December 31, December 31, December 31,  December 31,
        2002              2002           2002          2002         2001         2002          2001
-------------------- -------------- -------------- ------------ ------------ ------------  ------------
     $   (2,404)       $  (10,413)       $--       $    77,810  $   379,811  $  3,833,493  $  6,992,912
        (17,138)         (113,293)        --                --       (1,383)      763,466     1,349,973
             61            33,545         --                --           --   (28,590,772)  (16,321,538)
     ----------        ----------        ---       -----------  -----------  ------------  ------------
        (19,481)          (90,161)        --            77,810      378,428   (23,993,813)   (7,978,653)
     ----------        ----------        ---       -----------  -----------  ------------  ------------
        378,551           991,362         69         2,227,625    3,646,116    26,832,203    21,719,604
         (6,784)          (83,795)        --        (4,742,095)  (6,814,819)  (21,292,137)   (8,013,039)
     ----------        ----------        ---       -----------  -----------  ------------  ------------
        371,767           907,567         69        (2,514,470)  (3,168,703)    5,540,066    13,706,565
        719,489         1,856,364         (1)       (1,736,104)   2,287,497    (7,685,496)   (3,203,013)
           (180)             (879)        --            (1,086)         (66)     (243,007)      (48,131)
     ----------        ----------        ---       -----------  -----------  ------------  ------------
      1,091,076         2,763,052         68        (4,251,660)    (881,272)   (2,388,437)   10,455,421
     ----------        ----------        ---       -----------  -----------  ------------  ------------
      1,071,595         2,672,891         68        (4,173,850)    (502,844)  (26,382,250)    2,476,768
             --                --         --        15,237,335   15,740,179   133,430,367   130,953,599
     ----------        ----------        ---       -----------  -----------  ------------  ------------
     $1,071,595        $2,672,891        $68       $11,063,485  $15,237,335  $107,048,117  $133,430,367
     ==========        ==========        ===       ===========  ===========  ============  ============

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001



                                                             Fidelity Fund
                                         -----------------------------------------------------

                                                Fidelity VIP                Fidelity VIP
                                              Growth Portfolio           Overseas Portfolio
                                         --------------------------  -------------------------
                                           For the       For the       For the      For the
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                         December 31,  December 31,  December 31, December 31,
                                             2002          2001          2002         2001
                                         ------------  ------------  ------------ ------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income........... $ (1,063,480) $ 12,771,693  $   (35,409) $  4,124,361
 Net realized (losses) gains from
   security transactions................     (118,628)    4,343,482      247,005   (11,481,626)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................  (57,511,100)  (59,277,205)  (5,101,215)      569,907
                                         ------------  ------------  -----------  ------------
 Net (decrease) increase in net assets
   resulting from operations............  (58,693,208)  (42,162,030)  (4,889,619)   (6,787,358)
                                         ------------  ------------  -----------  ------------
From capital transactions:
 Net premiums...........................   36,628,253    31,287,806    6,481,400     4,230,751
 Redemptions............................  (26,325,330)  (11,649,137)  (4,381,451)   (2,224,873)
                                         ------------  ------------  -----------  ------------
 Total net (redemptions) premiums.......   10,302,923    19,638,669    2,099,949     2,005,878
 Net portfolio transfers................  (13,952,990)  (12,954,638)  (2,825,268)   (2,822,921)
 Net other transfers....................     (724,277)      (45,081)     385,220        (9,706)
                                         ------------  ------------  -----------  ------------
 Net (decrease) increase in net assets
   resulting from capital transactions..   (4,374,344)    6,638,950     (340,099)     (826,749)
                                         ------------  ------------  -----------  ------------
NET CHANGE IN NET ASSETS................  (63,067,552)  (35,523,080)  (5,229,718)   (7,614,107)
NET ASSETS--BEGINNING OF PERIOD.........  190,039,910   225,562,990   24,641,578    32,255,685
                                         ------------  ------------  -----------  ------------
NET ASSETS--END OF PERIOD............... $126,972,358  $190,039,910  $19,411,860  $ 24,641,578
                                         ============  ============  ===========  ============




                      See Notes to Financial Statements.

                   Fidelity Fund                                        Calvert Fund
---------------------------------------------------  --------------------------------------------------
      Fidelity VIP               Fidelity VIP                 Calvert                   Calvert
    Investment Grade            Asset Manager             Social Balanced           Social Mid Cap
     Bond Portfolio               Portfolio                  Portfolio             Growth Portfolio
------------------------  -------------------------  ------------------------  ------------------------
  For the      For the      For the       For the      For the      For the      For the      For the
 Year Ended   Year Ended   Year Ended    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
December 31, December 31, December 31,  December 31, December 31, December 31, December 31, December 31,
    2002         2001         2002          2001         2002         2001         2002         2001
------------ ------------ ------------  ------------ ------------ ------------ ------------ ------------
$   448,123  $   492,357  $  1,461,744  $ 2,573,671  $   734,153  $ 2,290,450  $   (97,250) $   690,657
    298,157       22,431      (875,165)     (72,641)    (357,440)     409,210     (994,226)      91,761
    959,591      412,609    (5,683,887)  (5,345,005)  (7,333,126)  (6,985,802)  (2,556,138)  (2,456,958)
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  1,705,871      927,397    (5,097,308)  (2,843,975)  (6,956,413)  (4,286,142)  (3,647,614)  (1,674,540)
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  8,330,403    3,168,235    11,658,288    5,275,568    9,488,386    6,593,693    4,282,754    2,975,912
 (5,340,250)  (1,265,495)  (10,127,182)  (3,352,358)  (6,243,133)  (2,394,706)  (2,749,441)    (698,397)
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  2,990,153    1,902,740     1,531,106    1,923,210    3,245,253    4,198,987    1,533,313    2,277,515
  1,455,562    2,275,631    (3,159,932)  (2,607,518)  (3,412,895)  (2,530,451)  (1,252,159)    (484,072)
    (12,433)         434       (81,251)     (32,230)     (95,334)      (5,289)      (2,721)      (6,559)
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  4,433,282    4,178,805    (1,710,077)    (716,538)    (262,976)   1,663,247      278,433    1,786,884
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
  6,139,153    5,106,202    (6,807,385)  (3,560,513)  (7,219,389)  (2,622,895)  (3,369,181)     112,344
 16,070,411   10,964,209    52,472,710   56,033,223   51,802,974   54,425,869   12,327,070   12,214,726
-----------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
$22,209,564  $16,070,411  $ 45,665,325  $52,472,710  $44,583,585  $51,802,974  $ 8,957,889  $12,327,070
===========  ===========  ============  ===========  ===========  ===========  ===========  ===========

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001




                                                Met Investors Fund
                               ----------------------------------------------------

                                    Lord Abbett Bond             MFS Research
                                  Debenture Portfolio      International Portfolio
                               -------------------------  -------------------------
                                                                          For the
                                 For the       For the      For the    Period May 1,
                                Year Ended    Year Ended   Year Ended     2001 to
                               December 31,  December 31, December 31, December 31,
                                   2002          2001         2002         2001
                               ------------  ------------ ------------ -------------
(DECREASE) INCREASE IN NET
 ASSETS:
From operations:
 Net investment (loss) income. $  5,971,376  $ 7,319,216   $  (60,103)  $   (8,430)
 Net realized (losses) gains
   from security transactions.  (14,253,624)  (4,420,779)      22,886     (154,703)
 Change in net unrealized
   (depreciation)
   appreciation of investments    8,175,221   (5,106,728)    (735,047)      64,927
                               ------------  -----------   ----------   ----------
 Net (decrease) increase in
   net assets resulting from
   operations.................     (107,027)  (2,208,291)    (772,264)     (98,206)
                               ------------  -----------   ----------   ----------
From capital transactions:
 Net premiums.................    7,860,124    8,045,981    2,885,243    1,907,461
 Redemptions..................   (6,054,118)  (6,105,729)    (280,314)     (28,536)
                               ------------  -----------   ----------   ----------
 Total net (redemptions)
   premiums...................    1,806,006    1,940,252    2,604,929    1,878,925
 Net portfolio transfers......   (3,407,244)  (1,107,976)   2,892,536    1,830,503
 Net other transfers..........      (70,984)      (6,157)       1,407          521
                               ------------  -----------   ----------   ----------
 Net (decrease) increase in
   net assets resulting from
   capital transactions.......   (1,672,222)     826,119    5,498,872    3,709,949
                               ------------  -----------   ----------   ----------
NET CHANGE IN NET ASSETS......   (1,779,249)  (1,382,172)   4,726,608    3,611,743
NET ASSETS--BEGINNING OF
 PERIOD.......................   59,095,592   60,477,764    3,611,743           --
                               ------------  -----------   ----------   ----------
NET ASSETS--END OF PERIOD..... $ 57,316,343  $59,095,592   $8,338,351   $3,611,743
                               ============  ===========   ==========   ==========



                      See Notes to Financial Statements.

                                                        Met Investors Fund
--------------------------------------------------------------------------------------------------------------------


                                                                                   Met/AIM Mid Cap
       MFS Mid Cap                    PIMCO                       PIMCO              Core Equity   Met/AIM Small Cap
     Growth Portfolio        Total Return Portfolio       Innovation Portfolio        Portfolio    Growth Portfolio
-------------------------  --------------------------  --------------------------  --------------- -----------------
                For the                     For the                     For the        For the          For the
  For the    Period May 1,   For the     Period May 1,   For the     Period May 1,  Period May 1,    Period May 1,
 Year Ended     2001 to     Year Ended      2001 to     Year Ended      2001 to        2002 to          2002 to
December 31, December 31,  December 31,  December 31,  December 31,  December 31,   December 31,     December 31,
    2002         2001          2002          2001          2002          2001           2002             2002
------------ ------------- ------------  ------------- ------------  ------------- --------------- -----------------
$   (85,276)  $   (43,236) $   (923,205)  $   630,468  $   (168,001)  $   (48,151)   $  (15,789)      $   (6,804)
 (2,005,974)     (272,607)      451,129       113,883    (8,862,942)      571,002      (214,427)        (142,271)
 (6,237,774)      497,687     7,040,652      (298,698)   (2,079,595)     (247,179)      (61,389)         (39,983)
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
 (8,329,024)      181,844     6,568,576       445,653   (11,110,538)      275,672      (291,605)        (189,058)
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
  6,655,945     4,173,265    42,097,180    13,011,753     4,121,129     2,672,212     1,431,405          735,136
 (1,005,157)     (174,183)   (5,822,340)     (447,923)   (1,006,835)     (164,818)     (134,737)         (20,635)
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
  5,650,788     3,999,082    36,274,840    12,563,830     3,114,294     2,507,394     1,296,668          714,501
  3,186,086     8,952,053    65,212,134    16,785,028     4,297,192    12,815,220     3,407,582        1,239,643
      4,791          (153)      (40,066)       (7,191)       (4,822)     (301,763)          102            4,482
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
  8,841,665    12,950,982   101,446,908    29,341,667     7,406,664    15,020,851     4,704,352        1,958,626
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
    512,641    13,132,826   108,015,484    29,787,320    (3,703,874)   15,296,523     4,412,747        1,769,568
 13,132,826            --    29,787,320            --    15,296,523            --            --               --
-----------   -----------  ------------   -----------  ------------   -----------    ----------       ----------
$13,645,467   $13,132,826  $137,802,804   $29,787,320  $ 11,592,649   $15,296,523    $4,412,747       $1,769,568
===========   ===========  ============   ===========  ============   ===========    ==========       ==========

State Street
  Research
Concentrated
International
  Portfolio
-------------
   For the
Period May 1,
   2002 to
December 31,
    2002
-------------
  $ (1,945)
   (35,493)
    (2,285)
  --------
   (39,723)
  --------
   498,830
    (8,807)
  --------
   490,023
   349,381
    (5,237)
  --------
   834,167
  --------
   794,444
        --
  --------
  $794,444
  ========

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001



                                               Met
                                          Investors Fund                       American Fund
                                         ---------------- ------------------------------------------------------
                                           Oppenheimer
                                             Capital
                                           Appreciation         American Funds              American Funds
                                            Portfolio          Growth Portfolio         Growth-Income Portfolio
                                         ---------------- --------------------------  --------------------------
                                                                           For the                     For the
                                          For the Period    For the     Period May 1,   For the     Period May 1,
                                         July 12, 2002 to  Year Ended      2001 to     Year Ended      2001 to
                                           December 31,   December 31,  December 31,  December 31,  December 31,
                                               2002           2002          2001          2002          2001
                                         ---------------- ------------  ------------- ------------  -------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income...........      $   (1)     $   (942,527)  $ 1,948,431  $    124,410   $   404,468
 Net realized (losses) gains from
   security transactions................          --        (3,452,758)   (2,689,026)   (1,338,173)     (246,604)
 Change in net unrealized
   (depreciation) appreciation of
   investments..........................        (125)      (18,976,831)      770,317   (16,039,489)      413,295
                                              ------      ------------   -----------  ------------   -----------
 Net (decrease) increase in net assets
   resulting from operations............        (126)      (23,372,116)       29,722   (17,253,252)      571,159
                                              ------      ------------   -----------  ------------   -----------
From capital transactions:
 Net premiums...........................       3,047        42,684,747    17,039,465    43,119,386    13,166,365
 Redemptions............................          --        (4,824,809)     (454,636)   (4,734,047)     (443,449)
                                              ------      ------------   -----------  ------------   -----------
 Total net (redemptions) premiums.......       3,047        37,859,938    16,584,829    38,385,339    12,722,916
 Net portfolio transfers................         229        43,381,213    29,950,379    46,482,099    22,928,444
 Net other transfers....................          --            70,992       (17,817)       68,773        (4,587)
                                              ------      ------------   -----------  ------------   -----------
 Net (decrease) increase in net assets
   resulting from capital transactions..       3,276        81,312,143    46,517,391    84,936,211    35,646,773
                                              ------      ------------   -----------  ------------   -----------
NET CHANGE IN NET ASSETS................       3,150        57,940,027    46,547,113    67,682,959    36,217,932
NET ASSETS--BEGINNING OF PERIOD.........          --        46,547,113            --    36,217,932            --
                                              ------      ------------   -----------  ------------   -----------
NET ASSETS--END OF PERIOD...............      $3,150      $104,487,140   $46,547,113  $103,900,891   $36,217,932
                                              ======      ============   ===========  ============   ===========




                      See Notes to Financial Statements.


      American Fund
-------------------------

  American Funds Global
   Small Cap Portfolio
-------------------------
                For the
  For the    Period May 1,
 Year Ended     2001 to
December 31, December 31,
    2002         2001
------------ -------------
$   (67,951)  $   38,470
    198,118     (173,168)

 (4,288,626)     561,696
-----------   ----------

 (4,158,459)     426,998
-----------   ----------
  9,135,021    2,930,262
   (954,950)     (53,280)
-----------   ----------
  8,180,071    2,876,982
  7,184,816    4,329,114
     (1,458)     (10,473)
-----------   ----------

 15,363,429    7,195,623
-----------   ----------
 11,204,970    7,622,621
  7,622,621           --
-----------   ----------
$18,827,591   $7,622,621
===========   ==========

                     Metropolitan Life Separate Account E

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002

1.  BUSINESS

   Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on September 27, 1983 to support Metropolitan Life's operations with respect to certain variable annuity contracts ("Contracts"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on April 6, 1984 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account presently consists of fifty-five sub-accounts that support various Contracts (VestMet, Preference Plus Account, Preference Plus Select, Enhanced Preference Plus Account, Financial Freedom Account, MetLife Asset Builder, MetLife Income Security Plan, MetLife Settlement Plus and MetLife Financial Freedom Select).

   The Separate Account is divided into sub-accounts invested in shares of the corresponding portfolios, series or funds of the Metropolitan Series Fund, Inc. (the "Metropolitan Fund"), the New England Zenith Fund (the "Zenith Fund"), the Fidelity Variable Insurance Products Funds (the "Fidelity Fund"), the Calvert Variable Series Fund, Inc. (the "Calvert Fund"), the MetLife Investors Series Trust (the "Met Investors Fund") and the American Funds Insurance Series, (the "American Fund"), collectively, (the "Funds"). For convenience, the portfolios, series and funds are referred to as "portfolios."

   The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

             Metropolitan Fund:
               State Street Research Investment Trust Portfolio Variable B Portfolio (d)
               Variable C Portfolio (d)
               Variable D Portfolio (d)
               State Street Research Diversified Portfolio
               State Street Research Aggressive Growth Portfolio MetLife Stock Index Portfolio
               Putnam International Stock Portfolio
               Janus Mid Cap Portfolio
               T. Rowe Price Small Cap Growth Portfolio
               Scudder Global Equity Portfolio
               Harris Oakmark Large Cap Value Portfolio
               Neuberger Berman Partners Mid Cap Value Portfolio
               T. Rowe Price Large Cap Growth Portfolio
               Lehman Brothers Aggregate Bond Index Portfolio Morgan Stanley EAFE Index Portfolio
               Russell 2000 Index Portfolio
               Putnam Large Cap Growth Portfolio
               State Street Research Aurora Portfolio
               MetLife Mid Cap Stock Index Portfolio
               Janus Growth Portfolio (a)
               Franklin Templeton Small Cap Growth Portfolio (a) State Street Research Large Cap Value Portfolio (b)

             Zenith Fund:
               State Street Research Bond Income Portfolio
               State Street Research Money Market Portfolio
               Davis Venture Value Portfolio
               Loomis Sayles Small Cap Portfolio
               MFS Investors Trust Portfolio (a)
               MFS Research Managers Portfolio (a)
               Harris Oakmark Focused Value Portfolio (a)
       Zenith Fund (continued):
         Salomon Brothers Strategic Bond Opportunities Portfolio (a) Salomon Brothers U.S. Government Portfolio (a)
         FI Structured Equity Portfolio (b)
         FI Mid Cap Opportunities Portfolio (b)
         MFS Total Return Portfolio (c)

       Fidelity Fund:
         Fidelity VIP Money Market Portfolio
         Fidelity VIP Equity-Income Portfolio
         Fidelity VIP Growth Portfolio
         Fidelity VIP Overseas Portfolio
         Fidelity VIP Investment Grade Bond Portfolio
         Fidelity VIP Asset Manager Portfolio

       Calvert Fund:
         Calvert Social Balanced Portfolio
         Calvert Social Mid Cap Growth Portfolio

       Met Investors Fund:
         Lord Abbett Bond Debenture Portfolio
         MFS Research International Portfolio (a)
         MFS Mid Cap Growth Portfolio (a)
         PIMCO Total Return Portfolio (a)
         PIMCO Innovation Portfolio (a)
         Met/AIM Mid Cap Core Equity Portfolio (b)
         Met/AIM Small Cap Growth Portfolio (b)
         State Street Research Concentrated International Portfolio (b) Oppenheimer Capital Appreciation Portfolio (c)

       American Fund:
         American Funds Growth Portfolio (a)
         American Funds Growth-Income Portfolio (a)
         American Funds Global Small Cap Portfolio (a)

   (a) On May 1, 2001, operations commenced for the fourteen new sub-accounts added to the Separate Account on that date: Janus Growth Portfolio, Franklin Templeton Small Cap Growth Portfolio, MFS Investors Trust Portfolio, MFS Research Managers Portfolio, Harris Oakmark Focused Value Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, MFS Research International Portfolio, MFS Mid Cap Growth Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio and American Funds Global Small Cap Portfolio.

   (b) On May 1, 2002, operations commenced for the six new sub-accounts added to the separate account on that date: State Street Research Large Cap Value Portfolio, FI Structured Equity Portfolio, FI Mid Cap Opportunities Portfolio, Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, and State Street Research Concentrated International Equity Portfolio.

   (c) On July 12, 2002, operations commenced for the two new sub-accounts added to the Separate Account on that date: MFS Total Return and Oppenheimer Capital Appreciation Portfolio.

   (d) Variable B Portfolio, Variable C Portfolio and Variable D Portfolio have contracts that only invest in the State Street Research Investment Trust Portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

    A. Valuation of Investments

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

    B. Security Transactions

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

    C. Federal Income Taxes

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

    D. Net Premiums

       In the case of certain policies, Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. Use of Estimates

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    F. Purchase Payments

       Purchase payments received by Metropolitan Life are credited as Accumulation or Annuity Units as of the end of the valuation period in which received, as provided in the prospectus.

3.  EXPENSES

   With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the net assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 1.5% of the average daily values of the net assets in the Separate Account for VestMet contracts and 1.25% for Preference Plus contracts. Of this charge, Metropolitan Life estimates 0.75% is for general administrative expenses for VestMet contracts, 0.50% is for Preference Plus contracts and 0.75% is for the mortality and expense risk on both contracts. However, for the Enhanced Preference Plus Account and Financial Freedom Account contracts, the charge is equivalent to an effective annual rate of 0.95% of the average daily value of the assets for these contracts. Of this charge, Metropolitan Life estimates 0.20% is for general administrative expenses and 0.75% is for mortality and expense risk. The Variable B, Variable C and Variable D contracts are charged for administrative expenses, mortality and expense risk according to the rating under their respective contracts. The Separate Account charges for Preference Plus Select contracts with the basic death benefit are as follows: 1.25% for the B class; 1.50% for the L class; 1.65% for the C class; and 1.70% for the first seven years of the Bonus class (after which this reverts to the B class charge). There are additional Separate Account charges associated with the available optional riders. These are as follows: 0.10% for the Annual Step-Up Death Benefit; 0.25% for the Greater of Annual Step-Up or 5% Annual Increase Death Benefit; and 0.25% for the Earnings Preservation Benefit. For MetLife Settlement Plus, MetLife Income Security Plan and MetLife Financial Freedom Select contracts, the charge is equivalent to an effective annual rate of 1.25% of the average daily value of the assets for these contracts. The charge for MetLife Asset Builder is 0.95%, but cannot be greater than 1.25%.

4.  PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                                                Purchases    Sales
                                                                ---------- ----------
                                                                   (In thousands)
Metropolitan Fund:
   State Street Research Investment Trust Portfolio............ $   30,853 $  287,104
   Variable B Portfolio........................................        481      6,732
   Variable C Portfolio........................................         69        648
   Variable D Portfolio........................................         --         --
   State Street Research Diversified Portfolio.................     65,473    342,156
   State Street Research Aggressive Growth Portfolio...........     23,669    115,176
   MetLife Stock Index Portfolio...............................    420,104    561,861
   Putnam International Stock Portfolio........................    411,007    420,977
   Janus Mid Cap Portfolio.....................................     91,711    203,726
   T. Rowe Price Small Cap Growth Portfolio....................    311,130    326,008
   Scudder Global Equity Portfolio.............................     13,340     21,758
   Harris Oakmark Large Cap Value Portfolio....................    100,531     34,140
   Neuberger Berman Partners Mid Cap Value Portfolio...........     48,370     38,522
   T. Rowe Price Large Cap Growth Portfolio....................     14,649     23,880
   Lehman Brothers Aggregate Bond Index Portfolio..............    108,229     39,502
   Morgan Stanley EAFE Index Portfolio.........................     60,146     36,692
   Russell 2000 Index Portfolio................................     39,987     23,665
   Putnam Large Cap Growth Portfolio...........................     13,349      9,585
   State Street Research Aurora Portfolio......................    149,602     58,825
   MetLife Mid Cap Stock Index Portfolio.......................     51,944     13,051
   Janus Growth Portfolio......................................     10,721      5,501
   Franklin Templeton Small Cap Growth Portfolio...............     16,878      9,150
   State Street Research Large Cap Value Portfolio.............      6,188      2,738
Zenith Fund:
   State Street Research Bond Income Portfolio.................    534,447    514,086
   State Street Research Money Market Portfolio................     11,975     15,365
   Davis Venture Value Portfolio...............................     19,568      7,280
   Loomis Sayles Small Cap Portfolio...........................     11,756      7,779
   MFS Investors Trust Portfolio...............................      7,254      3,392
   MFS Research Managers Portfolio.............................      3,616      1,993
   Harris Oakmark Focused Value Portfolio......................    106,352     22,673
   Salomon Brothers Strategic Bond Opportunities Portfolio.....     28,367      7,672
   Salomon Brothers U.S. Government Portfolio..................     84,803     14,556
   FI Structured Equity Portfolio..............................      1,240        152
   FI Mid Cap Opportunities Portfolio..........................      4,356      1,603
   MFS Total Return Portfolio..................................         --         --
Fidelity Fund:
   Fidelity VIP Money Market Portfolio.........................    129,366    133,540
   Fidelity VIP Equity-Income Portfolio........................     12,674     11,229
   Fidelity VIP Growth Portfolio...............................      9,179     14,616
   Fidelity VIP Overseas Portfolio.............................     57,136     57,511
   Fidelity VIP Investment Grade Bond Portfolio................     10,479      5,597
   Fidelity VIP Asset Manager Portfolio........................      5,603      5,851
Calvert Fund:
   Calvert Social Balanced Portfolio...........................      5,728      5,257
   Calvert Social Mid Cap Growth Portfolio.....................      2,260      2,079
Met Investors Fund:
   Lord Abbett Bond Debenture Portfolio........................     80,180     75,880
   MFS Research International Portfolio........................     12,331      6,893
   MFS Mid Cap Growth Portfolio................................     13,510      4,754
   PIMCO Total Return Portfolio................................    113,974     13,451
   PIMCO Innovation Portfolio..................................     36,596     29,357
   Met/AIM Mid Cap Core Equity Portfolio.......................      6,018      4,481
   Met/AIM Small Cap Growth Portfolio..........................      5,131         28
   State Street Research Concentrated International Portfolio..      1,375        543
   Oppenheimer Capital Appreciation Portfolio..................          3         --
American Fund:
   American Funds Growth Portfolio.............................     89,360      9,110
   American Funds Growth-Income Portfolio......................     89,672      4,491
   American Funds Global Small Cap Portfolio...................     22,349      7,062
                                                                ---------- ----------
   Total....................................................... $3,505,089 $3,569,678
                                                                ========== ==========

5.  CHANGES IN OUTSTANDING UNITS

   The changes in units outstanding for the years ended December 31, 2002 and 2001 were as follows:

                                                 Metropolitan Fund
                                 -------------------------------------------------

                                   State Street
                                     Research
                                 Investment Trust Variable B Variable C Variable D
                                    Portfolio     Portfolio  Portfolio  Portfolio
                                 ---------------- ---------- ---------- ----------
(In Thousands)
Outstanding at December 31, 2001      59,681         500         21         --
Activity during 2002:
  Issued........................       5,080           1         --         14
  Redeemed......................      14,871         195         13          4
                                      ------         ---         --         --
Outstanding at December 31, 2002      49,890         306          8         10
                                      ======         ===         ==         ==

Outstanding at December 31, 2000      66,973         367         16         --
Activity during 2001:
  Issued........................       6,835         306          8         --
  Redeemed......................      14,127         172          3         --
                                      ------         ---         --         --
Outstanding at December 31, 2001      59,681         500         21         --
                                      ======         ===         ==         ==

                                           Metropolitan Fund
-------------------------------------------------------------------------------------------------------
             State Street
State Street   Research    MetLife     Putnam               T. Rowe Price
  Research    Aggressive    Stock   International   Janus     Small Cap      Scudder    Harris Oakmark
Diversified     Growth      Index       Stock      Mid Cap     Growth     Global Equity Large Cap Value
 Portfolio    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio     Portfolio      Portfolio
------------ ------------ --------- ------------- --------- ------------- ------------- ---------------
   70,653       32,803     86,714      14,761      55,394      19,896        12,720         16,996
    5,373        3,975     26,012      36,939      16,874      34,420         2,831         14,637
   17,811        7,889     31,760      37,569      25,343      35,836         3,674          9,534
   ------       ------     ------      ------      ------      ------        ------         ------
   58,215       28,889     80,996      14,131      46,925      18,480        11,877         22,099
   ======       ======     ======      ======      ======      ======        ======         ======

   78,707       35,680     90,483      15,094      61,499      20,924        12,438          5,122
    7,708        5,786     25,207      83,744      24,018      25,897         3,259         19,069
   15,763        8,663     28,975      84,078      30,123      26,924         2,978          7,195
   ------       ------     ------      ------      ------      ------        ------         ------
   70,653       32,803     86,714      14,761      55,394      19,896        12,720         16,996
   ======       ======     ======      ======      ======      ======        ======         ======

                                                    Metropolitan Fund
                                 --------------------------------------------------------
                                    Neuberger    T. Rowe Price Lehman Brothers   Morgan
                                 Berman Partners   Large Cap      Aggregate     Stanley
                                  Mid Cap Value     Growth       Bond Index    EAFE Index
                                    Portfolio      Portfolio      Portfolio    Portfolio
                                 --------------- ------------- --------------- ----------
(In Thousands)
Outstanding at December 31, 2001      9,483         12,688         18,171        11,475
Activity during 2002:
  Issued........................      6,520          3,774         14,798        10,759
  Redeemed......................      5,872          4,695          9,380         7,556
                                     ------         ------         ------        ------
Outstanding at December 31, 2002     10,131         11,767         23,589        14,678
                                     ======         ======         ======        ======

Outstanding at December 31, 2000      7,840         12,984         11,437         8,353
Activity during 2001:
  Issued........................      7,769          5,100         13,646        12,943
  Redeemed......................      6,126          5,396          6,913         9,821
                                     ------         ------         ------        ------
Outstanding at December 31, 2001      9,483         12,688         18,171        11,475
                                     ======         ======         ======        ======

                                     Metropolitan Fund                                      Zenith Fund
------------------------------------------------------------------------------------------- ------------
                        State Street MetLife Mid               Franklin      State Street   State Street
 Russell   Putnam Large   Research    Cap Stock    Janus      Templeton        Research       Research
2000 Index  Cap Growth     Aurora       Index     Growth   Small Cap Growth Large Cap Value Bond Income
Portfolio   Portfolio    Portfolio    Portfolio  Portfolio    Portfolio        Portfolio     Portfolio
---------- ------------ ------------ ----------- --------- ---------------- --------------- ------------
  10,115      5,652        14,852       8,337      1,080          795              --          19,377
   6,326      5,027        17,018       8,108      2,129        3,188             779          25,028
   4,817      4,092        10,977       4,165      1,332        2,122             383          25,516
  ------      -----        ------      ------      -----        -----             ---          ------
  11,624      6,587        20,893      12,280      1,877        1,861             396          18,889
  ======      =====        ======      ======      =====        =====             ===          ======

   9,545      2,596         4,165       5,604         --           --              --          17,699
   4,258      5,175        17,050       6,239      1,422          932              --           6,415
   3,687      2,120         6,363       3,505        342          137              --           4,737
  ------      -----        ------      ------      -----        -----             ---          ------
  10,115      5,652        14,852       8,337      1,080          795              --          19,377
  ======      =====        ======      ======      =====        =====             ===          ======

                                                      Zenith Fund
                                 ------------------------------------------------------
                                 State Street
                                   Research
                                    Money         Davis     Loomis Sayles MFS Investors
                                    Market    Venture Value   Small Cap       Trust
                                  Portfolio     Portfolio     Portfolio     Portfolio
                                 ------------ ------------- ------------- -------------
(In Thousands)
Outstanding at December 31, 2001     627          2,153          702            499
Activity during 2002:
  Issued........................     602          1,359          759          1,097
  Redeemed......................     770            859          557            573
                                     ---          -----          ---          -----
Outstanding at December 31, 2002     459          2,653          904          1,023
                                     ===          =====          ===          =====

Outstanding at December 31, 2000     637            940          367             --
Activity during 2001:
  Issued........................     151          2,135          595            570
  Redeemed......................     161            922          260             71
                                     ---          -----          ---          -----
Outstanding at December 31, 2001     627          2,153          702            499
                                     ===          =====          ===          =====

                                        Zenith Fund
--------------------------------------------------------------------------------------------

                Harris      Salomon Brothers    Salomon       FI          FI          MFS
MFS Research    Oakmark        Strategic      Brothers US Structured    Mid Cap      Total
  Managers   Focused Value Bond Opportunities Government    Equity   Opportunities  Return
 Portfolio     Portfolio       Portfolio       Portfolio  Portfolio    Portfolio   Portfolio
------------ ------------- ------------------ ----------- ---------- ------------- ---------
    166          2,908             496           1,236        --           --          --
    498          5,912           2,162           6,786        67          528        .002
    290          2,795             967           2,354        11          200          --
    ---          -----           -----           -----        --          ---        ----
    374          6,025           1,691           5,668        56          328        .002
    ===          =====           =====           =====        ==          ===        ====

     --             --              --              --        --           --          --
    199          3,701             625           1,921        --           --          --
     33            793             129             685        --           --          --
    ---          -----           -----           -----        --          ---        ----
    166          2,908             496           1,236        --           --          --
    ===          =====           =====           =====        ==          ===        ====

                                                    Fidelity Fund
                                 ----------------------------------------------------
                                 Fidelity VIP
                                    Money     Fidelity VIP  Fidelity VIP Fidelity VIP
                                    Market    Equity-Income    Growth      Overseas
                                  Portfolio     Portfolio    Portfolio    Portfolio
                                 ------------ ------------- ------------ ------------
(In Thousands)
Outstanding at December 31, 2001     1,028        3,720        4,794         1,398
Activity during 2002:
  Issued........................    13,480        1,047        1,425         5,438
  Redeemed......................    13,762        1,139        1,593         5,436
                                    ------        -----        -----        ------
Outstanding at December 31, 2002       746        3,628        4,626         1,400
                                    ======        =====        =====        ======

Outstanding at December 31, 2000     1,091        3,437        4,642         1,430
Activity during 2001:
  Issued........................    40,754          709          983        14,308
  Redeemed......................    40,818          426          830        14,339
                                    ------        -----        -----        ------
Outstanding at December 31, 2001     1,028        3,720        4,794         1,398
                                    ======        =====        =====        ======

      Fidelity Fund             Calvert Fund                      Met Investors Fund
------------------------- ------------------------ ------------------------------------------------
Fidelity VIP Fidelity VIP  Calvert     Calvert     Lord Abbet
 Investment     Asset      Social   Social Mid Cap    Bond    MFS Research   MFS Mid      PIMCO
 Grade Bond    Manager    Balanced      Growth     Debenture  International Cap Growth Total Return
 Portfolio    Portfolio   Portfolio   Portfolio    Portfolio    Portfolio   Portfolio   Portfolio
------------ ------------ --------- -------------- ---------- ------------- ---------- ------------
     822        2,208       2,129        457         5,561          415       1,558        2,824
     760          629         505        260         7,730        1,771       3,078       13,449
     542          712         520        249         7,921        1,081       1,697        4,173
   -----        -----       -----        ---         -----        -----       -----       ------
   1,040        2,125       2,114        468         5,370        1,105       2,939       12,100
   =====        =====       =====        ===         =====        =====       =====       ======

     603        2,240       2,063        393         5,542           --          --           --
     349          275         346        156         2,709        1,020       1,919        3,617
     129          307         280         91         2,690          605         361          793
   -----        -----       -----        ---         -----        -----       -----       ------
     822        2,208       2,129        457         5,561          415       1,558        2,824
   =====        =====       =====        ===         =====        =====       =====       ======

                                                   Met Investors Fund
                                 -------------------------------------------------------
                                              Met/AIM     Met/AIM      State Street
                                   PIMCO    Mid Cap Core Small Cap Research Concentrated
                                 Innovation    Equity     Growth       International
                                 Portfolio   Portfolio   Portfolio       Portfolio
                                 ---------- ------------ --------- ---------------------
(In Thousands)
Outstanding at December 31, 2001    2,056        --          --              --
Activity during 2002:
  Issued........................   10,731       577         593             156
  Redeemed......................    9,525       123         385              66
                                   ------       ---         ---             ---
Outstanding at December 31, 2002    3,262       454         208              90
                                   ======       ===         ===             ===

Outstanding at December 31, 2000       --        --          --              --
Activity during 2001:
  Issued........................    5,264        --          --              --
  Redeemed......................    3,208        --          --              --
                                   ------       ---         ---             ---
Outstanding at December 31, 2001    2,056        --          --              --
                                   ======       ===         ===             ===

          Met Investors
              Fund                      American Fund
          ------------- ----------------------------------------------
           Oppenheimer
             Capital    American Funds American Funds  American Funds
          Appreciation      Growth     Growth-Income  Global Small Cap
            Portfolio     Portfolio      Portfolio       Portfolio
          -------------   ---------    -------------- ----------------
                 --           394            412             559
              1.407         1,131          1,468           2,217
              0.908           331            402           1,043
              -----         -----          -----           -----
               .499         1,194          1,478           1,733
              =====         =====          =====           =====

                 --            --             --              --
                 --           510            474             695
                 --           116             62             136
              -----         -----          -----           -----
                 --           394            412             559
              =====         =====          =====           =====

6.  UNIT VALUES

   A summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying funds, for each of the two years in the period ended December 31, 2002 or lesser time period if applicable.

                                                                   Metropolitan Fund
                                                   -------------------------------------------------

                                                     State Street
                                                       Research
                                                   Investment Trust Variable B Variable C Variable D
                                                      Portfolio     Portfolio  Portfolio  Portfolio
                                                   ---------------- ---------- ---------- ----------
2002
Units (In Thousands)..............................           49,890      306          8         10
Unit Value (1)....................................  $8.39 to $49.99  $104.24    $104.24    $122.89
Net Assets (In Thousands).........................       $1,196,194  $36,937     $1,171        $24
Investment Income Ratio to Net Assets (2).........            0.57%    0.55%      0.54%      0.54%
Expenses as a Percent of Average Net Assets (3)...   0.95% to 2.20%     1.0%         0%         0%
Total Return (4)..................................      -28% to -3%     -27%       -27%       -26%
2001
Units (In Thousands)..............................           59,681      500         21         --
Unit Value (1).................................... $30.49 to $68.31  $142.17    $142.17    $165.93
Net Assets (In Thousands).........................       $1,946,685  $58,101     $2,268        $32
Investment Income Ratio to Net Assets (2).........           13.58%   13.69%     13.28%     13.57%
Expenses as a Percent of Average Net Assets (3)...   0.95% to 1.80%     1.0%         0%         0%
Total Return (4)..................................             -18%     -18%       -18%       -17%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                           Metropolitan Fund
----------------------------------------------------------------------------------------------------------------------
                   State Street
  State Street       Research                          Putnam                         T. Rowe Price
    Research        Aggressive        MetLife       International        Janus          Small Cap         Scudder
  Diversified         Growth        Stock Index         Stock           Mid Cap          Growth        Global Equity
   Portfolio        Portfolio        Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          58,215           28,889           80,996           14,131           46,925           18,480           11,877
 $9.19 to $33.95  $8.11 to $27.57  $8.52 to $29.70  $8.48 to $10.85  $8.46 to $11.36   $8.26 to $9.03  $8.67 to $10.44
      $1,375,722         $539,038       $2,148,998         $148,302         $524,361         $163,890         $121,961
           2.43%            0.00%            1.73%            0.90%            0.00%            0.00%            1.76%
  0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%
     -16% to -8%     -30% to -19%       -24% to 0%     -19% to -14%     -31% to -15%       -28% to 2%     -18% to -13%
          70,653           32,803           86,714           14,761           55,394           19,896           12,720
$26.81 to $39.79 $25.42 to $39.05 $32.93 to $38.60 $10.69 to $13.28 $15.19 to $16.14 $12.25 to $12.43 $11.97 to $12.55
      $1,956,614         $867,274       $2,999,640         $190,565         $882,658         $243,648         $157,528
           9.92%           25.00%            1.20%            3.64%            0.00%            8.08%           11.56%
  0.95% to 1.80%   0.95% to 1.50%   0.95% to 1.80%   0.95% to 2.05%   0.95% to 2.05%   0.95% to 1.25%   0.95% to 1.80%
             -7%      -24% to 25%             -13%       -21% to 0%       -38% to 2%             -10%       -17% to 1%


Harris Oakmark
Large Cap Value
   Portfolio
----------------
          22,099
  $8.64 to $9.95
        $217,357
           3.47%
  0.95% to 2.20%
     -16% to -2%
          16,996
$11.26 to $11.70
        $197,391
           0.23%
  0.95% to 2.05%
       3% to 17%

                                                                         Metropolitan Fund
                                                -------------------------------------------------------------------
                                                   Neuberger
                                                    Berman        T. Rowe Price   Lehman Brothers       Morgan
                                                   Partners         Large Cap        Aggregate         Stanley
                                                 Mid Cap Value       Growth         Bond Index        EAFE Index
                                                   Portfolio        Portfolio        Portfolio        Portfolio
                                                ---------------- ---------------- ---------------- ----------------
2002
Units (In Thousands)...........................           10,131           11,767           23,589           14,678
Unit Value (1)................................. $ 8.73 to $13.73 $  8.64 to $8.92 $10.59 to $12.69 $  6.85 to $8.63
Net Assets (In Thousands)......................         $137,491         $103,790         $295,467         $104,948
Investment Income Ratio to Net Assets (2)......            0.32%            0.28%            2.88%            0.50%
Expenses as a Percent of Average Net Assets (3)   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%
Total Return (4)...............................      -13% to -2%       -25% to 2%         4% to 9%      -18% to -3%
2001
Units (In Thousands)...........................            9,483           12,688           18,171           11,475
Unit Value (1)................................. $14.76 to $15.34 $11.29 to $11.73 $11.26 to $11.62   $8.44 to $8.77
Net Assets (In Thousands)......................         $144,279         $147,642         $209,359          $99,731
Investment Income Ratio to Net Assets (2)......            2.22%            0.08%            1.57%            0.34%
Expenses as a Percent of Average Net Assets (3)   0.95% to 2.05%   0.95% to 2.05%   0.95% to 1.80%   0.95% to 2.05%
Total Return (4)...............................        -3% to 3%       -11% to 1%         1% to 6%       -23% to 1%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                      Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------------------

                                      State Street         MetLife                            Franklin        State Street
    Russell         Putnam Large        Research           Mid Cap            Janus          Templeton          Research
   2000 Index        Cap Growth          Aurora          Stock Index         Growth       Small Cap Growth   Large Cap Value
   Portfolio         Portfolio         Portfolio          Portfolio         Portfolio        Portfolio          Portfolio
----------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
           11,624             6,587            20,893            12,280             1,877             1,861               396
 $  8.16 to $9.61  $  3.38 to $8.46  $ 7.78 to $10.98  $  8.43 to $8.78  $  5.22 to $5.34  $  6.18 to $6.31  $  7.88 to $7.95
$         110,232 $          22,871 $         227,655 $         107,025 $           9,978 $          11,664 $           3,131
            0.65%             0.00%             0.60%             0.38%             0.00%             0.00%             0.86%
   0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%    0.95% to 2.20%
      -21% to -1%      -31% to -15%       -23% to -5%       -17% to -1%      -32% to -31%        -29% to 1%       -21% to -3%
           10,115             5,652            14,852             8,337             1,080               795                --
 $11.82 to $12.19  $  4.95 to $4.97  $13.84 to $14.09  $10.36 to $10.41  $  7.71 to $7.77  $  8.80 to $8.82               $--
$         122,162 $          27,966 $         208,402           $86,537 $           8,379            $6,999               $--
            0.27%             0.00%             0.49%             0.50%             0.00%             0.00%                --
   0.95% to 1.80%    0.95% to 1.25%    0.95% to 2.05%    0.95% to 1.25%    0.95% to 2.05%    0.95% to 1.35%                --
         0% to 3%      -31% to -32%         3% to 15%               -2%        -22% to 2%        -12% to 0%                --

                                                                                   Zenith Fund
                                                -------------------------------------------------------------------
                                                  State Street     State Street
                                                    Research         Research          Davis        Loomis Sayles
                                                  Bond Income      Money Market    Venture Value      Small Cap
                                                   Portfolio        Portfolio        Portfolio        Portfolio
                                                ---------------- ---------------- ---------------- ----------------
2002
Units (In Thousands)...........................           18,889              459            2,653              904
Unit Value (1)................................. $10.46 to $46.31 $19.98 to $21.75  $8.83 to $22.86  $8.12 to $18.27
Net Assets (In Thousands)......................         $474,778           $9,163          $59,152          $15,933
Investment Income Ratio to Net Assets (2)......            5.78%            1.35%            0.88%            0.11%
Expenses as a Percent of Average Net Assets (3)   0.95% to 2.20%   1.25% to 1.50%   0.95% to 2.20%   0.95% to 2.20%
Total Return (4)...............................         4% to 7%               0%       -18% to 0%      -23% to -3%
2001
Units (In Thousands)...........................           19,377              627            2,153              702
Unit Value (1)................................. $21.93 to $42.57 $20.00 to $21.65 $25.24 to $27.60 $21.38 to $23.52
Net Assets (In Thousands)......................         $446,653          $12,549          $58,354          $16,060
Investment Income Ratio to Net Assets (2)......            7.88%            3.81%            9.18%            7.45%
Expenses as a Percent of Average Net Assets (3)   0.95% to 1.50%   1.25% to 1.50%   0.95% to 2.05%   0.95% to 2.05%
Total Return (4)...............................         1% to 7%         2% to 3%      -.12% to 2%        -9% to 2%


                                                     MFS
                                                  Investors
                                                    Trust
                                                  Portfolio
                                                --------------
2002
Units (In Thousands)...........................          1,023
Unit Value (1)................................. $6.33 to $6.65
Net Assets (In Thousands)......................         $6,719
Investment Income Ratio to Net Assets (2)......          0.41%
Expenses as a Percent of Average Net Assets (3) 0.95% to 2.20%
Total Return (4)...............................   -22% to -21%
2001
Units (In Thousands)...........................            499
Unit Value (1)................................. $8.15 to $8.42
Net Assets (In Thousands)......................         $4,167
Investment Income Ratio to Net Assets (2)......          0.00%
Expenses as a Percent of Average Net Assets (3) 0.95% to 2.05%
Total Return (4)...............................     -11% to 1%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                   Zenith Fund
------------------------------------------------------------------------------------------------------------------
                   Harris       Salomon Brothers     Salomon
 MFS Research      Oakmark       Strategic Bond    Brothers US     FI Structured    FI Mid Cap       MFS Total
   Managers     Focused Value    Opportunities     Government         Equity       Opportunities      Return
  Portfolio       Portfolio        Portfolio        Portfolio        Portfolio       Portfolio       Portfolio
-------------- ---------------- ---------------- ---------------- ---------------- -------------- ----------------
           374            6,025            1,691            5,668               56            328             .002
$6.11 to $6.69 $21.83 to $24.83 $16.05 to $17.99 $14.69 to $16.46 $17.32 to $19.59 $8.07 to $8.14 $32.23 to $33.00
        $2,452         $145,221          $29,512          $90,530           $1,072         $2,673               $0
         0.16%            0.23%            6.20%            3.37%            0.17%          0.00%            0.00%
0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20% 0.95% to 2.20%   1.15% to 1.30%
  -26% to -25%       -11% to 3%         7% to 9%         2% to 7%       -21% to 0%     -19% to 4%               2%
           166            2,908              496            1,236               --             --               --
$8.83 to $8.90 $24.84 to $27.50 $15.16 to $16.56 $15.07 to $15.40              $--            $--              $--
        $1,464          $78,020           $8,046          $18,523              $--            $--              $--
         0.00%            0.00%            0.00%            0.00%               --             --               --
0.95% to 1.25%   0.95% to 2.05%   0.95% to 2.05%   0.95% to 1.25%               --             --               --
    -11% to 1%        3% to 12%         1% to 3%         2% to 6%               --             --               --

                                                                   Fidelity Fund
                                                ----------------------------------------------------
                                                Fidelity VIP
                                                   Money     Fidelity VIP  Fidelity VIP Fidelity VIP
                                                   Market    Equity-Income    Growth      Overseas
                                                 Portfolio     Portfolio    Portfolio    Portfolio
                                                ------------ ------------- ------------ ------------
2002
Units (In Thousands)...........................       746         3,628         4,626       1,400
Unit Value (1).................................   $ 15.17      $  29.50      $  27.45     $ 13.85
Net Assets (In Thousands)......................   $11,063      $107,048      $126,972     $19,412
Investment Income Ratio to Net Assets (2)......     1.54%         4.14%         0.25%       0.81%
Expenses as a Percent of Average Net Assets (3)     0.95%         0.95%         0.95%       0.95%
Total Return (4)...............................        1%          -18%          -31%        -21%
2001
Units (In Thousands)...........................     1,028         3,720         4,794       1,398
Unit Value (1).................................     15.06         35.86         39.65       17.54
Net Assets (In Thousands)......................   $15,237      $133,430      $190,040     $24,642
Investment Income Ratio to Net Assets (2)......     3.27%         6.22%         7.04%      15.44%
Expenses as a Percent of Average Net Assets (3)     0.95%         0.95%         0.95%       0.95%
Total Return (4)...............................        3%           -6%          -18%        -22%

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

      Fidelity Fund                Calvert Fund                                  Met Investors Fund
------------------------- ------------------------------- -----------------------------------------------------------------
Fidelity VIP Fidelity VIP     Calvert         Calvert        Lord Abbet
 Investment     Asset         Social       Social Mid Cap       Bond        MFS Research      MFS Mid           PIMCO
 Grade Bond    Manager       Balanced          Growth        Debenture      International    Cap Growth      Total Return
 Portfolio    Portfolio      Portfolio       Portfolio       Portfolio        Portfolio      Portfolio        Portfolio
------------ ------------ ---------------- -------------- ---------------- --------------- --------------- ----------------
    1,040        2,125               2,114        468                5,370           1,105           2,939           12,100
  $ 21.36      $ 21.47    $20.02 to $21.51    $ 19.16     $ 9.96 to $13.79 $ 7.63 to $7.67 $ 4.66 to $4.68 $11.11 to $11.47
  $22,210      $45,665    $         44,584    $ 8,958     $         57,316 $         8,338 $        13,645 $        137,803
    3.29%        3.90%               2.69%      0.00%               11.49%           0.23%           0.60%            0.00%
    0.95%        0.95%      0.95% to 1.25%      0.95%       0.95% to 2.20%  0.95% to 2.20%  0.95% to 2.20%   0.95% to 2.20%
       9%         -10%          -13% to 0%       -29%            -3% to 4%     -14% to -1%            -45%         4% to 9%
      822        2,208               2,129        457                5,561             415           1,558            2,824
    19.54        23.75    $23.01 to $24.80    $ 26.95     $10.65 to $10.80 $ 8.38 to $8.75 $ 8.23 to $8.44 $10.38 to $10.57
  $16,070      $52,473    $         51,803    $12,327     $         59,096 $         3,612 $        13,133 $         29,787
    4.60%        5.66%               5.60%      6.52%               13.56%           0.21%           0.00%            2.49%
    0.95%        0.95%      0.95% to 1.25%      0.95%       0.95% to 1.25%  0.95% to 1.35%  0.95% to 1.80%   0.95% to 2.05%
       7%          -5%                 -8%       -13%           -2% to -3%      -13% to 2%      -16% to 2%         0% to 6%

                                                                       Met Investors Fund
                                                   -----------------------------------------------------------
                                                                                                State Street
                                                                     Met/AIM        Met/AIM       Research
                                                       PIMCO       Mid Cap Core    Small Cap    Concentrated
                                                     Innovation       Equity        Growth      International
                                                     Portfolio      Portfolio      Portfolio      Portfolio
                                                   -------------- -------------- -------------- --------------
2002
Units (In Thousands)..............................          3,262            454            208             90
Unit Value (1).................................... $2.93 to $3.65 $9.58 to $9.74 $8.41 to $8.54 $8.86 to $8.89
Net Assets (In Thousands).........................        $11,593         $4,413         $1,770           $794
Investment Income Ratio to Net Assets (2).........          0.00%          0.21%          0.00%          0.25%
Expenses as a Percent of Average Net Assets (3)... 0.95% to 2.20% 0.95% to 2.20% 0.95% to 2.20% 0.95% to 2.20%
Total Return (4)..................................    -52% to -5%     -15% to 0%     -29% to 0%           -16%
2001
Units (In Thousands)..............................          2,056             --             --             --
Unit Value (1).................................... $7.44 to $7.46            $--            $--            $--
Net Assets (In Thousands).........................        $15,297            $--            $--            $--
Investment Income Ratio to Net Assets (2).........          0.00%             --             --             --
Expenses as a Percent of Average Net Assets (3)... 0.95% to 1.25%             --             --             --
Total Return (4)..................................   -26% to -25%             --             --             --

--------
(1) Metropolitan Life sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

     Met Investors Fund                    American Fund
     ------------------ ---------------------------------------------------

        Oppenheimer                                            American
          Capital           American       American Funds    Funds Global
        Appreciation      Funds Growth     Growth-Income      Small Cap
         Portfolio         Portfolio         Portfolio        Portfolio
     ------------------ ----------------- ---------------- ----------------
                 .499               1,194            1,478            1,733
       $6.30 to $6.31    $71.44 to $93.21 $57.44 to $74.94 $10.35 to $11.05
                   $3            $104,487         $103,901          $18,828
                0.00%               0.05%            1.50%            0.91%
       1.15% to 1.25%      0.95% to 2.20%   0.95% to 2.20%   0.95% to 2.20%
             1% to 2%          -26% to 3%      -20% to -1%      -21% to -4%
                   --                 394              412              559
                  $--   $99.46 to $124.56 $83.86 to $92.64 $13.16 to $13.78
                  $--             $46,547          $36,218           $7,623
                   --               4.53%            1.47%            0.81%
                   --      0.95% to 2.05%   0.95% to 1.35%   0.95% to 2.05%
                   --          -15% to 0%        -3% to 0%        -9% to 2%

                 NOTES TO FINANCIAL STATEMENTS -- (Concluded)



7.  CHANGE OF FUND NAME

   Effective May 1, 2001, State Street Research Growth changed its name to State Street Research Investment Trust. Effective April 29, 2002, State Street Research Income Portfolio and State Street Research Money Market Portfolio of the Metropolitan Fund were merged, respectively, into the State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio of the Zenith Fund. Effective April 29, 2002, Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture of the Met Investors Fund. Effective May 1, 2002, State Street Research Aurora Small Cap Value Portfolio and the Harris Oakmark Mid Cap Value changed their names to State Street Research Aurora Portfolio and Harris Oakmark Focused Value Portfolio, respectively.

8.  NEW CONTRACTS

   On July 12, 2002, the Separate Account funded a new contract, MetLife Financial Freedom Select. On August 3, 2001, the Separate Account funded a new contract, Preference Plus Select. On December 6, 2001, the Separate Account funded a new contract, Metlife Asset Builder.

                         Independent Auditors' Report

To the Board of Directors and Shareholder of Metropolitan Life Insurance Company:

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 19, 2003

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                          December 31, 2002 and 2001
            (Dollars in millions, except share and per share data)

                                                                2002     2001
                                                              -------- --------
 Assets
 Investments:
    Fixed maturities available-for-sale, at fair value
      (amortized cost: $ 117,781 and $107,630, respectively). $124,525 $110,601
    Equity securities, at fair value (cost: $1,242 and
      $2,421, respectively)..................................    1,286    3,027
    Mortgage loans on real estate............................   25,353   24,626
    Policy loans.............................................    8,047    7,894
    Real estate and real estate joint ventures
      held-for-investment....................................    3,620    3,278
    Real estate held-for-sale................................      229    1,647
    Other limited partnership interests......................    2,380    1,637
    Short-term investments...................................    1,199    1,168
    Other invested assets....................................    3,419    3,013
                                                              -------- --------
        Total investments....................................  170,058  156,891
 Cash and cash equivalents...................................    1,106    3,932
 Accrued investment income...................................    1,889    1,981
 Premiums and other receivables..............................    7,945    7,126
 Deferred policy acquisition costs...........................    9,666   10,471
 Other assets................................................    4,819    4,750
 Separate account assets.....................................   53,912   62,714
                                                              -------- --------
        Total assets......................................... $249,395 $247,865
                                                              ======== ========
 Liabilities and Stockholder's Equity
 Liabilities:
    Future policy benefits................................... $ 86,039 $ 83,493
    Policyholder account balances............................   54,464   54,764
    Other policyholder funds.................................    6,206    6,001
    Policyholder dividends payable...........................    1,025    1,042
    Policyholder dividend obligation.........................    1,882      708
    Short-term debt..........................................      912      345
    Long-term debt...........................................    2,624    2,380
    Current income taxes payable.............................      873      162
    Deferred income taxes payable............................    1,947    1,893
    Payables under securities loaned transactions............   16,321   12,662
    Other liabilities........................................    6,848    6,981
    Separate account liabilities.............................   53,912   62,714
                                                              -------- --------
        Total liabilities....................................  233,053  233,145
                                                              -------- --------
 Commitments and contingencies (Note 11)

 Company-obligated mandatorily redeemable securities of
   subsidiary trusts.........................................      277      276
                                                              -------- --------
 Stockholder's Equity:
    Common stock, par value $0.01 per share; 1,000,000,000
      shares authorized; 494,466,664 shares issued and
      outstanding at December 31, 2002 and December 31, 2001.        5        5
    Additional paid-in capital...............................   13,474   12,825
    Retained earnings........................................      708       --
    Accumulated other comprehensive income...................    1,878    1,614
                                                              -------- --------
        Total stockholder's equity...........................   16,065   14,444
                                                              -------- --------
        Total liabilities and stockholder's equity........... $249,395 $247,865
                                                              ======== ========

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                        2002    2001     2000
                                                      -------  ------- -------
 Revenues
 Premiums............................................ $18,470  $17,023 $16,263
 Universal life and investment-type product policy
   fees..............................................   1,918    1,874   1,820
 Net investment income...............................  10,700   11,122  11,029
 Other revenues......................................   1,400    1,532   2,259
 Net investment (losses) gains (net of amounts
   allocable to other accounts of $(139), $(33) and
   $(54), respectively)..............................    (730)     927    (418)
                                                      -------  ------- -------
    Total revenues...................................  31,758   32,478  30,953
                                                      -------  ------- -------
 Expenses
 Policyholder benefits and claims (excludes amounts
   directly related to net investment losses and
   gains of $(150), $(54) and $41, respectively).....  18,860   18,265  16,935
 Interest credited to policyholder account balances..   2,711    3,035   2,935
 Policyholder dividends..............................   1,911    2,060   1,913
 Payments to former Canadian policyholders...........      --       --     327
 Demutualization costs...............................      --       --     230
 Other expenses (excludes amounts directly related
   to net investment losses and gains of $11, $21
   and $(95), respectively)..........................   6,589    6,920   7,308
                                                      -------  ------- -------
    Total expenses...................................  30,071   30,280  29,648
                                                      -------  ------- -------
 Income from continuing operations before provision
   for income taxes..................................   1,687    2,198   1,305
 Provision for income taxes..........................     525      797     435
                                                      -------  ------- -------
 Income from continuing operations...................   1,162    1,401     870
 Income from discontinued operations, net of income
   taxes.............................................     450       86      79
                                                      -------  ------- -------
 Net income.......................................... $ 1,612  $ 1,487 $   949
                                                      =======  ======= =======
 Net income after April 7, 2000 (date of
   demutualization) (Note 1).........................                  $ 1,169
                                                                       =======

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                                 Accumulated Other Comprehensive
                                                                                          Income (Loss)
                                                                              ------------------------------------
                                                                                   Net         Foreign    Minimum
                                                         Additional             Unrealized    Currency    Pension
                                                  Common  Paid-in   Retained    Investment   Translation Liability
                                                  Stock   Capital   Earnings  (Losses) Gains Adjustment  Adjustment  Total
                                                  ------ ---------- --------  -------------- ----------- ---------- -------
Balance at December 31, 1999.....................  $--    $    --   $ 14,100      $ (297)       $ (94)      $(19)   $13,690
Policy credits and cash payments to eligible
 policyholders...................................                     (2,958)                                        (2,958)
Common stock issued in demutualization...........    5     10,917    (10,922)                                            --
Capital contribution from the Holding
 Company.........................................           3,632                                                     3,632
Dividends on common stock........................                       (762)                                          (762)
Comprehensive income:
  Net loss before date of demutualization........                       (220)                                          (220)
  Net income after date of demutualization.......                      1,169                                          1,169
  Other comprehensive income:
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                  1,480                              1,480
   Foreign currency translation adjustments......                                                  (6)                   (6)
   Minimum pension liability adjustment..........                                                             (9)        (9)
                                                                                                                    -------
   Other comprehensive income....................                                                                     1,465
                                                                                                                    -------
  Comprehensive income...........................                                                                     2,414
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2000.....................    5     14,549        407       1,183         (100)       (28)    16,016
Sale of subsidiary to the Holding Company........              96                                                        96
Issuance of warrants--by subsidiary..............              40                                                        40
Dividends on common stock........................          (1,860)    (1,894)                                        (3,754)
Comprehensive income:
  Net income.....................................                      1,487                                          1,487
  Other comprehensive income:
   Cumulative effect of change in accounting
    for derivatives, net of income taxes and
    reclassification adjustment..................                                     22                                 22
   Unrealized gains on derivative instruments,
    net of income taxes..........................                                     24                                 24
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                    570                                570
   Foreign currency translation adjustments......                                                 (39)                  (39)
   Minimum pension liability adjustment..........                                                            (18)       (18)
                                                                                                                    -------
   Other comprehensive income....................                                                                       559
                                                                                                                    -------
  Comprehensive income...........................                                                                     2,046
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2001.....................    5     12,825         --       1,799         (139)       (46)    14,444
Sale of subsidiaries to the Holding Company......             149                                                       149
Capital contribution from the Holding
 Company.........................................             500                                                       500
Dividends on common stock........................                       (904)                                          (904)
Comprehensive income:
  Net income.....................................                      1,612                                          1,612
  Other comprehensive income:
   Unrealized losses on derivative instruments,
    net of income taxes..........................                                    (58)                               (58)
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                    250                                250
   Foreign currency translation adjustments......                                                  72                    72
                                                                                                                    -------
   Other comprehensive income....................                                                                       264
                                                                                                                    -------
  Comprehensive income...........................                                                                     1,876
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2002.....................  $ 5    $13,474   $    708      $1,991        $ (67)      $(46)   $16,065
                                                   ===    =======   ========      ======        =====       ====    =======

          See Accompanying Notes to Consolidated Financial Statements

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                          2002      2001      2000
                                                                        --------  --------  --------
Cash flows from operating activities
Net income............................................................. $  1,612  $  1,487  $    949
Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization expenses..............................      383       318       363
   Amortization of premiums and accretion of discounts associated with
     investments, net..................................................     (456)     (358)     (451)
   Losses (gains) from sales of investments and businesses, net........      870      (894)      472
   Interest credited to other policyholder account balances............    2,711     3,035     2,935
   Universal life and investment-type product policy fees..............   (1,918)   (1,874)   (1,820)
   Change in premiums and other receivables............................   (2,200)     (612)      331
   Change in deferred policy acquisition costs, net....................     (766)     (553)     (519)
   Change in insurance-related liabilities.............................    4,550     3,522     2,618
   Change in income taxes payable......................................      684       871       246
   Change in other liabilities.........................................       32      (226)     (997)
   Other, net..........................................................     (698)     (920)     (919)
                                                                        --------  --------  --------
Net cash provided by operating activities..............................    4,804     3,796     3,208
                                                                        --------  --------  --------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturities....................................................   61,473    51,438    56,971
   Equity securities...................................................    2,676     2,073       748
   Mortgage loans on real estate.......................................    2,632     1,936     2,185
   Real estate and real estate joint ventures..........................      179     1,131       606
   Other limited partnership interests.................................      340       396       422
Purchases of:
   Fixed maturities....................................................  (79,527)  (51,417)  (64,918)
   Equity securities...................................................   (1,217)   (3,045)     (863)
   Mortgage loans on real estate.......................................   (3,188)   (3,412)   (2,787)
   Real estate and real estate joint ventures..........................      (28)     (665)     (407)
   Other limited partnership interests.................................     (447)     (424)     (660)
Net change in short-term investments...................................     (308)     (303)    2,382
Purchase of businesses, net of cash received...........................       --        --      (416)
Proceeds from sales of businesses......................................      749       831       877
Net change in payable under securities loaned transactions.............    3,659       361     5,840
Other, net.............................................................     (814)     (534)     (821)
                                                                        --------  --------  --------
Net cash used in investing activities.................................. $(13,821) $ (1,634) $   (841)
                                                                        --------  --------  --------

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                         2002      2001      2000
                                                                       --------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits........................................................... $ 27,681  $ 29,171  $ 28,452
   Withdrawals........................................................  (22,118)  (25,593)  (28,504)
Net change in short-term debt.........................................      567      (740)   (3,095)
Long-term debt issued.................................................      537       353     1,214
Long-term debt repaid.................................................     (221)   (1,379)     (124)
Capital contribution from the Holding Company.........................      649        96     3,632
Net proceeds from issuance of company-obligated mandatorily redeemable
  securities of subsidiary trust......................................       --       197        --
Cash payments to eligible policyholders...............................       --        --    (2,550)
Dividends on common stock.............................................     (904)   (3,754)     (762)
                                                                       --------  --------  --------
Net cash provided by (used in) financing activities...................    6,191    (1,649)   (1,737)
                                                                       --------  --------  --------
Change in cash and cash equivalents...................................   (2,826)      513       630
Cash and cash equivalents, beginning of year..........................    3,932     3,419     2,789
                                                                       --------  --------  --------
Cash and cash equivalents, end of year................................ $  1,106  $  3,932  $  3,419
                                                                       ========  ========  ========
Supplemental disclosures of cash flow information:
   Cash paid (refunded) during the year for:
       Interest....................................................... $    267  $    336  $    448
                                                                       ========  ========  ========
       Income taxes................................................... $     96  $   (335) $    256
                                                                       ========  ========  ========
   Non-cash transactions during the year:
       Policy credits to eligible policyholders....................... $     --  $     --  $    408
                                                                       ========  ========  ========
       Business acquisitions--assets.................................. $     --  $     --  $ 22,936
                                                                       ========  ========  ========
       Business acquisitions--liabilities............................. $     --  $     --  $ 22,437
                                                                       ========  ========  ========
       Business dispositions--assets.................................. $ 17,276  $  6,162  $  1,184
                                                                       ========  ========  ========
       Business dispositions--liabilities............................. $ 16,547  $  5,263  $  1,014
                                                                       ========  ========  ========
       Real estate acquired in satisfaction of debt................... $     30  $     30  $     24
                                                                       ========  ========  ========
       Mortgage note on sale of real estate........................... $     --  $  1,530  $     --
                                                                       ========  ========  ========
       Purchase money mortgage on real estate sale.................... $    954  $     --  $     49
                                                                       ========  ========  ========

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.  Summary of Accounting Policies

  Business

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and other financial services to a broad section of individual and institutional customers. The Company offers life insurance, annuities, automobile and property insurance and mutual funds to individuals and group insurance, reinsurance, as well as retirement and savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company").

  Basis of Presentation

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in conformity with GAAP in making such determination.

   The accompanying consolidated financial statements include the accounts of Metropolitan Life and its subsidiaries, partnerships and joint ventures in which the Company has a majority voting interest. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 7. Intercompany accounts and transactions have been eliminated.

   Metropolitan Insurance and Annuity Company ("MIAC"), which was sold to MetLife in 2001, and Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A., which were sold to MetLife in 2002, are included in the accompanying Financial Statements until the date of sale. See Note 12.

   The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor interest, has influence over the partnership's operating and financial policies and does not have a controlling interest. The Company uses the cost method for minor interest investments and when it has virtually no influence over the partnership's operating and financial policies.

   Minority interest related to consolidated entities included in other liabilities was $481 million and $442 million at December 31, 2002 and 2001, respectively.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2002 presentation.

  Summary of Critical Accounting Estimates

   The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Investments

   The Company's principal investments are in fixed maturities, mortgage loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:
(i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on valuation methodologies, securities the Company deems to be comparable and assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

   Derivatives

   The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows related to the Company's financial assets and liabilities or to changing fair values. The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives. The associated financial statement risk is the volatility in net income, which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges, and
(ii) ineffectiveness of designated hedges in an environment of changing interest rates or fair values. In addition, accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated market volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

   Deferred Policy Acquisition Costs

   The Company incurs significant costs in connection with acquiring new insurance business. These costs, which vary with, and are primarily related to, the production of new business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally upon investment returns, mortality, morbidity, persistency, expenses to administer the business creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

   Future Policy Benefits

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

   The Company also establishes liabilities for unpaid claims and claims expenses for property and casualty insurance. Pricing of this insurance takes into account the expected frequency and severity of losses, the costs of providing coverage, competitive factors, characteristics of the insured and the property covered, and profit considerations. Liabilities for property and casualty insurance are dependent on estimates of amounts payable for claims reported but not settled and claims incurred but not reported. These estimates are influenced by historical experience and actuarial assumptions of current developments, anticipated trends and risk management strategies.

   Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

   Reinsurance

   The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish policy benefits and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed above. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose it to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

   Litigation

   The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits, including the Company's asbestos-related liability, are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. The data and variables that impact the assumption used to estimate the Company's asbestos-related liability include the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts. It is possible that an adverse outcome in certain of the Company's litigation,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES including asbestos-related cases, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

   Employee Benefit Plans

   The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans requires an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm to aid it in selecting appropriate assumptions and valuing its related liabilities. The actuarial assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Significant Accounting Policies

   Investments

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are included in net investment gains and losses and are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded asset.

   Real estate held-for-investment including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

   Policy loans are stated at unpaid principal balances.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by geographic area. The Company regularly reviews residual values and writes down residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

   Structured Investment Transactions and Variable Interest Entities

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar type instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on the beneficial interests is recognized using the prospective method in accordance with Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). The SPEs used to securitize assets are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets, including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE. The beneficial interests in SPEs where the Company exercises significant influence over the operating and financial policies of the SPE are accounted for in accordance with the equity method of accounting. Impairments of these beneficial interests are included in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES net investment gains and losses. The beneficial interests in SPEs where the Company does not exercise significant influence are accounted for based on the substance of the beneficial interest's rights and obligations. Beneficial interests are accounted for and are included in fixed maturities. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, and their income is recognized using the retrospective interest method or the level yield method, as appropriate.

   Effective in 2003, Financial Accounting Standards Board ("FASB") Interpretation No. 46, Consolidation of Variable Interest Entities, and Interpretation of APB No. 51 ("FIN 46") will establish new accounting guidance relating to the consolidation of variable interest entities ("VIEs"). Certain of the asset-backed securitizations and structured investment transactions discussed above meet the definition of a VIE under FIN 46. In addition, certain investments in real estate joint ventures and other limited partnership interests also meet the VIE definition. The Company will be required to consolidate any VIE for which it is determined that the Company is the primary beneficiary. The Company is still in the process of evaluating its investments with regard to the implementation of FIN 46.

   The following table presents the total assets and the maximum exposure to loss relating to the VIEs that the Company believes it is reasonably possible it will need to consolidate in accordance with the provisions of FIN 46 at:

                                                                        December 31, 2002
                                                                        ------------------
                                                                                   Maximum
                                                                        Total    Exposure to
                                                                        Assets      Loss
                                                                        ------   -----------
                                                                        (Dollars in millions)
Financial asset-backed securitizations and collateralized debt and bond
  obligations.......................................................... $1,719      $  9(1)
Other structured investment transactions...............................     89        38(2)
Real estate joint ventures.............................................    443       196(3)
Other limited partnership interests....................................    864       167(3)
                                                                         ------     ----
   Total............................................................... $3,115      $410
                                                                         ======     ====

--------
(1) The maximum exposure to loss is based on the carrying value of retained interests.
(2) The maximum exposure to loss is based on the carrying value of beneficial interests.
(3) The maximum exposure to loss is based on the carrying value plus unfunded commitments reduced by amounts guaranteed by other partners.

   Derivative Instruments

   The Company uses derivative instruments to manage risk through one of four principal risk management strategies: (i) the hedging of liabilities, (ii) invested assets, (iii) portfolios of assets or liabilities and (iv) firm commitments and forecasted transactions. Additionally, the Company enters into income generation and replication derivative transactions as permitted by its derivatives use plan that was approved by the New York Insurance Department (the "Department"). The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards contracts, and options, including caps and floors.

   On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify as a hedge,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the derivative is recorded at fair value and changes in its fair value are generally reported in net investment gains or losses.

   The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur,
(v) a hedged firm commitment no longer meets the definition of a firm commitment, or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

   The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments, (ii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, (iii) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies, and (iv) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

   The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments, (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments, and (iii) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in net investment gains and losses.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value generally recognized in the current period as net investment gains or losses.

   The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

   The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions ("RSATs"), are a combination of a derivative and a cash security to synthetically create a third replicated security. These derivatives are not designated as hedges. As of December 31, 2002 and 2001, 19 and 15, respectively, of such RSATs, with notional amounts totaling $285 million and $205 million, respectively, have been created through the combination of a credit default swap and a U.S. Treasury security. The Company records the premiums received on the credit default swaps in investment income over the life of the contract and changes in fair value are recorded in net investment gains and losses.

   The Company enters into written covered calls and net written covered collars to generate additional investment income on the underlying assets it holds. These derivatives are not designated as hedges. The Company records the premiums received as net investment income over the life of the contract and changes in fair value of such options and collars as net investment gains and losses.

   Cash and Cash Equivalents

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

   Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for a company occupied real estate property is 40 years. Estimated lives range from five to ten years for leasehold improvements and three to five years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $368 million and $546 million at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $81 million, $96 million and $90 million for the years ended December 31, 2002, 2001 and 2000, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $297 million and $165 million at December 31, 2002 and 2001, respectively. Related amortization expense was $153 million, $106 million and $45 million for the years ended December 31, 2002, 2001 and 2000, respectively.

  Deferred Policy Acquisition Costs

   The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

   Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   Value of business acquired ("VOBA"), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2002 is as follows:

                                                    Deferred
                                          Value of   Policy
                                          Business Acquisition
                                          Acquired    Costs     Total
                                          -------- ----------- -------
                                              (Dollars in millions)
        Balance at January 1, 2002.......  $1,502    $ 8,969   $10,471
        Capitalizations..................      --      2,227     2,227
                                           ------    -------   -------
               Total.....................   1,502     11,196    12,698
                                           ------    -------   -------
        Amortization allocated to:
           Net investment gains (losses).      16         (5)       11
           Unrealized investment gains...      31        173       204
           Other expenses................     121      1,380     1,501
                                           ------    -------   -------
               Total amortization........     168      1,548     1,716
                                           ------    -------   -------
        Dispositions and other...........    (463)      (853)   (1,316)
                                           ------    -------   -------
        Balance at December 31, 2002.....  $  871    $ 8,795   $ 9,666
                                           ======    =======   =======

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2001 is as follows:

                                                    Deferred
                                          Value of   Policy
                                          Business Acquisition
                                          Acquired    Costs     Total
                                          -------- ----------- -------
                                              (Dollars in millions)
        Balance at January 1, 2001.......  $1,674    $ 8,823   $10,497
        Capitalizations..................      --      2,018     2,018
                                           ------    -------   -------
               Total.....................   1,674     10,841    12,515
                                           ------    -------   -------
        Amortization allocated to:
           Net investment (losses) gains.     (15)        36        21
           Unrealized investment gains...      16        112       128
           Other expenses................     178      1,256     1,434
                                           ------    -------   -------
               Total amortization........     179      1,404     1,583
                                           ------    -------   -------
        Dispositions and other...........       7       (468)     (461)
                                           ------    -------   -------
        Balance at December 31, 2001.....  $1,502    $ 8,969   $10,471
                                           ======    =======   =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2000 is as follows:

                                                        Deferred
                                              Value of   Policy
                                              Business Acquisition
                                              Acquired    Costs     Total
                                              -------- ----------- -------
                                                  (Dollars in millions)
     Balance at January 1, 2000..............  $  632    $ 8,438   $ 9,070
     Capitalizations.........................      --      1,805     1,805
     Acquisitions............................   1,480        201     1,681
                                               ------    -------   -------
            Total............................   2,112     10,444    12,556
                                               ------    -------   -------
     Amortization allocated to:
        Net investment gains (losses)........      28       (123)      (95)
        Unrealized investment gains..........      93        503       596
        Other expenses.......................     310      1,162     1,472
                                               ------    -------   -------
            Total amortization...............     431      1,542     1,973
                                               ------    -------   -------
     Dispositions and other..................      (7)       (79)      (86)
                                               ------    -------   -------
     Balance at December 31, 2000............  $1,674    $ 8,823   $10,497
                                               ======    =======   =======

   The estimated future amortization expense allocated to other expenses for VOBA is $83 million in 2003, $78 million in 2004, $73 million in 2005, $70 million in 2006 and $64 million in 2007.

   Amortization of VOBA and deferred policy acquisition costs is allocated to
(i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized, and
(iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

   Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of VOBA and deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

   Goodwill

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from ten to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Changes in goodwill were as follows:

                                            Years ended December 31,
                                            -----------------------
                                             2002    2001     2000
                                             -----   ----    -----
                                            (Dollars in millions)
                 Net balance at January 1.. $ 575    $703    $ 611
                 Acquisitions..............     7      20      286
                 Amortization..............    --     (47)     (50)
                 Impairment losses.........    (2)    (61)      --
                 Dispositions and other....  (175)    (40)    (144)
                                             -----    ----   -----
                 Net balance at December 31 $ 405    $575    $ 703
                                             =====    ====   =====

   Accumulated amortization from goodwill was as follows at:

                                                December 31,
                                                ------------------
                                                2002         2001
                                                ----         ----
                                                (Dollars in millions)
                       Accumulated amortization $71          $100
                                                ===            ====

   Future Policy Benefits and Policyholder Account Balances

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 8%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

   Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 9%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

   Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 13%, less expenses, mortality charges, and withdrawals.

   The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

   Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

   Other Revenues

   Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

   Policyholder Dividends

   Policyholder dividends are approved annually by the insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

   Participating Business

   Participating business represented approximately 16% and 18% of the Company's life insurance in-force, and 90% and 82% of the number of life insurance policies in-force, at December 31, 2002 and 2001, respectively. Participating policies represented approximately 43% and 46%, 44% and 46%, and 47% and 50% of gross and net life insurance premiums for the years ended December 31, 2002, 2001 and 2000, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

   Income Taxes

   Metropolitan Life, the Holding Company and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Metropolitan Life has not been subject to the equity tax since the date of demutualization. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

   Reinsurance

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

   Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

   Stock Based Compensation

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion ("APB") No. 25, Accounting for Stock Issued to Employees ("APB 25") and has included in
Note 17 the pro forma disclosures required by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123").

   Foreign Currency Translation

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

   Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Demutualization and Initial Public Offering

   On April 7, 2000 (the "date of demutualization"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "plan").

   On the date of demutualization, policyholders' membership interests in Metropolitan Life were extinguished and eligible policyholders received, in exchange for their interests, trust interests representing 494,466,664 shares of common stock of MetLife to be held in a trust, cash payments aggregating $2,550 million and adjustments to their policy values in the form of policy credits aggregating $408 million, as provided in the plan. In addition, Metropolitan Life's Canadian branch made cash payments of $327 million in the second quarter of 2000 to holders of certain policies transferred to Clarica Life Insurance Company in connection with the sale of a substantial portion of Metropolitan Life's Canadian operations in 1998, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale.

  Application of Accounting Pronouncements

   In January 2003, the FASB issued FIN 46 which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company is in the process of assessing the impact of FIN 46 on its consolidated financial statements. Certain disclosure provisions of FIN 46 were required for December 31, 2002 financial statements. See "Structured Investment Transactions and Variable Interest Entities."

   As of December 31, 2002, the FASB is deliberating on a proposed statement that would further amend SFAS 133. The proposed statement will address certain SFAS 133 Implementation Issues. The proposed statement is not expected to have a significant impact on the Company's consolidated financial statements.

   In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation --Transition and Disclosure ("SFAS 148"), which provides guidance on how to transition from the intrinsic value method of accounting for stock-based employee compensation under APB 25 to the fair value method of accounting of SFAS 123, if a company so elects. Effective January 1, 2003, the Company adopted the fair value method of recording stock options under SFAS
123. In accordance with alternatives available under the transitional guidance of SFAS 148, the Company has elected to apply the fair value method of accounting for stock options prospectively to awards granted subsequent to January 1, 2003. As permitted, options granted prior to January 1, 2003, will continue to be accounted for under APB 25, and the pro forma impact of accounting for these options at fair value will continue to be disclosed in the consolidated financial statements until the last of those options vest in 2005.

   In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES for others. Disclosure requirements under FIN 45 are effective for financial statements of annual periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to the provisions of FIN 45. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not expect the initial adoption of FIN 45 to have a significant impact on the Company's consolidated financial statements. The adoption of FIN 45 requires the Company to include disclosures in its consolidated financial statements related to guarantees. See Note 11.

   In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which must be adopted for exit and disposal activities initiated after December 31, 2002. SFAS 146 will require that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) ("EITF 94-3"). As discussed in Note 13, in the fourth quarter of 2001, the Company recorded a charge of $330 million, net of income taxes of $169 million, associated with business realignment initiatives using the EITF 94-3 accounting guidance.

   In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 20.

   Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES goodwill during 2002. Amortization of goodwill was $47 million and $50 million for the years ended December 31, 2001 and 2000, respectively. Amortization of other intangible assets was not material for the years ended December 31, 2002, 2001 and 2000. The Company has completed the required impairment tests of goodwill and indefinite-lived intangible assets. As a result of these tests, the Company recorded a $5 million charge to earnings relating to the impairment of certain goodwill assets in the third quarter of 2002 as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

   Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations ("SFAS 141"). SFAS 141 requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. In accordance with SFAS 141, the elimination of $5 million of negative goodwill was reported in income in the first quarter of 2002 as a cumulative effect of a change in accounting.

   In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in a $33 million increase in other comprehensive income, net of income taxes of $18 million, and had no material impact on net income. The increase to other comprehensive income is attributable to net gains on cash flow-type hedges at transition. Also at transition, the amortized cost of fixed maturities decreased and other invested assets increased by $22 million, representing the fair value of certain interest rate swaps that were accounted for prior to SFAS 133 using fair value-type settlement accounting. During the year ended December 31, 2001, $18 million of the pre-tax gain reported in accumulated other comprehensive income at transition was reclassified into net investment income. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

   Effective October 1, 2000, the Company adopted SAB No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES applying GAAP to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position ("SOP") No. 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

2.  September 11, 2001 Tragedies

   On September 11, 2001 terrorist attacks occurred in New York, Washington, D.C. and Pennsylvania (the "tragedies") triggering a significant loss of life and property which had an adverse impact on certain of the Company's businesses. The Company has direct exposure to these events with claims arising from its Individual, Institutional, Reinsurance and Auto & Home insurance coverages, and it believes the majority of such claims have been reported or otherwise analyzed by the Company.

   The Company's original estimate of the total insurance losses related to the tragedies, which was recorded in the third quarter of 2001, was $208 million, net of income taxes of $117 million. Net income for the year ended December 31, 2002 includes a $17 million, net of income taxes of $9 million, benefit from the reduction of the liability associated with the tragedies. This revision of the liability is the result of an analysis completed during the fourth quarter of 2002, which focused on the emerging incidence experienced over the past 12 months associated with certain disability products. As of December 31, 2002, the Company's remaining liability for unpaid and future claims associated with the tragedies was $47 million, principally related to disability coverages. The estimate has been and will continue to be subject to revision in subsequent periods, as claims are received from insureds and the claims to reinsurers are identified and processed. Any revision to the estimate of gross losses and reinsurance recoveries in subsequent periods will affect net income in such periods. Reinsurance recoveries are dependent on the continued creditworthiness of the reinsurers, which may be adversely affected by their other reinsured losses in connection with the tragedies.

   The Company's general account investment portfolios include investments, primarily comprised of fixed maturities, in industries that were affected by the tragedies, including airline, other travel, lodging and insurance. Exposures to these industries also exist through mortgage loans and investments in real estate. The carrying value of the Company's investment portfolio exposed to industries affected by the tragedies was approximately $3.5 billion at December 31, 2002.

   The long-term effects of the tragedies on the Company's businesses cannot be assessed at this time. The tragedies have had significant adverse effects on the general economic, market and political conditions, increasing many of the Company's business risks. This may have a negative effect on MetLife's businesses and results of operations over time. In particular, the declines in share prices experienced after the reopening of the U.S. equity markets following the tragedies have contributed, and may continue to contribute, to a decline in separate account assets, which in turn may have an adverse effect on fees earned in the Company's businesses. In addition, the Company has received and expects to continue to receive disability claims from individuals resulting from the tragedies.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  Investments

  Fixed Maturities and Equity Securities

   Fixed maturities and equity securities at December 31, 2002 were as follows:

                                           Cost or  Gross Unrealized
                                          Amortized ---------------- Estimated
                                            Cost     Gain     Loss   Fair Value
                                          ---------  ------  ------  ----------
                                                (Dollars in millions)
    Fixed Maturities:
     Bonds:
       U.S. corporates securities........ $ 42,265  $2,914   $  896   $ 44,283
       Mortgage-backed securities........   30,444   1,534       20     31,958
       Foreign corporate securities......   15,405   1,295      185     16,515
       U.S. treasuries/agencies..........   13,256   1,514        3     14,767
       Asset-backed securities...........    8,070     204      181      8,093
       Foreign government securities.....    4,649     516       50      5,115
       States and political subdivisions.    2,575     181       20      2,736
       Other fixed income assets.........      312     126       82        356
                                          --------   ------  ------   --------
         Total bonds.....................  116,976   8,284    1,437    123,823
     Redeemable preferred stocks.........      805      13      116        702
                                          --------   ------  ------   --------
       Total fixed maturities............ $117,781  $8,297   $1,553   $124,525
                                          ========   ======  ======   ========
    Equity Securities:
     Common stocks....................... $    827  $  114   $   80   $    861
     Nonredeemable preferred stocks......      415      13        3        425
                                          --------   ------  ------   --------
       Total equity securities........... $  1,242  $  127   $   83   $  1,286
                                          ========   ======  ======   ========

   Fixed maturities and equity securities at December 31, 2001 were as follows:

                                           Cost or  Gross Unrealized
                                          Amortized ---------------- Estimated
                                            Cost     Gain     Loss   Fair Value
                                          ---------  ------  ------  ----------
                                                (Dollars in millions)
    Fixed Maturities:
     Bonds:
       U.S. corporates securities........ $ 41,552  $1,371   $  671   $ 42,252
       Mortgage-backed securities........   24,579     839      190     25,228
       Foreign corporate securities......   15,682     657      528     15,811
       U.S. treasuries/agencies..........    7,923   1,007       42      8,888
       Asset-backed securities...........    7,856     147      204      7,799
       Foreign government securities.....    5,130     522       36      5,616
       States and political subdivisions.    2,243      68       21      2,290
       Other fixed income assets.........    1,881     284      211      1,954
                                          --------   ------  ------   --------
         Total bonds.....................  106,846   4,895    1,903    109,838
    Redeemable preferred stocks..........      784      12       33        763
                                          --------   ------  ------   --------
       Total fixed maturities............ $107,630  $4,907   $1,936   $110,601
                                          ========   ======  ======   ========
    Equity Securities:
     Common stocks....................... $  1,938  $  655   $   75   $  2,518
     Nonredeemable preferred stocks......      483      28        2        509
                                          --------   ------  ------   --------
       Total equity securities........... $  2,421  $  683   $   77   $  3,027
                                          ========   ======  ======   ========

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company held foreign currency derivatives with notional amounts of $2,372 million and $1,958 million to hedge the exchange rate risk associated with foreign bonds at December 31, 2002 and 2001, respectively.

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $10,731 million and $9,618 million at December 31, 2002 and 2001, respectively. Non-income producing fixed maturities were $395 million and $236 million at December 31, 2002 and 2001, respectively.

   The cost or amortized cost and estimated fair value of bonds at December 31, 2002, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                     Cost or
                                                    Amortized  Estimated
                                                      Cost     Fair Value
                                                    ---------  ----------
                                                    (Dollars in millions)
        Due in one year or less.................... $  3,702    $  3,765
        Due after one year through five years......   22,212      23,250
        Due after five years through ten years.....   20,504      21,985
        Due after ten years........................   32,044      34,772
                                                    --------    --------
           Subtotal................................   78,462      83,772
        Mortgage-backed and asset-backed securities   38,514      40,051
                                                    --------    --------
           Subtotal................................  116,976     123,823
        Redeemable preferred stock.................      805         702
                                                    --------    --------
           Total fixed maturities.................. $117,781    $124,525
                                                    ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        Years ended December 31,
                                       -------------------------
                                         2002     2001     2000
                                       -------  -------  -------
                                         (Dollars in millions)
               Proceeds............... $34,918  $27,576  $46,205
               Gross investment gains. $ 1,683  $   634  $   599
               Gross investment losses $  (973) $  (934) $(1,520)

   Gross investment losses above exclude writedowns recorded during 2002, 2001 and 2000 for other than temporarily impaired available-for-sale fixed maturities and equity securities of $1,342 million, $278 million and $324 million, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

  Securities Lending Program

   The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $13,477 million and $11,416 million and an estimated fair value of $16,120 million and $12,066 million were on loan under the program at December 31, 2002 and 2001, respectively. The Company was liable for cash collateral under its control of $16,321 million and $12,662 million at December 31, 2002 and 2001, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

  Structured Investment Transactions

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored five securitizations with a total of approximately $1,719 million in financial assets as of December 31, 2002. Two of these transactions included the transfer of assets totaling approximately $289 million in 2001, resulting in the recognition of an insignificant amount of investment gains. The Company's beneficial interests in these SPEs as of December, 31, 2002 and 2001 and the related investment income for the years ended December 31, 2002, 2001 and 2000 were insignificant.

   The Company also invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $870 million and $1.6 billion at December 31, 2002 and 2001, respectively. The related income recognized was $1 million, $44 million and $62 million for the years ended December 31, 2002, 2001 and 2000, respectively.

  Assets on Deposit and Held in Trust

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $939 million and $835 million at December 31, 2002 and 2001, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,430 million and $1,336 million at December 31, 2002 and 2001, respectively.

  Mortgage Loans on Real Estate

   Mortgage loans on real estate were categorized as follows:

                                               December 31,
                                      -------------------------------
                                           2002            2001
                                      --------------- ---------------
                                      Amount  Percent Amount  Percent
                                      ------- ------- ------- -------
                                           (Dollars in millions)
          Commercial mortgage loans.. $20,433   80%   $19,503   79%
          Agricultural mortgage loans   5,042   20%     5,267   21%
                                      -------  ----   -------  ----
             Total...................  25,475  100%    24,770  100%
                                      =======  ====   =======  ====
          Less: Valuation allowances.     122             144
                                      -------         -------
             Mortgage loans.......... $25,353         $24,626
                                      =======         =======

   Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2002, approximately 18%, 13% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   Mortgage loans at December 31, 2002 and 2001 include $1,515 million and $1,530 million, respectively from MIAC, a related party, in connection with MIAC's purchase of real estate from the Company in 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $620 million and $644 million at December 31, 2002 and 2001, respectively.

   Changes in mortgage loan valuation allowances were as follows:

                                                        Years ended
                                                       December 31,
                                                     --------------------
                                                     2002    2001   2000
                                                     ----    ----   ----
                                                     (Dollars in millions)
          Balance at January 1...................... $144    $ 83   $ 90
          Additions.................................   39     106     38
          Deductions for writedowns and dispositions  (56)    (45)   (74)
          (Dispositions) acquisitions of affiliates.   (5)     --     29
                                                      ----   ----   ----
          Balance at December 31.................... $122    $144   $ 83
                                                      ====   ====   ====

   A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:


                                                             December 31,
                                                             -----------
                                                             2002   2001
                                                             ----  ------
                                                             (Dollars in
                                                              millions)
        Impaired mortgage loans with valuation allowances... $604  $  816
        Impaired mortgage loans without valuation allowances  257     315
                                                             ----  ------
        Total...............................................  861   1,131
        Less: Valuation allowances on impaired mortgages....  121     140
                                                             ----  ------
           Impaired mortgage loans.......................... $740  $  991
                                                             ====  ======

   The average investment in impaired mortgage loans on real estate was $1,068 million, $938 million and $912 million for the years ended December 31, 2002, 2001 and 2000, respectively. Interest income on impaired mortgage loans was $88 million, $103 million and $80 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   The investment in restructured mortgage loans on real estate was $410 million and $684 million at December 31, 2002 and 2001, respectively. Interest income of $44 million, $76 million and $77 million was recognized on restructured loans for the years ended December 31, 2002, 2001 and 2000, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $41 million, $60 million and $74 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $28 million and $43 million at December 31, 2002 and 2001, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Real Estate and Real Estate Joint Ventures

   Real estate and real estate joint ventures consisted of the following:

                                                                 December 31,
                                                                --------------
                                                                 2002    2001
                                                                ------  ------
                                                                  (Dollars in
                                                                   millions)
 Real estate and real estate joint ventures held-for-investment $3,808  $3,435
 Impairments...................................................   (188)   (157)
                                                                ------  ------
    Total......................................................  3,620   3,278
                                                                ------  ------
 Real estate held-for-sale.....................................    327   1,859
 Impairments...................................................    (82)   (177)
 Valuation allowance...........................................    (16)    (35)
                                                                ------  ------
    Total......................................................    229   1,647
                                                                ------  ------
        Real estate and real estate joint ventures............. $3,849  $4,925
                                                                ======  ======

   Accumulated depreciation on real estate was $1,319 million and $1,882 million at December 31, 2002 and 2001, respectively. Related depreciation expense was $180 million, $217 million and $224 million for the years ended December 31, 2002, 2001 and 2000, respectively. These amounts include $48 million, $79 million and $80 million of depreciation expense related to discontinued operations for the years ended December 31, 2002, 2001 and 2000, respectively.

   Real estate and real estate joint ventures were categorized as follows:

                                       December 31,
                               -----------------------------
                                    2002           2001
                               -------------- --------------
                               Amount Percent Amount Percent
                               ------ ------- ------ -------
                                   (Dollars in millions)
                   Office..... $2,244   58%   $3,079   63%
                   Retail.....    697   18%      779   16%
                   Apartments.    454   12%      495   10%
                   Land.......     87    2%      184    4%
                   Agriculture      7    0%       14    0%
                   Other......    360   10%      374    7%
                               ------  ----   ------  ----
                      Total... $3,849  100%   $4,925  100%
                               ======  ====   ======  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2002, approximately 26%, 23% and 16% of the Company's real estate holdings were located in California, New York and Texas, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                     2002     2001    2000
                                                     ----     ----    ----
                                                     (Dollars in millions)
          Balance at January 1...................... $ 35     $ 39    $ 34
          Additions charged to operations...........   21       16      17
          Deductions for writedowns and dispositions  (40)     (20)    (12)
                                                      ----     ----    ----
          Balance at December 31.................... $ 16     $ 35    $ 39
                                                      ====     ====    ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $40 million, $22 million and $11 million for the years ended December 31, 2002, 2001 and 2000, respectively. Investment income related to impaired real estate held-for-sale was $11 million, $31 million and $52 million for the years ended December 31, 2002, 2001 and 2000, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $62 million and $9 million at December 31, 2002 and 2001, respectively.

   The Company owned real estate acquired in satisfaction of debt of $8 million and $49 million at December 31, 2002 and 2001, respectively.

  Leveraged Leases

   Leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                                             --------------------
                                              2002       2001
                                              ------     ------
                                             (Dollars in millions)
                   Investment............... $  985     $1,070
                   Estimated residual values    428        505
                                              ------     ------
                      Total.................  1,413      1,575
                   Unearned income..........   (368)      (404)
                                              ------     ------
                      Leveraged leases...... $1,045     $1,171
                                              ======     ======

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from two to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred tax provision related to leveraged leases was $981 million and $1,077 million at December 31, 2002 and 2001, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Net Investment Income

   The components of net investment income were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                      2002     2001    2000
                                                     -------  ------- -------
                                                      (Dollars in millions)
   Fixed maturities................................. $ 7,861  $ 8,462 $ 8,529
   Equity securities................................      25       48      41
   Mortgage loans on real estate....................   1,840    1,838   1,693
   Real estate and real estate joint ventures(1)....     756      910     990
   Policy loans.....................................     512      527     515
   Other limited partnership interests..............      57       48     142
   Cash, cash equivalents and short-term investments     224      264     271
   Other............................................     318      268     192
                                                     -------  ------- -------
      Total.........................................  11,593   12,365  12,373
   Less: Investment expenses(1).....................     893    1,243   1,344
                                                     -------  ------- -------
      Net investment income......................... $10,700  $11,122 $11,029
                                                     =======  ======= =======

--------
(1) Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

  Net Investment (Losses) Gains

   Net investment (losses) gains, including changes in valuation allowances, were as follows:

                                                   Years ended December 31,
                                                   ----------------------
                                                    2002    2001     2000
                                                   -----   ------  -------
                                                    (Dollars in millions)
     Fixed maturities............................. $(862)  $ (644) $(1,437)
     Equity securities............................   230       66      192
     Mortgage loans on real estate................   (21)     (91)     (18)
     Real estate and real estate joint ventures(1)    (6)   1,626      101
     Other limited partnership interests..........    (2)    (161)      (7)
     Sales of businesses..........................    (7)      25      632
     Other........................................  (201)      73       65
                                                   -----   ------  -------
            Total.................................  (869)     894     (472)
     Amounts allocable to:
        Deferred policy acquisition costs.........   (11)     (21)      95
        Participating contracts...................    (7)    (105)    (126)
        Policyholder dividend obligation..........   157      159       85
                                                   -----   ------  -------
            Net investment (losses) gains......... $(730)  $  927  $  (418)
                                                   =====   ======  =======

--------
(1) The amount presented for the year ended December 31, 2002 excludes amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

   Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses are (i) amortization of deferred policy acquisition costs to the extent that such amortization results from investment gains and losses, (ii) adjustments to participating contractholder accounts when amounts equal to such investment gains and losses are applied to the contractholder's accounts, and (iii) adjustments to the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

   Real estate and real estate joint ventures net investment gains for 2001 include $1,630 million related to the sale of real estate to MIAC.

  Net Unrealized Investment Gains

   The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                  Years ended December 31,
                                                 -------------------------
                                                   2002     2001     2000
                                                 -------  -------  -------
                                                   (Dollars in millions)
     Fixed maturities........................... $ 6,713  $ 2,971  $ 1,696
     Equity securities..........................      44      606      744
     Derivatives................................     (24)      71       --
     Other invested assets......................       1       59       58
                                                 -------  -------  -------
            Total...............................   6,734    3,707    2,498
                                                 -------  -------  -------
     Amounts allocable to:
        Future policy benefit loss recognition..  (1,242)     (30)    (284)
        Deferred policy acquisition costs.......    (366)      (6)     113
        Participating contracts.................    (129)    (127)    (133)
        Policyholder dividend obligation........  (1,882)    (708)    (385)
     Deferred income taxes......................  (1,124)  (1,037)    (626)
                                                 -------  -------  -------
            Total...............................  (4,743)  (1,908)  (1,315)
                                                 -------  -------  -------
            Net unrealized investment gains..... $ 1,991  $ 1,799  $ 1,183
                                                 =======  =======  =======

   The changes in net unrealized investment gains were as follows:

                                                                      Years ended December 31,
                                                                      -----------------------
                                                                        2002    2001    2000
                                                                      -------  ------  ------
                                                                       (Dollars in millions)
Balance at January 1................................................. $ 1,799  $1,183  $ (297)
Unrealized investment gains during the year..........................   2,803   1,391   3,298
Unrealized investment (losses) gains relating to:
   Future policy benefit (loss) gain recognition.....................  (1,212)    254     (35)
   Deferred policy acquisition costs.................................    (204)   (128)   (596)
   Participating contracts...........................................      (2)      6     (15)
   Policyholder dividend obligation..................................  (1,174)   (323)   (385)
Deferred income taxes................................................     (72)   (475)   (787)
Unrealized investment gains (losses) of subsidiaries at date of sale,
  net of deferred income taxes.......................................      53    (109)     --
                                                                      -------  ------  ------
Balance at December 31............................................... $ 1,991  $1,799  $1,183
                                                                      =======  ======  ======
Net change in unrealized investment gains............................ $   192  $  616  $1,480
                                                                      =======  ======  ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  Derivative Instruments

   The table below provides a summary of the notional amount and fair value of derivative financial instruments held at December 31, 2002 and 2001:

                                             2002                        2001
                                  --------------------------- ---------------------------
                                           Current Market or             Current Market
                                               Fair Value                or Fair Value
                                  Notional ------------------ Notional ------------------
                                   Amount  Assets Liabilities  Amount  Assets Liabilities
                                  -------- ------ ----------- -------- ------ -----------
Financial futures................ $     4   $ --     $ --     $    --   $ --      $--
Interest rate swaps..............   3,866    196      126       1,823     73        9
Floors...........................     325      9       --         325     11       --
Caps.............................   7,770     --       --       8,010      5       --
Financial forwards...............   1,870     --       12          --     --       --
Foreign currency swaps...........   2,371     92      181       1,925    188       26
Options..........................      78      9       --       1,880      8       12
Foreign currency forwards........       1     --       --          33      4       --
Written covered calls............      --     --       --          40     --       --
Credit default swaps.............     376      2       --         270     --       --
                                  -------   ----     ----     -------   ----      ---
   Total contractual commitments. $16,661   $308     $319     $14,306   $289      $47
                                  =======   ====     ====     =======   ====      ===

   The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2002 and 2001:

                                  December 31, 2001           Terminations/ December 31, 2002
                                   Notional Amount  Additions  Maturities    Notional Amount
                                  ----------------- --------- ------------- -----------------
                                                     (Dollars in millions)
BY DERIVATIVE TYPE
Financial futures................      $    --       $   760     $  756          $     4
Interest rate swaps..............        1,823         3,005        962            3,866
Floors...........................          325            --         --              325
Caps.............................        8,010         3,750      3,990            7,770
Financial forwards...............           --         2,870      1,000            1,870
Foreign currency swaps...........        1,925           760        314            2,371
Options..........................        1,880            55      1,857               78
Foreign currency forwards........           33             1         33                1
Written covered calls............           40            --         40               --
Credit default swaps.............          270           121         15              376
                                       -------       -------     ------          -------
   Total contractual commitments.      $14,306       $11,322     $8,967          $16,661
                                       =======       =======     ======          =======
BY DERIVATIVE STRATEGY
Liability hedging................        9,008         3,817      4,142            8,683
Invested asset hedging...........        4,768         4,488      3,972            5,284
Portfolio hedging................          530         2,104         --            2,634
Forecasted transaction hedging...           --           913        853               60
                                       -------       -------     ------          -------
   Total contractual commitments.      $14,306       $11,322     $8,967          $16,661
                                       =======       =======     ======          =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2002:

                                                     Remaining Life
                          ---------------------------------------------------------------------
                          One Year   After One Year   After Five Years
                          or Less  Through Five Years Through Ten Years After Ten Years  Total
                          -------- ------------------ ----------------- --------------- -------
                                                  (Dollars in millions)
Financial futures........  $    4        $   --            $   --            $ --       $     4
Interest rate swaps......      64         1,887             1,630             285         3,866
Floors...................      --            --               325              --           325
Caps.....................   1,000         6,770                --              --         7,770
Financial forwards.......   1,870            --                --              --         1,870
Foreign currency swaps...      88           962               851             470         2,371
Options..................       3            20                --              55            78
Foreign currency forwards      --             1                --              --             1
Written covered calls....      --            --                --              --            --
Credit default swaps.....      45           331                --              --           376
                           ------        ------            ------            ----       -------
   Total contractual
     commitments.........  $3,074        $9,971            $2,806            $810       $16,661
                           ======        ======            ======            ====       =======

   The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2002 and 2001:

                                2002                        2001
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Notional ------------------
                      Amount  Assets Liabilities  Amount  Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    BY TYPE OF HEDGE
    Fair value...... $   418   $ --     $ 64     $    --   $ --      $--
    Cash flow.......   3,445     69       72         607     61        1
    Non qualifying..  12,798    239      183      13,699    228       46
                     -------   ----     ----     -------   ----      ---
       Total........ $16,661   $308     $319     $14,306   $289      $47
                     =======   ====     ====     =======   ====      ===

   For the years ended December 2002, 2001 and 2000, the Company recognized net investment income of $23 million, $32 million and $13 million, respectively, from the periodic settlement of interest rate and foreign currency swaps.

   During the year ended December 31, 2002, the Company recognized $30 million in net investment losses related to qualifying fair value hedges. Accordingly, $34 million of unrealized gains on fair value hedged investments were recognized in net investment gains and losses. There were no derivatives designated as fair value hedges during the year ended December 31, 2001. There were no discontinued hedges during the year ended December 31, 2002.

   For the years ended December 31, 2002 and 2001, the amounts accumulated in other comprehensive income relating to cash flow hedges were losses of $24 million and gains of $71 million, respectively. During the year ended December 31, 2002, the Company recognized other comprehensive losses of $142 million relating to the effective portion of cash flow hedges. During the year ended December 31, 2002, $10 million of other comprehensive income and $57 million of other comprehensive losses were reclassified into net investment

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES income and net investment losses, respectively. During the year ended December 31, 2001, $19 million of other comprehensive income was reclassified into net investment income due to the SFAS No. 133 transition adjustment. Approximately $6 million and $12 million of the losses reported in accumulated other comprehensive income at December 31, 2002 are expected to be reclassified during the year ending December 31, 2003 into net investment income and net investment gains and losses, respectively, as the underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2002 and 2001, the Company recognized net investment income of $32 million and $24 million, respectively, and net investment losses of $172 million and net investment gains of $100 million, respectively, from derivatives not qualifying as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

5.  Fair Value Information

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                                      Notional Carrying Estimated
December 31, 2002                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $124,525  $124,525
   Equity securities.................................................          $  1,286  $  1,286
   Mortgage loans on real estate.....................................          $ 25,353  $ 27,935
   Policy loans......................................................          $  8,047  $  8,047
   Short-term investments............................................          $  1,199  $  1,199
   Cash and cash equivalents.........................................          $  1,106  $  1,106
   Mortgage loan commitments.........................................  $  859  $     --  $     12
   Commitments to fund partnership investments.......................  $1,667  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 34,706  $ 35,063
   Short-term debt...................................................          $    912  $    912
   Long-term debt....................................................          $  2,624  $  2,794
   Payable under securities loaned transactions......................          $ 16,321  $ 16,321
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    277  $    310

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                      Notional Carrying Estimated
December 31, 2001                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $110,601  $110,601
   Equity securities.................................................          $  3,027  $  3,027
   Mortgage loans on real estate.....................................          $ 24,626  $ 25,815
   Policy loans......................................................          $  7,894  $  7,894
   Short-term investments............................................          $  1,168  $  1,168
   Cash and cash equivalents.........................................          $  3,932  $  3,932
   Mortgage loan commitments.........................................  $  532  $     --  $     (4)
   Commitments to fund partnership investments.......................  $1,898  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 47,494  $ 47,833
   Short-term debt...................................................          $    345  $    345
   Long-term debt....................................................          $  2,380  $  2,442
   Payable under securities loaned transactions......................          $ 12,662  $ 12,662
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    276  $    276

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  Mortgage Loans on Real Estate, Mortgage Loan Commitments and Commitments to Fund Partnership Agreements

   Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership agreements have no stated interest rate and are assumed to have a fair value of zero.

  Policy Loans

   The carrying values for policy loans approximate fair value.

  Cash and Cash Equivalents and Short-term Investments

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  Policyholder Account Balances

   The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Short-term and Long-term Debt, Payables Under Securities Loaned Transactions and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

  Derivative Instruments

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, floors, foreign currency forwards, caps, floors, options and written covered calls are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  Employee Benefit Plans

  Pension Benefit and Other Benefit Plans

   The Company is both the sponsor and administrator of defined benefit pension plans covering eligible employees and sales representatives of the Company. Retirement benefits are based upon years of credited service and final average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                             December 31,
                                                    ------------------------------
                                                    Pension Benefits Other Benefits
                                                    --------------   --------------
                                                     2002     2001    2002    2001
                                                    ------   ------  ------  ------
                                                         (Dollars in millions)
Change in projected benefit obligation:
 Projected benefit obligation at beginning of year. $4,426   $4,145  $1,669  $1,542
   Service cost....................................    104      104      36      34
   Interest cost...................................    307      308     123     115
   Acquisitions and divestitures...................   (110)     (12)     --      --
   Actuarial losses................................    307      169     342      66
   Curtailments and terminations...................     (3)     (49)     (2)      9
   Change in benefits..............................     --       29    (168)     --
   Benefits paid...................................   (284)    (268)   (122)    (97)
                                                    ------   ------  ------  ------
 Projected benefit obligation at end of year.......  4,747    4,426   1,878   1,669
                                                    ------   ------  ------  ------
Change in plan assets:
 Contract value of plan assets at beginning of year  4,161    4,619   1,169   1,318
   Actual return on plan assets....................   (185)    (201)    (92)    (49)
   Acquisitions and divestitures...................   (110)     (12)     --      --
   Employer and participant contributions..........    426       23       1       1
   Benefits paid...................................   (284)    (268)   (113)   (101)
                                                    ------   ------  ------  ------
 Contract value of plan assets at end of year......  4,008    4,161     965   1,169
                                                    ------   ------  ------  ------
Under funded.......................................   (739)    (265)   (913)   (500)
Unrecognized net actuarial losses (gains)..........  1,507      693     262    (258)
Unrecognized prior service cost (credit)...........    101      116    (208)    (49)
                                                    ------   ------  ------  ------
Prepaid benefit (accrued) cost..................... $  869   $  544  $ (859) $ (807)
                                                    ======   ======  ======  ======
Qualified plan prepaid pension cost................ $1,164   $  805
Non-qualified plan accrued pension cost............   (341)    (323)
Unamortized prior service cost.....................     --       16
Accumulated other comprehensive loss...............     46       46
                                                    ------   ------
Prepaid benefit cost............................... $  869   $  544
                                                    ======   ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                         Qualified Plan   Non-Qualified Plan       Total
                                        ----------------  -----------------  ----------------
                                          2002     2001    2002      2001      2002     2001
                                        -------  -------   -----     -----   -------  -------
                                                      (Dollars in millions)
Aggregate projected benefit
  obligation........................... $(4,273) $(4,006) $(474)    $(420)   $(4,747) $(4,426)
Aggregate contract value of plan assets
  (principally Company contracts)......   4,008    4,161     --        --      4,008    4,161
                                        -------  -------   -----     -----   -------  -------
(Under) over funded.................... $  (265) $   155  $(474)    $(420)   $  (739) $  (265)
                                        =======  =======   =====     =====   =======  =======

   The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                             Pension Benefits   Other Benefits
                                             ---------------- ------------------
                                              2002    2001       2002     2001
                                             ------ --------- ---------- -------
                                                    (Dollars in millions)
Weighted average assumptions at December 31:
   Discount rate............................ 6.75%  6.9%-7.4% 6.5%-7.25% 6%-7.4%
   Expected rate of return on plan assets...  8%-9%   8%-9%    5.2%-9%    6%-9%
   Rate of compensation increase............ 4%-6%    4%-6%      N/A       N/A

   The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                                December 31,
                               -----------------------------------------------
                                        2002                    2001
                               ---------------------- ------------------------
  Pre-Medicare eligible claims 9% down to 5% in 2010  9.5% down to 5% in 2010
  Medicare eligible claims.... 11% down to 5% in 2014 11.5% down to 5% in 2014

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                        One Percent One Percent
                                                         Increase    Decrease
                                                        ----------- -----------
                                                         (Dollars in millions)
Effect on total of service and interest cost components     $10         $10
Effect on accumulated postretirement benefit obligation     $90         $88

   The components of net periodic benefit cost were as follows:

                                                 Pension Benefits     Other Benefits
                                               -------------------  -----------------
                                                2002   2001   2000  2002   2001  2000
                                               -----  -----  -----  ----  -----  ----
                                                        (Dollars in millions)
Service cost.................................. $ 104  $ 104  $  98  $ 36  $  34  $ 29
Interest cost.................................   307    308    291   123    115   113
Expected return on plan assets................  (354)  (402)  (420)  (93)  (108)  (97)
Amortization of prior actuarial losses (gains)    33     (2)   (19)   (9)   (27)  (22)
Curtailment cost (credit).....................    11     21     (3)    4      6     2
                                               -----  -----  -----  ----  -----  ----
Net periodic benefit cost (credit)............ $ 101  $  29  $ (53) $ 61  $  20  $ 25
                                               =====  =====  =====  ====  =====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Savings and Investment Plans

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $49 million, $55 million and $65 million for the years ended December 31, 2002, 2001 and 2000, respectively.

7.  Closed Block

   On the date of demutualization, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES expected cumulative earnings. Amounts reported for the period after demutualization are as of April 1, 2000 and for the period beginning on April 1, 2000 (the effect of transaction from April 1, 2000 through April 6, 2000 is not considered material).

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                                               December 31,
                                                                                             --------------------
                                                                                               2002       2001
                                                                                              -------    -------
                                                                                             (Dollars in millions)
CLOSED BLOCK LIABILITIES
Future policy benefits...................................................................... $41,207    $40,325
Other policyholder funds....................................................................     279        321
Policyholder dividends payable..............................................................     719        757
Policyholder dividend obligation............................................................   1,882        708
Payables under securities loaned transactions...............................................   4,851      3,350
Other liabilities...........................................................................     433         90
                                                                                              -------    -------
       Total closed block liabilities.......................................................  49,371     45,551
                                                                                              -------    -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value (amortized cost: $28,334 and $25,761,
     respectively)..........................................................................  29,981     26,331
   Equity securities, at fair value (amortized cost: $236 and $240, respectively)...........     218        282
   Mortgage loans on real estate............................................................   7,032      6,358
   Policy loans.............................................................................   3,988      3,898
   Short-term investments...................................................................      24        170
   Other invested assets....................................................................     604        159
                                                                                              -------    -------
       Total investments....................................................................  41,847     37,198
Cash and cash equivalents...................................................................     435      1,119
Accrued investment income...................................................................     540        550
Deferred income taxes.......................................................................   1,151      1,060
Premiums and other receivables..............................................................     130        244
                                                                                              -------    -------
       Total assets designated to the closed block..........................................  44,103     40,171
                                                                                              -------    -------
Excess of closed block liabilities over assets designated to the closed block...............   5,268      5,380
                                                                                              -------    -------
Amounts included in accumulated other comprehensive loss:
   Net unrealized investment gains, net of deferred income tax of $577 and $219,
     respectively...........................................................................   1,047        389
   Unrealized derivative gains, net of deferred income tax of $7 and $9, respectively.......      13         17
   Allocated to policyholder dividend obligation, net of deferred income tax of $668 and
     $255, respectively.....................................................................  (1,214)      (453)
                                                                                              -------    -------
                                                                                                (154)       (47)
                                                                                              -------    -------
Maximum future earnings to be recognized from closed block assets and liabilities........... $ 5,114    $ 5,333
                                                                                              =======    =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding the policyholder dividend obligation is as follows:



                                                                                      For the period
                                                                        Years ended   April 7, 2000
                                                                        December 31,     through
                                                                       -------------   December 31,
                                                                        2002    2001       2000
                                                                       ------  -----  --------------
                                                                           (Dollars in millions)
Balance at beginning of period........................................ $  708  $ 385       $ --
Impact on net income before amounts allocable to policyholder dividend
  obligation..........................................................    157    159         85
Net investment losses.................................................   (157)  (159)       (85)
Change in unrealized investment and derivative gains..................  1,174    323        385
                                                                       ------  -----       ----
Balance at end of period.............................................. $1,882  $ 708       $385
                                                                       ======  =====       ====

   Closed block revenues and expenses were as follows:

                                                                                             For the period
                                                                               Years ended   April 7, 2000
                                                                               December 31,     through
                                                                              -------------   December 31,
                                                                               2002   2001        2000
                                                                              ------ ------  --------------
                                                                                  (Dollars in millions)
REVENUES
Premiums..................................................................... $3,551 $3,658      $2,900
Net investment income and other revenues.....................................  2,568  2,555       1,789
Net investment gains (losses) (net of amounts allocable to the policyholder
  dividend obligation of $(157), $(159) and $(85), respectively).............    168    (20)       (150)
                                                                              ------ ------      ------
   Total revenues............................................................  6,287  6,193       4,539
                                                                              ------ ------      ------
EXPENSES
Policyholder benefits and claims.............................................  3,770  3,862       2,874
Policyholder dividends.......................................................  1,573  1,544       1,132
Change in policyholder dividend obligation (excludes amounts directly related
  to net investment losses of $(157), $(159) and $(85), respectively)........    157    159          85
Other expenses...............................................................    310    352         265
                                                                              ------ ------      ------
   Total expenses............................................................  5,810  5,917       4,356
                                                                              ------ ------      ------
Revenues net of expenses before income taxes.................................    477    276         183
Income taxes.................................................................    173     97          67
                                                                              ------ ------      ------
Revenues net of expenses and income taxes.................................... $  304 $  179      $  116
                                                                              ====== ======      ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The change in maximum future earnings of the closed block was as follows:

                                                          For the period
                                            Years ended   April 7, 2000
                                           December 31,      through
                                          --------------   December 31,
                                           2002    2001        2000
                                          ------  ------  --------------
                                              (Dollars in millions)
       Balance at the end of period...... $5,114  $5,333      $5,512
       Less:
          Reallocation of assets.........     85      --          --
          Balance at beginning of period.  5,333   5,512       5,628
                                          ------  ------      ------
       Change during period.............. $ (304) $ (179)     $ (116)
                                          ======  ======      ======

   During the year ended December 31, 2002, the allocation of assets to the closed block was revised to appropriately classify assets in accordance with the plan of demutualization. The reallocation of assets had no impact on consolidated assets or liabilities.

   Metropolitan Life charges the closed block with Federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of demutualization. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

   Many of the derivative instrument strategies used by the Company are also used for the closed block. The table below provides a summary of the notional amount and fair value of derivatives by hedge accounting classification at:

                          December 31, 2002           December 31, 2001
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Carrying ------------------
                      Amount  Assets Liabilities  Value   Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    By Type of Hedge
    Fair value......   $ --    $--       $--       $ --    $--       $--
    Cash flow.......    128      2        11        171     22        --
    Non-qualifying..    258     32         2        112     13         5
                       ----    ---       ---       ----    ---       ---
       Total........   $386    $34       $13       $283    $35       $ 5
                       ====    ===       ===       ====    ===       ===

   The amounts accumulated in other comprehensive loss relating to cash flow hedges were gains of $21 million for both the years ended December 31, 2002 and 2001. During the year ended December 31, 2002, the Company recognized other comprehensive gains of $4 million relating to the effective portion of cash flow hedges. Reclassifications are recognized over the life of the hedged item. During the year ended December 31, 2002, $4 million of other comprehensive loss was reclassified into net investment income. Approximately $3 million of the gains reported in accumulated other comprehensive loss is expected to be reclassified into net investment income during the year ending December 31, 2003, as the underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2002 and 2001, the Company recognized net investment losses of $11 million and net investment gains of $5 million, respectively, from derivatives not qualifying as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in $11 million of other comprehensive income, net of income taxes of $6 million.

8.  Separate Accounts

   Separate accounts include two categories of account types: non-guaranteed separate accounts totaling $39,157 million and $48,912 million at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $14,755 million and $13,802 million at December 31, 2002 and 2001, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $463 million, $564 million and $667 million for the years ended December 31, 2002, 2001 and 2000, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 4.8% and 7.0% at December 31, 2002 and 2001, respectively. The assets that support these liabilities were comprised of $12,531 million and $11,888 million in fixed maturities at December 31, 2002 and 2001, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of early withdrawals to invest in instruments yielding a higher return, these investment products carry a graded surrender charge as well as a market value adjustment.

9.  Debt

   Debt consisted of the following:

                                                                                  December 31,
                                                                                  -------------
                                                                                   2002   2001
                                                                                  ------ ------
                                                                                   (Dollars in
                                                                                    millions)
Surplus notes, interest rates ranging from 6.30% to 7.88%, maturity dates ranging from 2003 to 2025.............................................................. $1,632 $1,630
Capital notes payable to the Holding Company, interest rate of 7.13%, maturity
  dates ranging from 2032 to 2033................................................    500     --
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging
  from 2006 to 2011..............................................................    298    298
Investment related exchangeable debt, interest rate of 4.90%.....................     --    195
Fixed rate notes, interest rates ranging from 4.39% to 12.00%, maturity dates
  ranging from 2005 to 2019......................................................     33     87
Capital lease obligations........................................................     21     23
Other notes with varying interest rates..........................................    140    147
                                                                                  ------ ------
Total long-term debt.............................................................  2,624  2,380
Total short-term debt............................................................    912    345
                                                                                  ------ ------
   Total......................................................................... $3,536 $2,725
                                                                                  ====== ======

   The Company maintains committed and unsecured credit facilities aggregating $2,434 million ($1,140 million expiring in 2003 and $1,294 million expiring in 2005). If these facilities were drawn upon, they would bear interest at rates stated in the agreements. The facilities can be used for general corporate purposes and also

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES provide support for the Company's commercial paper program. At December 31, 2002, the Company had drawn approximately $28 million under the facilities expiring in 2005 at interest rates ranging from 4.39% to 5.57%. At December 31, 2002, the Company had approximately $508 million in letters of credit from various banks.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. Subject to the prior approval of the Superintendent, the $300 million 7.45% surplus notes due 2023 may be redeemed, in whole or in part, at the election of Metropolitan Life at any time on or after November 1, 2003 and, if redeemed prior to November 2013, would include a premium.

   The investment-related exchangeable debt instrument is payable in cash or by delivery of an underlying security owned by the Company. The amount of the debt payable at maturity is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance. At December 31, 2001, the underlying security pledged as collateral had a market value of $240 million.

   The aggregate maturities of long-term debt for the Company are $405 million in 2003, $9 million in 2004, $392 million in 2005, $100 million in 2006, $4 million in 2007 and $1,714 million thereafter.

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.4% and a weighted average maturity of 63 days at December 31, 2002. Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 2.1% and a weighted average maturity of 87 days at December 31, 2001. The Company also has other collaterlized borrowings with a weighted average coupon rate of 5.83% and a weighted average maturity of 34 days at December 31, 2002. Such securities had a weighted average coupon rate of 7.25% and a weighted average maturity of 30 days at December 31, 2001.

   Interest expense related to the Company's indebtedness included in other expenses was $208 million, $313 million and $417 million for the years ended December 31, 2002, 2001 and 2000, respectively.

10.  Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million and $118 million, net of unamortized discounts of $6 million and $7 million at December 31, 2002 and 2001, respectively. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2002, 2001 and 2000.

   RGA Capital Trust I. In December 2001, a subsidiary of the Company, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2002 and 2001.

11.  Commitments, Contingencies and Guarantees

  Litigation

   Sales Practices Claims

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

   In December 1999, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. In October 2000, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by New England Mutual between January 1, 1983 through August 31, 1996. The class includes owners of approximately 600,000 in-force or terminated policies. A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by General American between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies. Implementation of the General American class action settlement is proceeding.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2002, there are approximately 420 sales practices lawsuits pending against Metropolitan Life, approximately 60 sales practices lawsuits pending against New England Mutual and approximately 35 sales practices lawsuits pending against General American. Metropolitan Life, New England Mutual and General American continue to defend themselves vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending. In March 2002, a purported class action complaint was filed in a federal court in Kansas by S-G Metals Industries, Inc. ("S-G Metals") against New England Mutual. The complaint seeks certification of a class on behalf of corporations and

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES banks that purchased participating life insurance policies, as well as persons who purchased participating policies for use in pension plans or through work site marketing. These policyholders were not part of the New England Mutual class action settlement noted above. The action was transferred to a federal court in Massachusetts. New England Mutual moved to dismiss the case and in November 2002, the federal district court dismissed the case. S-G Metals has filed a notice of appeal. New England Mutual intends to continue to defend itself vigorously against the case.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England Mutual and General American.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

   Asbestos-Related Claims

   Metropolitan Life is a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits have principally been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and alleging that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in such cases.

   Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. Although Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse monetary judgments in respect of these claims, due to the risks and expenses of litigation, almost all past cases have been resolved by settlements. Metropolitan Life's defenses (beyond denial of certain factual allegations) to plaintiffs' claims include that: (i) Metropolitan Life owed no duty to the plaintiffs--it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs cannot demonstrate justifiable detrimental reliance; and (iii) plaintiffs cannot demonstrate proximate causation. In defending asbestos cases, Metropolitan Life selects various strategies depending upon the jurisdictions in which such cases are brought and other factors which, in Metropolitan Life's judgment, best protect Metropolitan Life's interests. Strategies include seeking to settle or compromise claims, motions challenging the legal or factual basis for such claims or defending on the merits at trial. In early 2002 and in early 2003, two trial courts granted motions dismissing claims against Metropolitan Life on some or all of the above grounds. Other courts have denied motions brought by Metropolitan Life to dismiss cases without the necessity of trial. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table sets forth the total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years:

                                                             At or for the years ended
                                                                   December 31,
                                                             ------------------------
                                                               2002     2001    2000
                                                             --------  ------- -------
Asbestos personal injury claims at year end (approximate)...  106,500   89,000  73,000
Number of new claims during the year (approximate)..........   66,000   59,500  54,500
Settlement payments during the year (dollars in millions)(1) $   95.1  $  90.7 $  71.1

--------
(1) Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   During the fourth quarter of 2002, Metropolitan Life analyzed its claims experience and reviewed external publications and numerous variables to identify trends and assessed their impact on its recorded asbestos liability. Certain publications suggest a trend towards more asbestos-related claims and a greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers. Plaintiffs' lawyers continue to advertise heavily with respect to asbestos litigation. Bankruptcies and reorganizations of other defendants in asbestos litigation may increase the pressures on remaining defendants, including Metropolitan Life. Through the first nine months of 2002, the number of new claims received by Metropolitan Life was lower than those received during the comparable 2001 period. However, the number of new claims received by Metropolitan Life during the fourth quarter of 2002 was significantly higher than those received in the prior year quarter, resulting in more new claims being received by Metropolitan Life in 2002 than in 2001. Factors considered also included expected trends in filing cases, the dates of initial exposure of plaintiffs to asbestos, the likely percentage of total asbestos claims which included Metropolitan Life as a defendant and experience in claims settlement negotiations.

   Metropolitan Life also considered views derived from actuarial calculations it made in the fourth quarter of 2002. These calculations were made using, among other things, current information regarding Metropolitan Life's claims and settlement experience, information available in public reports, as well as a study regarding the possible future incidence of mesothelioma. Based on all of the above information, including greater than expected claims experience over the last three years, Metropolitan Life expects to receive more claims in the future than it had previously expected. Previously, Metropolitan Life's liability reflected that the increase in asbestos-related claims was a result of an acceleration in the reporting of such claims; the liability now reflects that such an increase is also the result of an increase in the total number of asbestos-related claims expected to be received by Metropolitan Life. Accordingly, Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million at December 31, 2002. This total recorded asbestos-related liability (after the self-insured retention) is within the coverage of the excess insurance policies discussed below.

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim will be made under the excess insurance policies in 2003 for the amounts paid with respect to asbestos litigation in excess of the retention. Based on performance of the reference fund, at December 31, 2002, the loss reimbursements to the Company in 2003 and the amount recoverable with respect to later periods will be $42 million less than the amount of the recorded losses. Such foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. The foregone loss reimbursements are estimated to be $9 million with respect to 2002 claims and $42 million in the aggregate.

   The $402 million increase in the recorded liability for asbestos claims less the foregone loss reimbursement adjustment of $42 million ($27 million net of income tax) resulted in an increase in the recoverable of $360 million. At December 31, 2002, a portion ($136 million) of the $360 million recoverable was recognized in income while the remainder ($224 million) was recorded as a deferred gain which is expected to be recognized in income in the future over the estimated settlement period of the excess insurance policies. The $402 million increase in the recorded liability, less the portion of the recoverable recognized in income, resulted in a net expense of $266 million ($169 million net of income tax). The $360 million recoverable may change depending on the future performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

   As a result of the excess insurance policies, $1,237 million is recorded as a recoverable at December 31, 2002 ($224 million of which is recorded as a deferred gain as mentioned above); the amount includes recoveries expected to be obtained in 2003 for amounts paid in 2002. If at some point in the future, the Company believes the liability for probable and estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty due to numerous factors. The availability of data is limited and it is difficult to predict with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts.

   Recent bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible adverse verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such recent bankruptcies by certain other defendants. It is likely that bills will be introduced in 2003 in the United States Congress to reform asbestos litigation. While the Company strongly supports reform efforts, there can be no assurance that legislative reforms will be enacted. Metropolitan Life will continue to study its claims experience, review external literature regarding asbestos claims experience in the United States and consider numerous variables that can affect its asbestos liability exposure, including bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the recorded asbestos liability.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

   Property and Casualty Actions

   Purported class action suits involving claims by policyholders for the alleged diminished value of automobiles after accident-related repairs have been filed in Rhode Island, Texas, Georgia and Tennessee against Metropolitan Property and Casualty Insurance Company. Rhode Island and Texas trial courts denied plaintiffs' motions for class certification and a hearing on plaintiffs' motion in Tennessee for class certification is to be scheduled. A settlement has been reached in the Georgia class action; the Company determined to settle the case in light of a Georgia Supreme Court decision involving another insurer. The settlement is being implemented. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company's subsidiary, Metropolitan Casualty Insurance Company, in Florida. The complaint alleges breach of contract and unfair trade practices with respect to allowing the use of parts not made by the original manufacturer to repair damaged automobiles. Discovery is ongoing and a motion for class certification is pending. Total loss valuation methods are the subject of national class actions involving other insurance companies. A Pennsylvania state court purported class action lawsuit filed in 2001 alleges that Metropolitan Property and Casualty Insurance Company improperly took depreciation on partial homeowner losses where the insured replaced the covered item. The court has dismissed the action. An appeal has been filed. Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company are vigorously defending themselves against these lawsuits.

   Demutualization Actions

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the Superintendent and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the New York state court in New York County were consolidated within the commercial part. In addition, there remained a separate purported class action in New York state court in New York County. Another purported class action in New York state court in Kings County has been voluntarily held in abeyance by plaintiffs. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting and, in some instances, punitive damages. Some of the plaintiffs in the above described actions also have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. This case also is being held in abeyance by plaintiffs. Another purported class action was filed in New York state court in New York County on behalf of a purported class of beneficiaries of Metropolitan Life annuities purchased to fund structured settlements claiming that the class members should have received common stock or cash in connection with the demutualization. Metropolitan Life's motion to dismiss this case was granted in a decision filed on October 31, 2002. Plaintiff has withdrawn her notice of appeal. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. Metropolitan Life's motion to dismiss these three cases was denied in 2001. On February 4, 2003, plaintiffs filed a consolidated amended complaint adding a fraud

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES claim under the Securities Exchange Act of 1934. A purported class action also was filed in the United States District Court for the Southern District of New York seeking damages from Metropolitan Life and the Holding Company for alleged violations of various provisions of the Constitution of the United States in connection with the plan of reorganization. In 2001, pursuant to a motion to dismiss filed by Metropolitan Life, this case was dismissed by the District Court. In January 2003, the United States Court of Appeals for the Second Circuit affirmed the dismissal. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

   In July 2002, a lawsuit was filed in the United States District Court for the Eastern District of Texas on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. The Holding Company, Metropolitan Life, the trustee of the policyholder trust, and certain present and former individual directors and officers of Metropolitan Life are named as defendants. Plaintiffs' allegations concern the treatment of the cost of the settlement in connection with the demutualization of Metropolitan Life and the adequacy and accuracy of the disclosure, particularly with respect to those costs. Plaintiffs seek compensatory, treble and punitive damages, as well as attorneys' fees and costs. The defendants' motion to transfer the lawsuit to the Western District of Pennsylvania was granted on February 14, 2003. The defendants' motion to dismiss is pending. Plaintiffs have filed a motion for class certification which the Texas court has adjourned. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest them vigorously.

   Race-Conscious Underwriting Claims

   Insurance Departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its subsidiaries. The New York Insurance Department has concluded its examination of Metropolitan Life concerning possible past race-conscious underwriting practices. Metropolitan Life has cooperated fully with that inquiry. Four purported class action lawsuits filed against Metropolitan Life in 2000 and 2001 alleging racial discrimination in the marketing, sale, and administration of life insurance policies have been consolidated in the United States District Court for the Southern District of New York. The plaintiffs seek unspecified monetary damages, punitive damages, reformation, imposition of a constructive trust, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices and adjust policy values, and other relief. Metropolitan Life has entered into settlement agreements to resolve the regulatory examination and the actions pending in the United States District Court for the Southern District of New York. The class action settlement, which has received preliminary approval from the court, must receive final approval before it can be implemented. A fairness hearing was held on February 7, 2003. The regulatory settlement agreement is conditioned upon final approval of the class action settlement. Metropolitan Life recorded a charge in the fourth quarter of 2001 in connection with the anticipated resolution of these matters and believes that charge is adequate to cover the costs associated with these settlements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Sixteen lawsuits involving approximately 125 plaintiffs have been filed in federal and state court in Alabama, Mississippi and Tennessee alleging federal and/or state law claims of racial discrimination in connection with the sale, formation, administration or servicing of life insurance policies. Metropolitan Life is contesting vigorously plaintiffs' claims in these actions.

   Other

   In 2001, a putative class action was filed against Metropolitan Life in the United States District Court for the Southern District of New York alleging gender discrimination and retaliation in the MetLife Financial Services unit of the Individual segment. The plaintiffs seek unspecified compensatory damages, punitive damages, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices, an order restoring class members to their rightful positions (or appropriate compensation in lieu thereof), and other relief. Metropolitan Life is vigorously defending itself against these allegations.

   A lawsuit has been filed against Metropolitan Life in Ontario, Canada by Clarica Life Insurance Company regarding the sale of the majority of Metropolitan Life's Canadian operation to Clarica in 1998. Clarica alleges that Metropolitan Life breached certain representations and warranties contained in the sale agreement, that Metropolitan Life made misrepresentations upon which Clarica relied during the negotiations and that Metropolitan Life was negligent in the performance of certain of its obligations and duties under the sale agreement. Metropolitan Life is vigorously defending itself against this lawsuit.

   A putative class action lawsuit is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and were not available to individuals like plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The district court denied the parties' cross-motions for summary judgment to allow for discovery. Discovery has not yet commenced pending the court's ruling as to the timing of a class certification motion. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases awarded in 1977, 1980, 1989, 1992, 1996 and 2001, as well as increases awarded in earlier years. Metropolitan Life is vigorously defending itself against these allegations.

   A reinsurer of universal life policy liabilities of Metropolitan Life and certain affiliates is seeking rescission and has commenced an arbitration proceeding claiming that, during underwriting, material misrepresentations or omissions were made. The reinsurer also has sent a notice purporting to increase reinsurance premium rates. Metropolitan Life and these affiliates intend to vigorously defend themselves against the claims of the reinsurer, including the purported rate increase.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Summary

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Leases

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                    Rental Income Sublease Income Gross Rental Payments
                    ------------- --------------- ---------------------
                                   (Dollars in millions)
         2003......    $  540           $14               $184
         2004......       510            12                160
         2005......       464            11                145
         2006......       428            10                130
         2007......       379             9                114
         Thereafter     1,724             8                643

  Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,667 million and $1,898 million at December 31, 2002 and 2001, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

  Guarantees

   In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

   In the context of disposition transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $1 million to $800 million, while in other cases such limitations are not specified or applicable. Since certain of

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

   In addition, Metropolitan Life and its subsidiaries indemnify their respective directors and officers as provided in their charters and by-laws. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The Company has not recorded any liability for these indemnities, guarantees and commitments in the accompanying consolidated balance sheets at December 31, 2002 or 2001.

12.  Acquisitions and Dispositions

  Dispositions

   In December 2002, the Company completed its sales of Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A. to the Holding Company. The amount received in excess of book value of $149 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $17,853 million and $16,545 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $1,648 million, $1,463 million, and $1,256 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   In December 2001, the Company completed its sale of MIAC to the Holding Company. The amount received in excess of book value of $96 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of MIAC at the date of sale were $6,240 million and $5,219 million, respectively. Total revenues of MIAC included in the consolidated statements of income were $391 million and $509 million for the years ended December 31, 2001 and 2000, respectively.

   In July 2001, the Company completed its sale of Conning Corporation ("Conning"), an affiliate acquired in the acquisition of GenAmerica Financial Corporation ("GenAmerica"). Conning specialized in asset management for insurance company investment portfolios and investment research. The Company received $108 million in the transaction and reported a gain of approximately $25 million in the third quarter of 2001.

   In October 2000, the Company completed the sale of its 48% ownership interest in its affiliates, Nvest, L.P. and Nvest Companies L.P. This transaction resulted in an investment gain of $663 million.

  Acquisitions

   In January 2000, Metropolitan Life completed its acquisition of GenAmerica, a holding company which included General American Life Insurance Company, approximately 49% of the outstanding shares of RGA common stock, and 61% of the outstanding shares of Conning common stock which was subsequently sold in 2001. Metropolitan Life owned 9% of the outstanding shares of RGA common stock prior to the completion of the GenAmerica acquisition. During 2002, MetLife, Inc. purchased additional shares of RGA's outstanding common stock. These purchases are intended to offset potential future dilution of the Company's holding of RGA's common stock arising from the issuance by RGA of company-obligated mandatorily redeemable securities of a subsidiary trust on December 10, 2001. At December 31, 2002 and 2001, Metropolitan Life's ownership percentage of the outstanding shares of common stock was approximately 58%.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In April 2000, Metropolitan Life acquired the outstanding shares of Conning common stock not already owned by Metropolitan Life for $73 million. The shares of Conning were subsequently sold in their entirety in July 2001.

13.  Business Realignment Initiatives

   During the fourth quarter of 2001, the Company implemented several business realignment initiatives, which resulted from a strategic review of operations and an ongoing commitment to reduce expenses. The following tables represent the original expenses recorded in the fourth quarter of 2001 and the remaining liability as of December 31, 2002:

                                      Pre-tax Charges Recorded in the Fourth Quarter of 2001
                                      ------------------------------------------------------
                                      Institutional    Individual    Auto & Home    Total
                                      -------------    ----------    -----------    -----
                                                (Dollars in millions)
Severance and severance-related costs     $  9            $32            $ 3        $ 44
Facilities' consolidation costs......        3             65             --          68
Business exit costs..................      387             --             --         387
                                          ----            ---            ---        ----
   Total.............................     $399            $97            $ 3        $499
                                          ====            ===            ===        ====

                                      Remaining Liability as of December 31, 2002
                                      ------------------------------------------------------
                                      Institutional    Individual    Auto & Home    Total
                                      -------------    ----------    -----------    -----
                                                (Dollars in millions)
Severance and severance-related costs     $ --            $ 1            $--        $  1
Facilities' consolidation costs......       --             13             --          13
Business exit costs..................       40             --             --          40
                                          ----            ---            ---        ----
   Total.............................     $ 40            $14            $--        $ 54
                                          ====            ===            ===        ====

   The 2001 facilities' consolidation costs include $15 million of charges related to MetLife Investors Group, Inc., a subsidiary sold to the Holding Company in December 2002. The remaining liability as of December 31, 2002 related to this subsidiary, which is not included in the above table, was $4 million.

   Institutional. The charges to this segment in the fourth quarter of 2001 include costs associated with exiting a business, including the write-off of goodwill, severance and severance-related costs, and facilities' consolidation costs. These expenses are the result of the discontinuance of certain 401(k) recordkeeping services and externally-managed guaranteed index separate accounts. These actions resulted in charges to policyholder benefits and claims and other expenses of $215 million and $184 million, respectively. During the fourth quarter of 2002, approximately $30 million of the charges recorded in 2001 were released into income primarily as a result of the accelerated implementation of the Company's exit from the large market 401(k) business. The business realignment initiatives will result in the elimination of approximately 930 positions. As of December 31, 2002, there were approximately 340 terminations to be completed. The Company continues to carry a liability as of December 31, 2002 since the exit plan could not be completed within one year due to circumstances outside the Company's control, and since certain of its contractual obligations extended beyond one year.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Individual. The charges to this segment in the fourth quarter of 2001 include facilities' consolidation costs, severance and severance-related costs, which predominately stem from the elimination of approximately 560 non-sales positions and 190 operations and technology positions supporting this segment. As of December 31, 2002, there were approximately 25 terminations to be completed. These costs were recorded in other expenses. The remaining liability as of December 31, 2002 is due to certain contractual obligations that extended beyond one year.

   Auto & Home. The charges to this segment in the fourth quarter of 2001 include severance and severance-related costs associated with the elimination of approximately 200 positions. All terminations were completed as of December 31, 2002. The costs were recorded in other expenses.

14.  Income Taxes

   The provision for income taxes for continuing operations was as follows:

                                            Years ended December 31,
                                            -----------------------
                                             2002    2001     2000
                                             -----   ----    -----
                                            (Dollars in millions)
                 Current:
                    Federal................ $ 841    $(22)   $(131)
                    State and local........   (18)     (4)      34
                    Foreign................    (5)     15        5
                                             -----    ----   -----
                                              818     (11)     (92)
                                             -----    ----   -----
                 Deferred:
                    Federal................  (322)    775      513
                    State and local........    17      32        8
                    Foreign................    12       1        6
                                             -----    ----   -----
                                             (293)    808      527
                                             -----    ----   -----
                 Provision for income taxes $ 525    $797    $ 435
                                             =====    ====   =====

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes for continuing operations were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                     2002    2001     2000
                                                     ----    ----     -----
                                                     (Dollars in millions)
        Tax provision at U.S. statutory rate........ $590    $771    $ 457
        Tax effect of:
           Tax exempt investment income.............  (86)    (82)     (52)
           Surplus tax..............................   --      --     (145)
           State and local income taxes.............   21      35       30
           Prior year taxes.........................   (8)     36      (37)
           Demutualization costs....................   --      --       21
           Payment to former Canadian policyholders.   --      --      114
           Sales of businesses......................   --       5       31
           Other, net...............................    8      32       16
                                                      ----    ----    -----
        Provision for income taxes.................. $525    $797    $ 435
                                                      ====    ====    =====

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Net deferred income tax assets and liabilities consisted of the following:


                                                        December 31,
                                                      --------------------
                                                        2002       2001
                                                       -------    -------
                                                      (Dollars in millions)
         Deferred income tax assets:
            Policyholder liabilities and receivables. $ 3,020    $ 3,033
            Net operating losses.....................     187        318
            Employee benefits........................      --        123
            Litigation related.......................      95        279
            Other....................................     286        438
                                                       -------    -------
                                                        3,588      4,191
            Less: Valuation allowance................      14        114
                                                       -------    -------
                                                        3,574      4,077
                                                       -------    -------
         Deferred income tax liabilities:............
            Investments..............................   1,597      2,053
            Deferred policy acquisition costs........   2,699      2,756
            Employee benefits........................      65         --
            Net unrealized investment gains..........   1,124      1,037
            Other....................................      36        124
                                                       -------    -------
                                                        5,521      5,970
                                                       -------    -------
         Net deferred income tax liability........... $(1,947)   $(1,893)
                                                       =======    =======

   Domestic net operating loss carryforwards amount to $503 million at December 31, 2002 and will expire beginning in 2019. Foreign net operating loss carryforwards amount to $42 million at December 31, 2002 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998, and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

15.  Reinsurance

   The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its various franchises. This practice was initiated by different franchises for different products starting at various points in time between 1992 and 2000. Risks in excess of $25 million on single life policies and $30 million on survivorship policies are 100% coinsured. In addition, in 1998, the Company reinsured substantially all of the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES mortality risk on its universal life policies issued since 1983. RGA retains a maximum of $4 million of coverage per individual life with respect to its assumed reinsurance business. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which are an inherent risk of the property and casualty business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

   The Company has also protected itself through the purchase of combination risk coverage. This reinsurance coverage pools risks from several lines of business and includes individual and group life claims in excess of $2 million per policy, as well as excess property and casualty losses, among others.

   See Note 11 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             Years ended December 31,
                                                            -------------------------
                                                              2002     2001     2000
                                                            -------  -------  -------
                                                              (Dollars in millions)
Direct premiums............................................ $17,811  $16,257  $15,661
Reinsurance assumed........................................   2,973    2,786    2,858
Reinsurance ceded..........................................  (2,314)  (2,020)  (2,256)
                                                            -------  -------  -------
Net premiums............................................... $18,470  $17,023  $16,263
                                                            =======  =======  =======
Reinsurance recoveries netted against policyholder benefits $ 2,631  $ 2,069  $ 1,934
                                                            =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,533 million and $3,312 million at December 31, 2002 and 2001, respectively, including $1,348 million and $1,356 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $45 million and $103 million at December 31, 2002 and 2001, respectively.

   Included in premiums and other receivables are reinsurance recoverables due from Exeter Reassurance Company, Limited, a related party, of $502 million and $644 million at December 31, 2002 and 2001, respectively. Included in other policyholder funds are reinsurance liabilities assumed from MIAC, a related party, of $763 and $778 million at December 31, 2002 and 2001, respectively.

   Included in future policy benefits and other policyholder funds are reinsurance liabilities assumed from Cova Corporation , MetLife Investor's Group, Inc. and MetLife International Holdings, Inc., related parties, of $772 million and $931 million, respectively, at December 31, 2002. These entities were sold at December 31, 2002. See note 12.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                             Years ended December 31,
                                            -------------------------
                                              2002     2001     2000
                                            -------  -------  -------
                                              (Dollars in millions)
          Balance at January 1............. $ 4,597  $ 4,226  $ 3,790
             Reinsurance recoverables......    (457)    (410)    (415)
                                            -------  -------  -------
          Net balance at January 1.........   4,140    3,816    3,375
                                            -------  -------  -------
          Incurred related to:
             Current year..................   4,116    4,182    3,786
             Prior years...................     (85)     (84)    (112)
                                            -------  -------  -------
                                              4,031    4,098    3,674
                                            -------  -------  -------
          Paid related to:
             Current year..................  (2,503)  (2,538)  (2,215)
             Prior years...................  (1,303)  (1,236)  (1,018)
                                            -------  -------  -------
                                             (3,806)  (3,774)  (3,233)
                                            -------  -------  -------
          Net Balance at December 31.......   4,365    4,140    3,816
             Add: Reinsurance recoverables.     478      457      410
                                            -------  -------  -------
          Balance at December 31........... $ 4,843  $ 4,597  $ 4,226
                                            =======  =======  =======

16.  Other Expenses

   Other expenses were comprised of the following:

                                                                                 Years ended December 31,
                                                                                -------------------------
                                                                                  2002     2001     2000
                                                                                -------  -------  -------
                                                                                  (Dollars in millions)
Compensation................................................................... $ 2,423  $ 2,447  $ 2,712
Commissions....................................................................   1,938    1,649    1,638
Interest and debt issue costs..................................................     242      312      436
Amortization of policy acquisition costs (excludes amortization of $11, $21 and
  $(95), respectively, related to investment gains (losses))...................   1,501    1,434    1,472
Capitalization of policy acquisition costs.....................................  (2,227)  (2,018)  (1,805)
Rent, net of sublease income...................................................     289      280      230
Minority interest..............................................................      74       57      115
Other..........................................................................   2,349    2,759    2,510
                                                                                -------  -------  -------
   Total other expenses........................................................ $ 6,589  $ 6,920  $ 7,308
                                                                                =======  =======  =======

17.  Stockholder's Equity

  Dividend Restrictions

   Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a stockholder dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the year ended December 31, 2002, Metropolitan Life paid to MetLife, Inc. $535 million in dividends for which prior insurance regulatory clearance was not required and $369 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2001, Metropolitan Life paid to MetLife, Inc. $721 million in dividends for which prior insurance regulatory clearance was not required and $3,033 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2000, Metropolitan Life paid to MetLife, Inc. $763 million in dividends for which prior insurance regulatory clearance was not required. Of the total dividend paid, $1,894 million (retained earnings from date of demutualization through the month the dividend was paid) was charged to retained earnings and $1,860 million was charged to additional paid-in-capital. At December 31, 2002, Metropolitan Life could pay the Holding Company a dividend of $662 million without prior approval of the Superintendent.

  Stock Compensation Plans

   Under the MetLife, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), awards may be granted to Metropolitan Life employees in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2000 Directors Stock Plan, (the "Directors Stock Plan") awards granted may be in the form of stock awards or non-qualified stock options or a combination of the foregoing to outside Directors of the Company. The aggregate number of shares of stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333 shares for the duration of the plan. The Directors Stock Plan has a maximum limit of 500,000 share awards.

   All options granted have an exercise price equal to the fair market value price of the Company's common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three-year period commencing with date of grant, while other options become exercisable three years after the date of grant. Options issued under the Directors Stock Plan are exercisable at any time after April 7, 2002.

   MetLife, Inc. applies APB 25 and related interpretations in accounting for its stock-based compensation plans. Accordingly, in the measurement of compensation expense, the excess of market price over exercise price is utilized on the first date that both the number of shares and award price are known. For the years ended December 31, 2002 and 2001, compensation expense for non-employees related to MetLife, Inc.'s Stock Incentive Plan and Directors Stock Plan was $2 million and $1 million, respectively. This expense is allocated to the Company to properly reflect compensation expense related to Metropolitan Life employees.

   Had the compensation cost for the MetLife, Inc. Stock Incentive Plan and Directors Stock Plan allocable to the Company been determined based on fair value at the grant date for awards under those plans consistent with the method of SFAS No. 123, the Company's net income for the years ended December 31, 2002 and 2001 would have been reduced to a pro forma amount of $1,570 million and $1,468 million, respectively.

   The pro forma net income is not necessarily representative of the effects on net income in future years. The pro forma net income includes the Company's ownership share of compensation costs related to RGA's incentive stock plan determined in accordance with SFAS 123.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options-pricing model with the following weighted average assumptions used for grants for the:

                                             2002       2001
                                          ----------- ---------
                 Dividend yield:.........    0.68%      0.68%
                 Risk-free rate of return 4.74%-5.52%   5.72%
                 Volatility.............. 25.3%-30.3%   31.6%
                 Expected duration.......  4-6 years  4-6 years

  Statutory Equity and Income

   Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis. As of December 31, 2001, New York State Statutory Accounting Practices did not provide for deferred income taxes. The Department has adopted a modification to its regulations, effective December 31, 2002, with respect to the admissibility of deferred taxes by New York insurers, subject to certain limitations. Statutory net income of Metropolitan Life, as filed with the Department, was $1,478 million, $2,782 million and $1,027 million for the years ended 2002, 2001 and 2000, respectively; statutory capital and surplus, as filed, was $6,986 million and $5,358 million at December 31, 2002 and 2001, respectively.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the statutory capital and surplus of Metropolitan Life and the Holding Company's other insurance subsidiaries.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

18.  Other Comprehensive Income

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2002, 2001 and 2000 to avoid double-counting in other comprehensive income items that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

                                                                                   Years ended December 31,
                                                                                   -----------------------
                                                                                     2002    2001    2000
                                                                                   -------  ------  ------
                                                                                    (Dollars in millions)
Holding gains on investments arising during the year.............................. $ 2,904  $1,287  $2,807
Income tax effect of holding gains................................................    (976)   (509)   (975)
Reclassification adjustments:
   Recognized holding losses included in current year income......................     339     579     989
   Amortization of premiums and accretion of discounts associated with
     investments..................................................................    (440)   (475)   (498)
   Recognized holding gains allocated to other policyholder amounts...............    (139)    (33)    (54)
   Income tax effect..............................................................      75     (27)   (152)
Allocation of holding losses on investments relating to other policyholder
  amounts.........................................................................  (2,453)   (158)   (977)
Income tax effect of allocation of holding losses to other policyholder amounts...     829      61     340
Unrealized investment gain (losses) of subsidiary at date of sale.................      68    (173)     --
Deferred income taxes on unrealized investment gain (losses) of subsidiary at date
  of sale.........................................................................     (15)     64      --
                                                                                   -------  ------  ------
Net unrealized investment gains...................................................     192     616   1,480
                                                                                   -------  ------  ------
Foreign currency translation adjustments arising during the year..................     137     (58)     (6)
Foreign currency translation of subsidiary at date of sale........................     (65)     19      --
                                                                                   -------  ------  ------
Foreign currency translation adjustment...........................................      72     (39)     (6)
Minimum pension liability adjustment..............................................      --     (18)     (9)
                                                                                   -------  ------  ------
Other comprehensive income........................................................ $   264  $  559  $1,465
                                                                                   =======  ======  ======

19.  Business Segment Information

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Individual, Institutional, Reinsurance, Auto & Home, Asset Management and International. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

   Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets. Auto & Home provides insurance coverages, including private passenger automobile, homeowners and personal excess liability insurance. Asset Management provides a broad variety of asset management products and services to individuals

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and institutions. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals.

   Set forth in the tables below is certain financial information with respect to the Company's operating segments as of or for the years ended December 31, 2002, 2001 and 2000. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation and the accounting for gains and losses from inter-company sales which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates certain non-recurring items (primarily consisting of expenses associated with the resolution of proceedings alleging race-conscious underwriting practices, sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products and demutualization costs) to Corporate & Other.

At or for the year ended                                                Auto     Asset                  Corporate
December 31, 2002                 Individual Institutional Reinsurance & Home  Management International  & Other    Total
------------------------          ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,419     $ 8,254      $1,984    $2,828     $ --        $992       $    (7) $ 18,470
Universal life and investment-
  type product policy fees.......     1,267         614          --        --       --          37            --     1,918
Net investment income............     6,036       3,926         378       177       59         241          (117)   10,700
Other revenues...................       454         607          42        26      166          10            95     1,400
Net investment (losses) gains....      (131)       (508)          7       (46)      (4)         (9)          (39)     (730)
Policyholder benefits and
 claims..........................     5,162       9,337       1,517     2,020       --         821             3    18,860
Interest credited to policyholder
 account balances................     1,608         930         146        --       --          28            (1)    2,711
Policyholder dividends...........     1,769         115          --        (1)      --          28            --     1,911
Other expenses...................     2,543       1,529         616       794      211         373           523     6,589
Income (loss) from continuing
 operations before provision for
 income taxes....................       963         982         132       172       10          21          (593)    1,687
Income from discontinued
 operations, net of income
 taxes...........................       201         122          --        --       --          --           127       450
Net income (loss)................       811         759          86       131        6          21          (202)    1,612
Total assets.....................   120,284      94,911       9,458     4,944      191         795        18,812   249,395
Deferred policy acquisition
 costs...........................     7,448         608       1,429       175       --           5             1     9,666
Goodwill, net....................        73          62          96       156       18          --            --       405
Separate account assets..........    21,982      31,935          11        --       --          --           (16)   53,912
Policyholder liabilities.........    84,844      55,460       6,734     2,673       --         248          (343)  149,616
Separate account liabilities.....    21,982      31,935          11        --       --          --           (16)   53,912

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

At or for the year ended                                                Auto     Asset                  Corporate
December 31, 2001                 Individual Institutional Reinsurance & Home  Management International  & Other    Total
------------------------          ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,531     $ 7,288      $1,664    $2,755     $ --       $  788      $    (3) $ 17,023
Universal life and investment-
 type product policy fees........     1,245         592          --        --       --           38           (1)    1,874
Net investment income............     6,130       3,965         349       200       71          256          151    11,122
Other revenues...................       527         649          35        22      198           16           85     1,532
Net investment gains (losses)....       838         (15)        (10)      (17)      25          (16)         122       927
Policyholder benefits and
 claims..........................     5,213       8,924       1,373     2,121       --          632            2    18,265
Interest credited to policyholder
 account balances................     1,850       1,012         122        --       --           51           --     3,035
Policyholder dividends...........     1,767         259          --        --       --           34           --     2,060
Other expenses...................     2,763       1,746         478       800      252          315          566     6,920
Income (loss) from continuing
 operations before provision
 for income taxes................     1,678         538          65        39       42           50         (214)    2,198
Income from discontinued
 operations, net of income
 taxes...........................        38          23          --        --       --           --           25        86
Net income (loss)................     1,092         383          39        41       27           16         (111)    1,487
Total assets.....................   127,499      89,620       7,496     4,567      256        3,385       15,042   247,865
Deferred policy acquisition
 costs...........................     8,371         509       1,147       179       --          263            2    10,471
Goodwill, net....................       223          55         106       159       20           12           --       575
Separate account assets..........    31,261      31,177          13        --       --          277          (14)   62,714
Policyholder liabilities.........    84,637      52,035       5,062     2,610       --        1,987         (323)  146,008
Separate account liabilities.....    31,261      31,177          13        --       --          277          (14)   62,714

For the year ended                                                     Auto &    Asset                  Corporate
December 31, 2000                 Individual Institutional Reinsurance  Home   Management International  & Other    Total
------------------                ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,625     $ 6,900      $1,444    $2,636     $ --       $  660      $    (2) $ 16,263
Universal life and investment-
 type product policy fees........     1,221         547          --        --       --           53           (1)    1,820
Net investment income............     6,110       3,712         368       194       90          254          301    11,029
Other revenues...................       680         650          29        40      760            9           91     2,259
Net investment gains (losses)....       199        (475)         (2)      (20)      --           18         (138)     (418)
Policyholder benefits and
 claims..........................     5,045       8,178       1,147     2,005       --          562           (2)   16,935
Interest credited to policyholder
 account balances................     1,680       1,090         109        --       --           56           --     2,935
Policyholder dividends...........     1,742         124          15        --       --           32           --     1,913
Payments to former Canadian
 policyholders...................        --          --          --        --       --          327           --       327
Demutualization costs............        --          --          --        --       --           --          230       230
Other expenses...................     3,005       1,514         452       827      784          292          434     7,308
Income (loss) from continuing
 operations before provision
 for income taxes................     1,363         428         116        18       66         (275)        (411)    1,305
Income from discontinued
 operations, net of income
 taxes...........................        36          21          --        --       --           --           22        79
Net income (loss)................       892         307          68        30       34         (285)         (97)      949

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   For the year ended December 31, 2001 the Institutional, Individual, Reinsurance and Auto & Home segments include $287 million, $24 million, $9 million and $5 million, respectively, of pre-tax losses associated with the September 11, 2001 tragedies. See Note 2.

   The Institutional, Individual and Auto & Home segments include $399 million, $97 million and $3 million, respectively, in pre-tax charges associated with business realignment initiatives for the year ended December 31, 2001. See Note 13.

   For the year ended December 31, 2001, the Individual segment includes $118 million of pre-tax expenses associated with the establishment of a policyholder liability for certain group annuity policies.

   For the year ended December 31, 2001, pre-tax gross investment gains of $1,027 million, $142 million and $357 million resulting from the sale of certain real estate properties to MIAC are included in the Individual segment, Institutional segment and Corporate & Other, respectively.

   The Individual segment included an equity ownership interest in Nvest under the equity method of accounting. Nvest was included within the Asset Management segment due to the types of products and strategies employed by the entity. The Individual segment's equity in earnings of Nvest, which is included in net investment income, was $30 million for the year ended December 31, 2000. The Individual segment includes $538 million (after allocating $118 million to participating contracts) of the pre-tax gross investment gain on the sale of Nvest in 2000.

   As part of the GenAmerica acquisition in 2000, the Company acquired Conning, the results of which are included in the Asset Management segment due to the types of products and strategies employed by the entity from its acquisition date to July 2001, the date of its disposition. The Company sold Conning, receiving $108 million in the transaction and reported a gain of approximately $25 million in the third quarter of 2001.

   The Corporate & Other segment consists of various start-up entities and run-off entities, as well as the elimination of all intersegment amounts. The principal component of the intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings. In addition, the elimination of the Individual segment's ownership interest in Nvest is included for the year ended December 31, 2000.

   Net investment income and net investment gains and losses are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs,
(ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

   Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. continuing operations were $30,487 million, $31,396 million and $29,959 million for the years ended December 31, 2002, 2001 and 2000, respectively, which represented 96%, 97% and 97%, respectively, of consolidated revenues.

20.  Discontinued Operations

   The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. Accordingly, the Company sold certain real estate holdings out of its

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES portfolio during 2002. In accordance with SFAS No. 144, income related to real estate classified as held-for-sale on or after January 1, 2002 is presented as discontinued operations.

   The following table presents the components of income from discontinued operations:

                                                  Years Ended December 31,
                                                  -----------------------
                                                   2002     2001    2000
                                                   -----   -----   -----
                                                  (Dollars in millions)
          Investment income...................... $ 375    $ 422   $ 418
          Investment expense.....................  (251)    (297)   (297)
          Net investment gains...................   582       --      --
                                                   -----   -----   -----
             Total revenues......................   706      125     121
          Provision for income taxes.............   256       39      42
                                                   -----   -----   -----
             Income from discontinued operations. $ 450    $  86   $  79
                                                   =====   =====   =====

   The carrying value of real estate related to discontinued operations was $223 million and $1,580 million at December 31, 2002, and 2001, respectively. See Note 19 for discontinued operations by business segment.

21.  Related Parties

   Effective January 1, 2003, MetLife Group, Incorporated, a New York corporation and wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company.

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS


     The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:


      Metropolitan Life Separate Account E
        Independent Auditors' Report

      Financial Statements for the Years Ended December 31, 2002, and December
        31, 2001
         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

      Metropolitan Life Insurance Company
        Independent Auditors' Report

      Financial Statements for the Years Ended December 31, 2002, 2001, and 2000
         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity
         Notes to Consolidated Financial Statements

  (b) EXHIBITS


     (1)           --   Resolution of the Board of Directors of Metropolitan Life
                        establishing Separate Account E.(1)
     (2)           --   Not applicable.
     (3) (a)       --   Not applicable.
         (b)       --   Form of Selected Broker Agreement.(12)
         (c)       --   Participation Agreement with the New England Zenith Fund.(8)
         (d)       --   Participation Agreement with the Met Investors Series
                        Trust.(13)
     (4) (a)       --   Form of Deferred Annuity Contract.(11)
         (a)(i)    --   Form of Unallocated Deferred Annuity Contract, Form
                        G.3208B.(17)
         (b)       --   Form of Multifunded Annuity Certificate, Form
                        G.4333-25(MAB).(10)
         (b)(i)    --   Individual Retirement Annuity Endorsement, Form
                        G.20247-581.(10)
            (ii)   --   Roth IRA Endorsement, Form G.20247-582.(10)
         (c)       --   Withdrawal Option and Minimum Distribution Requirements
                        Endorsement, Form G.20247-585.(5)
         (d)       --   Death Benefit Endorsement, Form G.20247-590.(17)
     (5)           --   Application Form for the Deferred Annuity.(9)
     (6)           --   Amended and Restated Charter and By-Laws of Metropolitan
                        Life.(13)
     (7)           --   Not applicable.
     (8)           --   Not applicable.
     (9)           --   Opinion and consent of counsel as to the legality of the
                        securities being registered.(14)
    (10)           --   Consent of Auditors.(9)
    (11)           --   Not applicable.
    (12)           --   Not applicable.
    (13) (a)       --   Powers of Attorney.(2,3,4,6,7,15,16,18)

---------------
 1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

 2. Powers of attorney for Gerald Clark, Burton A. Dole, Jr. and Charles H. Leighton were filed with Post-Effective Amendment No. 21 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 28, 1997. As incorporated herein by reference.

 3. Powers of Attorney for Robert H. Benmosche and Stewart G. Nagler filed with Post-Effective Amendment No. 23 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 3, 1998. As incorporated herein by reference.

 4. Power of Attorney for Virginia M. Wilson filed with Pre-Effective Amendment No. 2 to Registration Statement 333-80547/811-4001 for Metropolitan Life Separate Account E on Form N-4 on November 1, 1999 as incorporated herein by reference.

 5. Filed with Post-Effective Amendment No. 1 to Registration Statement No. 333-69390/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 15, 2002. As incorporated herein by reference.

 6. Power of Attorney for William C. Steere, Jr. filed with Post-Effective Amendment No. 18 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on April 23, 1999. As incorporated herein by reference.

 7. Power of Attorney for John C. Danforth filed with Post-Effective Amendment No. 27 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 3, 2001. As incorporated herein by reference.

 8. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.


 9.  Filed herewith.


10. Filed with Registration Statement No. 333-69320/811-4001 on September 13, 2001. As incorporated herein by reference.

11. Filed with Registration Statement No. 333-43970/811-4001 for Metropolitan Life Separate Account E on Form N-4 on August 17, 2000. As incorporated herein by reference.

12. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.

13. Filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.

14. Filed with Registration Statement No. 333-69320/811-4001 for Metropolitan Life Separate Account E on Form N-4 on December 6, 2001. As incorporated herein by reference.

15. Powers of Attorney for Harry P. Kamen and Hugh B. Price filed with Post-Effective Amendment No. 5 to Registration Statement No. 33-47927 for Metropolitan Life Separate Account UL on Form S-6 on April 30, 1997, as incorporated herein by reference.

16. Powers of Attorney for Curtis H. Barnette, James R. Houghton, Helene L. Kaplan and John J. Phelan, Jr. filed with Post-Effective Amendment No. 22 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 30, 1997. As incorporated herein by reference.


17. Filed with Post-Effective Amendment No. 3 to Registration Statement No. 333-69320/811-4001 Metropolitan Life Separate Account E on Form N-4 on January 31, 2003.



18. Power of Attorney for Catherine R. Kinney filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2003. As incorporated herein by reference.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Robert H. Benmosche....................  Chairman of the Board, President and Chief        Chairman, President, Chief
                                         Executive Officer,                                Executive Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
Curtis H. Barnette.....................  Chairman Emeritus,                                Director
                                         Bethlehem Steel Corporation,
                                         1170 Eighth Avenue,
                                         Martin Tower 101,
                                         Bethlehem, PA 18016-7699.
Gerald Clark...........................  Vice Chairman of the Board and Chief              Vice Chairman, Chief
                                         Investment Officer,                               Investment Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
John C. Danforth.......................  Partner,                                          Director
                                         Bryan Cave LLP,
                                         One Metropolitan Square,
                                         211 North Broadway,
                                         Suite 3600,
                                         St. Louis, MO 63102.
Burton A. Dole, Jr.....................  Retired Chairman,                                 Director
                                         Nelleor Puritan Bennett, Inc.
                                         P.O. Box 208,
                                         Carlsbad, CA 92018.
James R. Houghton......................  Chairman of the Board and Chief                   Director
                                         Executive Officer,
                                         Corning Incorporated,
                                         80 East Market Street,
                                         2nd Floor,
                                         Corning, NY 14830.
Harry P. Kamen.........................  Retired Chairman and Chief Executive Officer,     Director
                                         Metropolitan Life Insurance Company,
                                         200 Park Avenue, Suite 5700,
                                         New York, NY 10166.
Helene L. Kaplan.......................  Of Counsel, Skadden, Arps, Slate, Meagher &       Director
                                         Flom, LLP
                                         Four Times Square,
                                         New York, NY 10036.
Catherine R. Kinney....................  Group Executive Vice President,                   Director
                                         Co-Chief Operating Officer,
                                         President and Executive Vice Chairman,
                                         New York Stock Exchange, Inc.
                                         11 Wall Street, 6th floor,
                                         New York, NY 10005.
Charles M. Leighton....................  Retired Chairman of the Board and Chief           Director
                                         Executive Officer,
                                         CML Group, Inc.,
                                         51 Vaughn Hill Road,
                                         Bolton, MA 01720.
Stewart G. Nagler......................  Vice Chairman of the Board and Chief Financial    Vice Chairman, Chief
                                         Officer,                                          Financial Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
John J. Phelan, Jr. ...................  Former Chairman and Chief Executive Officer,      Director
                                         New York Stock Exchange, Inc.
                                         P.O. Box 524,
                                         Locust Valley, NY 11560.
Hugh B. Price..........................  President and Chief Executive Officer,            Director
                                         National Urban League, Inc.,
                                         120 Wall Street,
                                         7th & 8th Floors,
                                         New York, NY 10005.
William C. Steere, Jr. ................  Chairman of the Board,                            Director
                                         Pfizer Inc.,
                                         235 East 42nd Street,
                                         New York, NY 10016.

     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Robert H. Benmosche.....................................  Chairman, Chief Executive Officer and Director
Gerald Clark............................................  Vice Chairman, Chief Investment Officer and Director
Stewart G. Nagler.......................................  Vice Chairman, Chief Financial Officer and Director
Gary A. Beller..........................................  Senior Executive Vice President and General Counsel
C. Robert Henrikson.....................................  President, U.S. Insurance and Financial Services
Catherine A. Rein.......................................  Senior Executive Vice President; President and Chief
                                                          Executive Officer of MetLife Auto & Home
Mary Ann Brown..........................................  Senior Vice President and Chief Actuary
William J. Toppeta......................................  President, International
Daniel J. Cavanaugh.....................................  Executive Vice President
Jeffrey J. Hodgman......................................  Executive Vice President
Lisa M. Weber...........................................  Senior Executive Vice President, Chief Administrative
                                                          Officer
Judy E. Weiss...........................................  Executive Vice President
Joseph A. Reali.........................................  Senior Vice President and Tax Director
John E. Welch...........................................  Senior Vice President and General Auditor
Anthony J. Williamson...................................  Senior Vice President and Treasurer
Virginia M. Wilson......................................  Senior Vice President and Controller
Gwenn L. Carr...........................................  Vice President and Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

          ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2002

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2002. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association  (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Capital Trust I (DE)

E.    Aseguradora Hidalgo, S.A. (Mexico)

F.    Metropolitan Insurance and Annuity Company (DE)

G. MetLife Pensiones S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

H. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by Met-Life, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Reaseguros de Vida S.A. (Chile)- 99.999735% is owned by MetLife Chile Inversiones Limitada and 0.000265% is owned by MetLife International Holdings, Inc.

      2. MetLife Chile Seguros de Vida S.A. (Chile)- 95.7302007% is owned by MetLife Chile Inversiones Limitada, 4.2696274% by MetLife Chile Reaseguros de Vida S.A. and 0.0001719% by MetLife International Holdings, Inc.

I. Seguros Genesis S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

K.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

M.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Group of Ohio (OH)

      3.    Security First Insurance Agency (MA)

      4.    MetLife Investors Distribution Company (DE)

      5.    MetLife Investors Insurance Agency, Inc. (Nevada)

      6.    Met Investors Advisory, LLC (DE)

      7.    MetLife Investors Financial Agency, Inc. (TX)

N.    MetLife International Holdings, Inc. (DE)

      1. MetLife Iberia, S.A.(Spain)- Shares of MetLife Iberia, S.A. are held by MetLife International Holdings at 80%.

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Gnerales, Sociedad Anonima de Seguros y Reaseguros (Spain)

      2.    Natiloportem Holdings, Inc.(DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Metropolitan Life Insurance Company.

            b)    Metropolitan Company Limited (Isle of Man)

            c)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            d) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited are held by MetLife International Holdings, Inc. and 74% by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

      5.    Metropolitan Life Seguros de Retiro S.A. (Argentina)

      6.    Metropolitan Life Seguros de Vida S.A. (Argentina)

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Vida S.A. (Argentina) and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia are held by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8. Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)- 48% of the shares of Metropolitan Life Ubezpieczen na Zycie S.A. are held directly by MetLife, Inc.

      9.    MetLife Insurance Company of Korea Limited (South Korea)

      10.   Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)

            a) Seguradora Seasul S.A. (Brazil) - 99.89% of the shares of Seguradora Seasul S.A. are held by Metropolitan Life Seguros e Previdencia Privada S.A.

O.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Four Company is held by 334 Madison Euro Investments, Inc. and 1% is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc.(MA)- AEW Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   New England Portfolio Advisors, Inc. (MA)

      11.   Benefit Services Corporation (GA)

      12.   One Madison Merchandising L.L.C. (CT)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19.   Metropolitan Tower Life Insurance Company (DE)

      20.   Security Equity Life Insurance Company (NY)

      21.   MetLife Security Insurance Company of Louisiana (LA)

      22. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company.

      23.   Met Life Holdings Luxembourg S.A. (Luxembourg)

      24.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      25.   MetLife (India) Private Ltd. (India)

      26.   Metropolitan Marine Way Investments Limited (Canada)

      27. MetLife Central European Services Spolka z Organiczona Odpowiedzialmoscia (Poland)

      28.   MetLife Investments Ireland Limited (Ireland)

      29.   MetLife Private Equity Holdings, LLC (DE)

      30.   MetLife Securities, Inc. (DE)

      31.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      32.   Metropolitan Realty Management, Inc. (DE)

            a)    Edison Supply and Distribution (DE)

            b)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc.(NJ)

      33.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      34.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      35.   Metropolitan Property & Casualty Insurance Company

            a)    Metropolitan General Insurance Company (RI)

            b)    Metropolitan Casualty Insurance Company (RI)

            c)    Metropolitan Direct Property and Casualty Insurance Company
                  (RI)

            d)    Met P&C Managing General Agency, Inc.(TX)

            e)    MetLife Auto & Home Insurance Agency, Inc. (RI)

            f)    Metropolitan Group Property and Casualty Insurance Company
                  (RI)

                  (1) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

            g)    Metropolitan Lloyds, Inc. (TX)

                  (1) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

            h)    Economy Fire & Casualty Company (IL)

                  (1)   Economy Preferred Insurance Company (IL)

                  (2)   Economy Premier Assurance Company (IL)

      36.   SSRM Holdings, Inc. (DE)

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc.(DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6) Metric Property Management, Inc. (DE)- 50% of Metric Property Management is held by Metric Realty and SSR Realty Advisors, Inc.

                  (7) Metric Realty (IL)- 50% of Metric Realty is held by SSR Realty Advisors, Inc.

      37.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 73.78% Limited Partnership interest of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A.(Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      38.   MetLife General Insurance Agency, Inc. (DE)




            a)    MetLife General Insurance Agency of Alabama, Inc. (DE)

            b)    MetLife General Insurance Agency of Kentucky, Inc. (DE)

            c)    MetLife General Insurance Agency of Mississippi, Inc. (DE)

            d)    MetLife General Insurance Agency of North Carolina, Inc. (DE)

            e)    MetLife General Insurance Agency of Texas, Inc.(DE)

            f)    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

      39.   MetLife New England Holdings, Inc. (DE)

            a)    New England Life Insurance Company (MA)

                  (1)   New England Life Holdings, Inc. (DE)

                         (a)   New England Securities Corporation (MA)

                        (b)   Hereford Insurance Agency, Inc. (MA)

                        (c)   Hereford Insurance Agency of Hawaii, Inc. (HI)

                        (d)   Fairfield Insurance Agency of Texas, Inc. (TX)

                        (e)   MetLife Advisers, LLC (MA)

                        (f)   N.L. Holding Corp. (DEL) (NY)

                              (i) Nathan & Lewis Securities, Inc. (NY)

                              (ii) Nathan & Lewis Associates-Arizona, Inc. (AZ)

                              (iii) Nathan & Lewis of Nevada, Inc. (NV)

                              (iv) Nathan & Lewis Associates, Inc. (NY)

                                    (A)   Nathan and Lewis Insurance Agency of
                                          Massachusetts, Inc. (MA)

                                    (B)   Nathan and Lewis Associates of Texas,
                                          Inc. (TX)

                  (2)   Newbury Insurance Company, Limited (Bermuda)

                  (3)   New England Pension and Annuity Company (DE)

                  (4)   Omega Reinsurance Corporation (AZ)

      40.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   John S. McSwaney & Associates, Inc. (ND)

                  (3) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation are owned by General American Life Insurance Company.

                  (4)   Krisman, Inc. (MO)

                  (5)   White Oak Royalty Company (OK)

                  (6)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 48.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company and 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)


                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc.(MO)

                                                (a.1) Reinsurance Partners, Inc.
                                                      (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii) RGA Holdings Limited (U.K) (United Kingdom)

                              (ix)  RGA UK Services Limited (United Kingdom)

                              (x)   RGA Capital Limited U.K. (United Kingdom)

                              (xi)  RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (xii) RGA South African Holdings (Pty) Ltd. (South
                                    Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xiii)RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xiv) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xv)  RGA Argentina S.A. (Argentina)

                              (xvi) Regal Atlantic Company (Bermuda)
                                    Ltd.(Bermuda)

                              (xvii)Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly-owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27.  NUMBER OF CONTRACTOWNERS.


     As of February 28, 2003: Non-Qualified: 530


                              Qualified 0

ITEM 28.  INDEMNIFICATION

    UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933

     MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. maintains a directors' and officers' liability policy with a maximum coverage of $300 million. Metropolitan Life Insurance Company, a subsidiary of MetLife, Inc. is also covered under the Financial Institutions Bond and directors' and officers' policy. A provision in Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan Life Insurance Company pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

       Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter) Metropolitan Series Fund, Inc. (principal underwriter and sub-investment adviser)
       The New England Variable Annuity (depositor)
       New England Variable Annuity Fund I (depositor)

     (b) See response to Item 25 above.

     (c)


                     (1)                                            (2)
        NAME OF PRINCIPAL UNDERWRITER
----------------------------------------------   NET UNDERWRITING DISCOUNTS AND COMMISSIONS
                                               ----------------------------------------------

     Metropolitan Life Insurance Company                            N/A



                     (3)                                            (4)
 COMPENSATION ON REDEMPTION OR ANNUITIZATION
----------------------------------------------             BROKERAGE COMMISSIONS
                                               ----------------------------------------------

                     N/A                                            N/A



                     (5)
                 COMPENSATION
----------------------------------------------

     $2,485.51 (Separate Account charge)


ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company
One Madison Avenue
New York, N.Y. 10010

ITEM 31.  MANAGEMENT SERVICES.

     Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Income Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Income Annuity.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(B) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 11TH DAY OF APRIL, 2003.

                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                        by: METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:       /s/ GARY A. BELLER
                                         ---------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice-President
                                                   and General Counsel

                                          Metropolitan Life Insurance Company
                                                      (Depositor)

                                       by:       /s/ GARY A. BELLER
                                         ---------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice-President
                                                   and General Counsel

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----

                          *                              Chairman, President, Chief
-----------------------------------------------------    Executive Officer and Director
                 Robert H. Benmosche

                          *                              Vice Chairman, Chief Investment
-----------------------------------------------------    Officer and Director
                    Gerald Clark

                          *                              Vice Chairman, Chief Financial
-----------------------------------------------------    Officer (Principal Financial
                  Steward G. Nagler                      Officer) and Director

                          *                              Senior Vice-President and
-----------------------------------------------------    Controller
                 Virginia M. Wilson

                          *                              Director
-----------------------------------------------------
                 Curtis H. Barnette

                                                         Director
-----------------------------------------------------
                  John C. Danforth

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                          *                              Director
-----------------------------------------------------
                   Harry P. Kamen

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                          *                              Director
-----------------------------------------------------
                 Catherine R. Kinney

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                 John J. Phelan, Jr.

                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

        By: /s/ CHRISTOPHER P. NICHOLAS, ESQ.                                               April 11, 2003
  ------------------------------------------------
            Christopher P. Nicholas, Esq.
                  Attorney-in-Fact

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

     Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

INTRODUCTION

     The prospectus included in the Form N-4 for Metropolitan Life Separate Account E includes illustrations using various characters from the PEANUTS(R) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectus.

CHARACTERS

Snoopy--A Beagle dog
Woodstock--A small bird
Lucy--A little brunette girl


                                               PAGE
                                           ------------
 1.  Snoopy as MetLife Representative
     with briefcase straightening bow
     tie................................   First page
 2.  Snoopy in suit with pointer........   Page 4         Important Terms You Should Know
 3.  Lucy reading ticker tape...........   Pages 10, 14   Accumulation Unit Values for Each
                                                          Investment Division
 4.  Snoopy reading menu at restaurant
     table..............................   Page 20        Your Investment Choices
 5.  The Equity Generator (Service Mark)
     icon--Safe with arrow pointing to
     three dimensional graph............   Page 22        The Equity Generator
 6.  The Equalizer (Service Mark)
     icon--A balancing scale............   Page 22        The Equalizer
 7.  The Rebalancer (Service Mark)
     icon--A pie chart with arrows
     around circumference...............   Page 22        The Rebalancer
 8.  The Index Selector (Service Mark)
     icon--A world globe with arrows
     around it..........................   Page 22        The Index Selector
 9.  The Allocator (Service Mark)
     icon--A hourglass with safe in top
     portion with arrow to a three
     dimensional chart in the bottom
     portion............................   Page 23        The Allocator
10.  Snoopy in an innertube with a
     drink..............................   Page 32        Income Pay-Out Options
11.  Snoopy on beach with drink and
     sunglasses relaxing in lounge
     chair..............................   Page 34        Income Payment Types
12.  Hourglass with dollar bill being
     shredded into bottom of glass with
     "inflation" written on it..........   Page 37        How The Variable Income Pay-Out
                                                          Option Differs from Other Income
                                                          Pay-Out Options
13.  Woodstock in middle of balance
     scale with "Interest Factor" going
     up and "Investment Factor" going
     down...............................   Page 43        Income Payment Calculations
14.  Snoopy shaking Woodstock's hand
     with a briefcase...................   Page 52        Who sells the Deferred Annuities
15.  "Uncle Sam" Snoopy with "tax bill"
     in hand............................   Page 53        Income Taxes
16.  Piggy Bank with "Do Not Open Until
     Age 59 1/2" on its side............   Page 55        Withdrawals